AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   X
                               (File No. 33-11549)                   ---
                         Post-Effective Amendment No. 20
                                                      --

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                X
                              (File No. 811-04995)                   ---
                         Post-Effective Amendment No. 21
                                                      --


                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                4600 Norwest Center, Minneapolis, Minnesota 55402
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (612) 332-3223
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         Paul Rasmussen, Vice President
                                Sit Mutual Funds
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                                Dorsey & Whitney
                           2200 First Bank Place East
                          Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):
____      immediately upon filing pursuant to paragraph (b) of rule 485
____      on (specify date) pursuant to paragraph (b) of rule 485
____      60 days after filing pursuant to paragraph (a)(1) of rule 485
_XX_      on August 1, 2000 pursuant to paragraph (a)(1) of rule 485
____      75 days after filing pursuant to paragraph (a)(2) of rule 485
____      on (specify date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on or about May 30, 2000.

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
                               (File No. 2-91312)                   ---
                         Post-Effective Amendment No. 24
                                                      --

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940               X
                              (File No. 811-04033)                  ---
                         Post-Effective Amendment No. 25
                                                      --


                            SIT MUTUAL FUNDS II, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                4600 Norwest Center, Minneapolis, Minnesota 55402
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (612) 332-3223
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         Paul Rasmussen, Vice President
                                Sit Mutual Funds
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                                Dorsey & Whitney
                           2200 First Bank Place East
                          Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):
____     immediately upon filing pursuant to paragraph (b) of rule 485
____     on (specify date) pursuant to paragraph (b) of rule 485
____     60 days after filing pursuant to paragraph (a)(1) of rule 485
_XX_     on August 1, 2000 pursuant to paragraph (a)(1) of rule 485
____     75 days after filing pursuant to paragraph (a)(2) of rule 485
____     on (specify date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on or about May 30, 2000.

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
                               (File No. 2-91313)                   ---
                         Post-Effective Amendment No. 21
                                                      --

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940               X
                              (File No. 811-04032)                  ---
                         Post-Effective Amendment No. 22
                                                      --


                           SIT MONEY MARKET FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                4600 Norwest Center, Minneapolis, Minnesota 55402
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (612) 332-3223
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         Paul Rasmussen, Vice President
                                Sit Mutual Funds
                               4600 Norwest Center
                          Minneapolis, Minnesota 55402
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                                Dorsey & Whitney
                           2200 First Bank Place East
                          Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box):
____     immediately upon filing pursuant to paragraph (b) of rule 485
____     on (specify date) pursuant to paragraph (b) of rule 485
____     60 days after filing pursuant to paragraph (a)(1) of rule 485
_XX_     on August 1, 2000 pursuant to paragraph (a)(1) of rule 485
____     75 days after filing pursuant to paragraph (a)(2) of rule 485
____     on (specify date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed with the Securities and Exchange Commission on or about May 30, 2000.

                              BOND FUNDS PROSPECTUS

                                 AUGUST 1, 2000



                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                                    BOND FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND




                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------

                          THE INVESTMENT IS MUTUAL(SM)

                         A FAMILY OF 100% NO-LOAD FUNDS



                              SIT FAMILY OF FUNDS

                                   [CHART]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

     [ ] Principal Stability & Current Income     [ ] Growth Potential



                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

SIT MUTUAL FUNDS

BOND FUNDS PROSPECTUS



AUGUST 1, 2000



MONEY MARKET FUND

U.S. GOVERNMENT SECURITIES FUND

BOND FUND

TAX-FREE INCOME FUND

MINNESOTA TAX-FREE INCOME FUND




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



INTRODUCTION                                                                   1

FUND SUMMARIES
     Investment Objectives and Principal Investment Strategies
         Money Market Fund                                                     2
         U.S. Government Securities Fund                                       3
         Bond Fund                                                             5
         Tax-Free Income Fund                                                  7
         Minnesota Tax-Free Income Fund                                        9
     Principal Investment Risks                                               11
     Performance
         Money Market Fund                                                    14
         U.S. Government Securities Fund                                      15
         Bond Fund                                                            16
         Tax-Free Income Fund                                                 17
         Minnesota Tax-Free Income Fund                                       18
     Fees and Expenses                                                        19

FUND MANAGEMENT
     Investment Adviser                                                       21
     Portfolio Management                                                     22
     Distributor                                                              22
     Custodian and Transfer Agent                                             22

SHAREHOLDER INFORMATION
     Share Price                                                              23
     When Orders are Effective                                                23
     Purchasing Shares                                                        24
     Exchanging Shares                                                        26
     Selling Shares                                                           27
     Checkwriting                                                             30
     Investing Through a Third Party                                          30
     Dividends and Distributions                                              31
     Retirement and Other Tax-Deferred Accounts                               31
     Taxes                                                                    32

ADDITIONAL INFORMATION
     Other Securities, Investment Practices, and Policies                     34
     Financial Highlights                                                     36
         Money Market Fund                                                    37
         U.S. Government Securities Fund                                      38
         Bond Fund                                                            39
         Tax-Free Income Fund                                                 40
         Minnesota Tax-Free Income Fund                                       41
     For More Information                                             back cover

FUND SUMMARIES



INTRODUCTION


SIT MUTUAL FUNDS ARE A FAMILY OF NO-LOAD MUTUAL FUNDS OFFERING A SELECTION OF FUNDS TO INVESTORS. EACH FUND HAS A DISTINCTIVE INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.


THE SIT BOND FUNDS CONSIST OF:

>    Money Market Fund

>    U.S. Government Securities Fund

>    Bond Fund

>    Tax-Free Income Fund

>    Minnesota Tax-Free Income Fund

This Prospectus describes the five bond funds that are a part of the Sit Mutual Fund family. The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment goals. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program.

The Fund Summaries section describes the principal strategies used by the Funds in trying to achieve these objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance fees and expenses of the Funds.

FUND SUMMARIES



MONEY MARKET FUND


INVESTMENT OBJECTIVE

The Fund seeks maximum current income to the extent consistent with preserving capital and maintaining liquidity.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio of high-quality short-term debt securities, which may include:

>    Corporate debt securities, such as commercial paper;

>    Obligations of the U.S. government, its agencies and instrumentalities; and

> Bank instruments, such as certificates of deposit, time deposits and bankers' acceptances.

The Fund complies with Securities and Exchange Commission regulations that apply to money market funds. These regulations require that:

>    the Fund seek to maintain a stable asset value of $1.00 per share;

>    the Fund's investments mature within 397 days of purchase;

> the Fund maintain an average dollar-weighted portfolio maturity of 90 days or less;

>    all of the Fund's investments be denominated in U.S. dollars; and

> all of the Fund's investments be high-quality securities that have been determined by the Fund's investment adviser to present minimal credit risk.


RISKS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk, and Income Risk. See page 11 for a discussion of these risks.


THE FUND SEEKS TO MAINTAIN A STABLE ASSET VALUE OF $1.00 PER SHARE.

FUND SUMMARIES



U.S. GOVERNMENT SECURITIES FUND


INVESTMENT OBJECTIVE

The Fund seeks high current income and safety of principal.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing exclusively in U.S. government securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Fund invests a substantial portion of its assets in pass-through securities. Pass-through securities are formed when mortgages or other debt instruments are pooled together and undivided interests in the pool are sold to investors, such as the Fund. The cash flow from the underlying debt instruments is "passed through" to the holders of the securities in the form of periodic (generally monthly) payments of interest and principal, and any prepayments.

Pass-through securities in which the Fund invests include mortgage-backed securities such as those issued by Government National Mortgage Association
(GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHMLC). GNMA pass-through securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC securities are backed by the credit of the issuing governmental agency. In addition, a significant portion of the Fund's pass-through security investments may be GNMA manufac tured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit. Although similar to mortgage-backed pass-through securities, the prepayment rates on manufactured home loans underlying these securities generally tend to be less volatile than the prepayment rates on mortgages underlying mortgage-backed securities. See the discussion of prepayment risk under "Principal Investment Risks."

Other types of U.S. government securities in which the Fund may invest include U.S. Treasury securities, U.S. government agency collateralized mortgage obligations and other U.S. government agency securities.

FUND SUMMARIES



In selecting securities for the Fund, Fund managers seek securities providing high current income relative to yields currently available in the market. In making pur chase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security's prepay ment risk, yield, maturity, and liquidity. Fund managers attempt to maintain an average effec tive duration for the portfolio of approximately 2 to 5 years.


RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk, Income Risk, Prepayment Risk, and Management Risk. See page 11 for a discussion of these risks.



DURATION IS A MEASURE OF TOTAL PRICE SENSITIVITY RELATIVE TO CHANGES IN INTEREST RATES. PORTFOLIOS WITH LONGER DURATIONS ARE TYPICALLY MORE SENSITIVE TO CHANGES IN INTEREST RATES.

FUND SUMMARIES



BOND FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of debt securities which may include:

> Mortgage-backed securities, such as securities issued by GNMA, FHLMC and FNMA, and including collateralized mortgage obligations;

> Asset-backed securities, such as automobile and credit card receivables, utilities, manufactured (mobile) home loans, home improvement loans and home equity loans;

>    Obligations of the U.S. government, its agencies and instrumentalities;

>    Corporate debt securities;

>    Taxable municipal securities;

> Short-term debt obligations, including commercial paper and bank instruments, such as certificates of deposit, time deposits, and bankers' acceptances.

The Fund invests primarily in debt securities that, at the time of purchase, are either rated investment-grade or if unrated, determined to be of comparable quality by the Fund's investment adviser. Unrated securities will not exceed 20% of the Fund's total assets.

In selecting securities for the Fund, Fund managers seek securities providing maxi mum total return. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security's credit quality, yield, maturity, and liquidity. Based upon their economic outlook, the Fund managers attempt to shift the sector concentra tions of the portfolio. The Fund managers attempt to shift the portfolio's average effective duration based upon their interest rate forecast. Fund managers attempt to maintain an average effective duration for the portfolio of 3 to 7 years.



INVESTMENT-GRADE SECURITIES ARE RATED WITHIN THE FOUR HIGHEST GRADES BY THE MAJOR RATING AGENCIES.

DURATION IS A MEASURE OF TOTAL PRICE SENSITIVITY RELATIVE TO CHANGES IN INTEREST RATES. PORTFOLIOS WITH LONGER DURATIONS ARE TYPICALLY MORE SENSITIVE TO CHANGES IN INTEREST RATES.

FUND SUMMARIES



RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk, Income Risk, Prepayment Risk, Management Risk and Call Risk. See pages 11 and 12 for a discussion of these risks.

FUND SUMMARIES



TAX-FREE INCOME FUND


INVESTMENT OBJECTIVE

The Fund seeks high current income that is exempt from federal income tax consis tent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. Municipal securities are debt obligations issued by or for U.S. states, ter ritories, and posses sions and the District of Columbia and their political subdivi sions, agencies, and instrumentalities.

The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund generally invests a significant portion of its assets in revenue bonds of health care related facilities and in obligations of municipal housing authorities, which include single family and multi-family mortgage revenue bonds.

The Fund invests in securities rated investment-grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund's Adviser. Investment-grade securities are rated within the four highest grades by the major rating agencies.

In selecting securities for the Fund, Fund managers seek securities providing high tax-exempt income. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 4 to 8 years. The Fund managers' economic outlook and interest rate forecast, as well as their evaluation of a security's struc ture, credit quality, yield, maturity, and liquidity, are all factors considered when making investment decisions.



IN SELECTING SECURITIES FOR THE FUND, FUND MANAGERS SEEK SECURITIES PROVIDING HIGH CURRENT TAX-EXEMPT INCOME.

DURATION IS A MEASURE OF TOTAL PRICE SENSITIVITY RELATIVE TO CHANGES IN INTEREST RATES. PORTFOLIOS WITH LONGER DURATIONS ARE TYPICALLY MORE SENSITIVE TO CHANGES IN INTEREST RATES.

FUND SUMMARIES



RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk, Income Risk, Prepayment Risk, Management Risk, Call Risk, Political, Economic and Tax Risk, and Health Care and Housing Sector Risk. See pages 11 and 12 for a discussion of these risks.

FUND SUMMARIES



MINNESOTA TAX-FREE INCOME FUND


INVESTMENT OBJECTIVE

The Fund seeks high current income that is exempt from federal regular income tax and Minnesota regular personal income tax consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities. The Fund may invest up to 20% of its assets in securities that generate interest income subject to both Minnesota and federal alternative minimum tax ("AMT"). Investors subject to AMT treat the Fund's income subject to AMT as an item of tax preference in computing their alternative minimum taxable income.

The Fund substantially invests in municipal securities issued by the state of Minnesota and its political subdivisions. The Fund invests in both general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing munic ipality, and in revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source. The Fund generally invests a significant portion of its assets in obligations of municipal housing authorities which include single family and multi-family mortgage revenue bonds.

The Fund primarily invests in securities rated investment-grade at the time of pur chase or, if unrated, determined to be of comparable quality by the Fund's adviser. Investment-grade securities are rated within the four highest grades by Moody's Investors Service, Standard and Poor's Corporation, Fitch IBCA, or Duff & Phelps. However, the Fund may invest up to 30% of its assets in municipal securities rated below investment-grade (commonly referred to as junk bonds) or determined to be of comparable quality by the Fund's adviser, but the Fund may not invest in securities rated lower than B3 by Moody's Investors Service or B-by Standard and Poor's Corporation, Fitch IBCA or Duff & Phelps, or if unrated securities, determined by the Fund's adviser to be of comparable quality.



IN SELECTING SECURITIES FOR THE FUND, FUND MANAGERS SEEK SECURITIES PROVIDING HIGH CURRENT TAX-EXEMPT INCOME.

DURATION IS A MEASURE OF TOTAL PRICE SENSITIVITY RELATIVE TO CHANGES IN INTEREST RATES. PORTFOLIOS WITH LONGER DURATIONS ARE TYPICALLY MORE SENSITIVE TO CHANGES IN INTEREST RATES.

FUND SUMMARIES



In selecting securities for the Fund, Fund managers seek securities providing high current tax-exempt income. In making purchase and sales decisions for the Fund, the Fund managers consider their economic outlook and interest rate forecast, as well as their evaluation of a security's structure, credit quality, yield, maturity, and liquidity. Fund managers attempt to maintain an average effective duration for the portfolio of approximately 4 to 8 years.


RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund. The principal risks of investing in the Fund are Interest Rate Risk, Credit Risk, Income Risk, Prepayment Risk, Management Risk, Call Risk, Political, Economic and Tax Risk, Risk of Non-Diversification, and Minnesota State Specific Risk. See pages 11 through 13 for a discussion of these risks.

FUND SUMMARIES



PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, investment performance and price of its shares. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

The principal risks of investing in the Funds include:


RISKS THAT APPLY TO ALL FUNDS

> Interest Rate Risk: An increase in interest rates may lower a Fund's value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

> Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by a Fund may default on the payment of principal or interest, or on other obligations to a Fund, causing the value of the Fund to decrease.

> Income Risk: The income you earn from a Fund may decline due to declining interest rates.


RISKS THAT APPLY PRIMARILY TO THE U.S. GOVERNMENT SECURITIES, BOND, TAX-FREE INCOME AND MINNESOTA TAX-FREE INCOME FUNDS

> Prepayment Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities and manufactured home loan pass-through securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund's value to rising interest rates.

> Management Risk: A strategy used by the investment management team may not produce the intended results.

FUND SUMMARIES



RISK THAT APPLIES PRIMARILY TO THE BOND, TAX-FREE INCOME AND MINNESOTA TAX-FREE INCOME FUNDS

> Call Risk: Many bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in a Fund's income.


RISKS THAT APPLY PRIMARILY TO THE TAX-FREE INCOME AND MINNESOTA TAX-FREE INCOME FUNDS

> Political, Economic and Tax Risk: Because the Funds invest primarily in municipal securities issued by states and their political subdivisions (specifically, the state of Minnesota for the Minnesota Tax-Free Income
     Fund), the Funds may be particularly affected by the political and economic conditions and developments in those states. Since each Fund primarily invests in municipal securities, the value of each Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

> Specific Credit Risk: The revenue bonds in which the Funds invest may entail greater credit risk than the Funds' investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

RISK THAT APPLIES PRIMARILY TO THE TAX-FREE INCOME FUND

> Health Care and Housing Sector Risk: Because the Fund may invest a significant portion of its assets in health care and housing bonds, it may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.


RISKS THAT APPLY PRIMARILY TO THE MINNESOTA TAX-FREE INCOME FUND

> Risk of Nondiversification: The Fund is nondiversified, as is typical of single-state funds. This means that it may invest in a larger portion of its assets in a limited number of issuers than a diversified fund. Because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

FUND SUMMARIES


> Specific Credit Risk: The Fund may invest up to 30% of its assets in municipal securities rated below investment-grade. Securities rated below investment-grade are considered predominately speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Debt securities rated below investment-grade are commonly known as junk bonds.

> Minnesota State Specific Risk: The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. The concentration in these industries leaves Minnesota vulnerable to an economic slowdown associated with business cycles. The ability of Minnesota or its municipalities to meet their obligations depends on the availability of tax and other revenues, the economic, political and demographic conditions within the state, ecological or environmental concerns, and the underlying fiscal condition of the state, its counties and its municipalities.

FUND SUMMARIES



PERFORMANCE

The following information illustrates how each Fund's performance has varied over time, which is one indication of the risks of investing in a Fund. A Fund's past performance does not necessarily indicate how it will perform in the future. Each bar chart depicts the change in a Fund's performance from year to year. Each table depicts a Fund's average annual total returns for the periods indicated. Both the charts and the tables assume that all distributions have been reinvested.


MONEY MARKET FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                  [BAR CHART]

3.84%   5.58%   5.08%    5.22%   5.17%   4.79%
--------------------------------------------------
1994    1995    1996     1997    1998    1999


(1) The Fund's year-to-date return as of 3/31/00 (not annualized) was 1.36%.

    Best Quarter: 1.40% (2nd Q 1995)  Worst Quarter: 0.68% (1st Q 1994)



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

                                          Since Inception
1 Year                  5 Years                 (11/1/93)
---------------------------------------------------------
4.79%                     5.17%                     4.88%

FUND SUMMARIES



U.S. GOVERNMENT SECURITIES FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                  [BAR CHART]

10.97%  12.87%  5.43%   7.34%   1.77%   11.50%  4.99%    8.19%   6.52%   1.37%
-------------------------------------------------------------------------------
1990    1991    1992    1993    1994    1995    1996     1997    1998    1999


(1) The Fund's year-to-date return as of 3/31/00 (not annualized) was 1.53%.

    Best Quarter: 4.83% (4th Q 1990)  Worst Quarter: -0.77% (1st Q 1992)



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                           1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND             1.37%          6.46%           7.03%

Lehman Intermediate Gov't Bond Index*       0.49%          6.93%           7.10%

* An unmanaged index comprised of government fixed-rate securities with maturities of 1 to 10 years.

FUND SUMMARIES



BOND FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                  [BAR CHART]

-1.31%  16.83%  4.25%    9.44%   6.52%   -0.34%
-----------------------------------------------
1994    1995    1996     1997    1998    1999


(1) The Fund's year-to-date return as of 3/31/00 (not annualized) was 1.29%.

    Best Quarter: 5.99% (2nd Q 1995)  Worst Quarter: -1.55% (1st Q 1994)



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99
                                                                 Since Inception
                                            1 Year      5 Year         (12/1/93)
--------------------------------------------------------------------------------
BOND FUND                                   -0.34%      7.19%              5.70%

Lehman Aggregate Bond Index*                -0.82%      7.73%              5.89%

* An unmanaged index composed of investment-grade securities from the Lehman Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

FUND SUMMARIES



TAX-FREE INCOME FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                  [BAR CHART]

7.29%   9.25%   7.71%   10.42%  -0.63%  12.86%  5.69%    9.87%   6.29%   -4.01%
-------------------------------------------------------------------------------
1990    1991    1992    1993    1994    1995    1996     1997    1998    1999


(1) The Fund's year-to-date return as of 3/31/00 (not annualized) was 1.58%.

    Best Quarter: 4.35% (1st Q 1995)  Worst Quarter: -3.09% (1st Q 1994)



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99
                                            1 Year       5 Years        10 Years
--------------------------------------------------------------------------------
TAX-FREE INCOME FUND                        -4.01%         5.98%           6.36%

Lehman 5-Year Muni Bond Index*               0.74%         5.71%           6.23%

* An unmanaged index composed of municipal securities with maturities of 4 to 6 years. It is a subset of the Lehman Municipal Bond Index, an unmanaged index of investment grade tax-exempt bonds.

FUND SUMMARIES



MINNESOTA TAX-FREE INCOME FUND


               TOTAL RETURN FOR THE CALENDAR YEARS ENDED 12/31(1)

                                  [BAR CHART]

0.63%   11.90%  5.89%    8.19%   6.14%   -3.82%
-----------------------------------------------
1994    1995    1996     1997    1998    1999


(1) The Fund's year-to-date return as of 3/31/00 (not annualized) was 1.68%.

    Best Quarter: 4.47% (1st Q 1995)  Worst Quarter: -2.37% (1st Q 1994)



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99
                                                                 Since Inception
                                            1 Year     5 Year          (12/1/93)
--------------------------------------------------------------------------------
MINNESOTA TAX-FREE INCOME FUND              -3.82%      5.53%              4.90%

Lehman 5-Year Muni Bond Index*               0.74%      5.71%              4.69%

* An unmanaged index composed of bonds with maturities of 4 to 6 years. It is a subset of the Lehman Municipal Bond Index, an unmanaged index of investment grade tax-exempt bonds.

FUND SUMMARIES



FEES AND EXPENSES

This table shows fees and expenses that you may pay if you buy and hold shares of the Funds. All Sit Mutual Funds are no-load investments, so you will NOT pay any shareholder fees such as sales loads, redemption fees or exchange fees when you buy or sell shares of the Funds. However, when you hold shares of a Fund you indirectly pay a portion of the Fund's operating expenses. These expenses are deducted from Fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)               None
-----------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
-----------------------------------------------------------------------------

                         Management   Distribution      Other    Total Annual
                               Fees   (12b-1) Fees   Expenses  Fund Operating
                                                                     Expenses
Money Market                   .80%(1)        None       None            .80%(1)

U.S. Government Securities    1.00%(1)        None       None           1.00%(1)

Bond                           .80%           None       None            .80%

Tax-Free Income                .80%(1)        None       None            .80%(1)

Minnesota Tax-Free Income      .80%           None       None            .80%
-----------------------------------------------------------------------------

(1) Management fee does not reflect the Adviser's waiver of fees. Actual expenses are lower than those shown in the table because of voluntary fee waivers by the Adviser. As a result of the fee waiver, actual management fees paid for the year ended 3/31/00 by the Money Market Fund was .50% of the Fund's average daily net assets; U.S. Government Securities Fund was .80% of the Fund's average daily net assets; Tax-Free Income Fund was .70% of the Fund's average daily net assets. After December 31, 2001, the fee waivers may be terminated at any time by the Adviser.

FUND SUMMARIES



EXAMPLE

This example is intended to help you compare the cost of investing in each Fund (before the fee waiver) with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may differ, based on these assumptions your costs would be:

                                1-Year      3-Years       5-Years       10-Years
--------------------------------------------------------------------------------
Money Market                      $ 82         $256          $446         $  993

U.S. Government Securities        $102         $320          $555         $1,229

Bond                              $ 82         $256          $446         $  993

Tax-Free Income                   $ 82         $256          $446         $  993

Minnesota Tax-Free Income         $ 82         $256          $446         $  993

FUND MANAGEMENT



INVESTMENT ADVISER

Sit Investment Associates, Inc. (the "Adviser"), 4600 Norwest Center, Minneapolis, Minnesota 55402, is the Funds' investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of March 31, 2000, the Adviser had approximately $10.2 billion in assets under management, including approximately $2.3 billion for the 13 Sit Mutual Funds.

Under Investment Management Agreements between the Funds and the Adviser (the "Agree ments"), the Adviser manages the Funds' business and investment activities, subject to the authority of the board of directors. The Agreements require the Adviser to bear all of the Funds' expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. Each Fund pays the Adviser a monthly fee for its services. During their most recent fiscal year, after taking into account voluntary fee waivers, the Funds paid the following advisory fees to the Adviser:

                                                         ADVISORY FEE AS A % OF
FUND                                                   AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------
Money Market Fund                                                          .50%*

U.S. Government Securities Fund                                            .80%*

Bond Fund                                                                  .80%

Tax-Free Income Fund                                                       .70%*

Minnesota Tax-Free Income Fund                                             .80%
-------------------------------------------------------------------------------

* Net of voluntary fee waivers. After December 31, 2001, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. The contractual fees (without waivers) for the Money Market Fund is .80% (.60% of assets in excess of $50 million) per year of the Fund's average daily net assets, the U.S. Government Securities Fund is 1.00% (.80% of assets in excess of $50 million) per year of the fund's average daily net assets, and the Tax-Free Income Fund is .80% per year of the Fund's average daily net assets.

FUND MANAGEMENT



PORTFOLIO MANAGEMENT

Each Fund's investments are managed by a team of persons associated with the Adviser. Michael C. Brilley and Debra A. Sit are the Senior Portfolio Managers for the Adviser and oversee the day-to-day investment decisions for the Funds. Mr. Brilley has been with the Adviser since 1984 and is currently a Senior Vice President. He has been with the Funds since their inceptions. Ms. Sit has been with the Adviser since 1987 and is currently a Vice President.



DISTRIBUTOR

SIA Securities Corp. (the "Distributor"), an affiliate of the Adviser, is the distributor for the Funds. The Distributor markets the Funds' shares only to certain institutional and individual investors and all other sales of the Funds' shares are made by each Fund.

The Distributor or the Adviser may enter into agreements under which various broker age firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.



CUSTODIAN AND TRANSFER AGENT

The Northern Trust Company, located at 50 LaSalle Street, Chicago, IL 60675, is the Custodian for the Funds.

PFPC Inc. (formerly First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westboro, MA 01581, is the Transfer Agent for the Funds.



THE CUSTODIAN HOLDS THE FUNDS' SECURITIES AND CASH, RECEIVES AND PAYS FOR SECURITIES PURCHASED, DELIVERS AGAINST PAYMENT FOR SECURITIES SOLD, RECEIVES AND COLLECTS INCOME FROM INVESTMENTS AND PERFORMS OTHER ADMINISTRATIVE DUTIES.

THE TRANSFER AGENT PROCESSES PURCHASE ORDERS, REDEMPTION ORDERS AND HANDLES ALL RELATED SHAREHOLDER ACCOUNTING SERVICES.

SHAREHOLDER INFORMATION



SHARE PRICE

Your price for purchasing, selling, or exchanging shares is based on the Fund's net asset value (NAV) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central time) every day the exchange is open. The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. The NAV per share of the other Funds will fluctuate.

NAV is based on the market value of the securities in a Fund's portfolio. When market value prices are not readily available, fair value is determined in good faith by the Adviser using methods approved by the board of directors. Short-term debt securi ties maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consis tently adjusts the cost value by amortizing/accreting any discount or premium paid until the security's maturity without regard to fluctuating interest rates.



WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the New York Stock Exchange ("NYSE") is open. PURCHASE, EXCHANGE, AND SALE ORDERS RECEIVED PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 3:00 P.M. CENTRAL TIME) ARE PROCESSED AT THE NET ASSET VALUE PER SHARE CALCULATED FOR THAT BUSINESS DAY, EXCEPT PURCHASES MADE TO AN EXISTING ACCOUNT VIA AUTOMATED CLEARING HOUSE, "ACH," ELECTRONIC TRANSFER OF FUNDS. ACH PURCHASES ARE INVESTED AT THE NET ASSET VALUE PER SHARE ON THE NEXT BUSINESS DAY AFTER YOUR TELEPHONE CALL TO THE FUNDS IF YOU CALL THE FUNDS PRIOR TO THE CLOSE OF THE NYSE. Your bank account will be debited within 1 to 2 business days.

IF YOUR PURCHASE, EXCHANGE, OR SALE ORDER IS RECEIVED AFTER THE CLOSE OF THE NYSE, THE PURCHASE, EXCHANGE OR SALE WILL BE MADE AT THE NET ASSET VALUE CALCULATED ON THE NEXT DAY THE NYSE IS OPEN.



A FUND'S SHARE PRICE OR NAV IS DETERMINED BY ADDING THE TOTAL VALUE OF A FUND'S INVESTMENTS AND OTHER ASSETS (INCLUDING ACCRUED INCOME), SUB TRACT ING ITS LIABILITIES, AND THEN DIVIDING THAT FIGURE BY THE NUMBER OF OUTSTAND ING SHARES OF THE FUND.

SHAREHOLDER INFORMATION



The Funds may reject or restrict any purchase or exchange order at any time, when, in the judgment of management, it is in the best interests of the Funds. For example, it may be in the best interests of the Funds to reject purchase and exchange orders that are short-term or to restrict excessive trading into and out of the Funds since such orders may harm performance by disrupting portfolio management strategies and increasing expenses.



PURCHASING SHARES

Shares of the Funds may be purchased on any day the NYSE is open with a minimum initial investment of $2,000 for each Fund and additional investments must be at least $100. Accounts for minors under the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") may be established with a $500 minimum initial investment if an Automatic Invest ment Plan for at least $100 per month is also established. The minimum initial and additional investment requirements do not apply to retirement accounts (IRAs) or to Education IRAs.


INITIAL PURCHASE BY MAIL

You may complete and sign an account application and mail it to the Funds as instructed on the application. Enclose a check made payable to Sit Mutual Funds. Third party and starter checks are not accepted.


INITIAL PURCHASE BY WIRE

You may have your bank wire Federal Funds to purchase shares of the Funds. Your bank may charge you a wire fee. Before money is wired for an initial purchase (new account), you must fax a copy of a completed account application to Sit Mutual Funds. The Funds will provide you with an account number and wiring instructions.

After opening an account by wire transfer, you must mail the completed account appli cation containing your social security number or tax identification number and original signatures to Sit Mutual Funds. If a completed application is not received, (or the tax identification number is not certified with a Form W-9), your account will be subject to back-up withholding.

SHAREHOLDER INFORMATION



Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Funds' Transfer Agent.


ADDITIONAL PURCHASES BY MAIL

You may make additional purchases by mailing the investment slip attached to your account confirmation statement or a letter of instruction containing your account number and the name(s) on the account, together with a check made payable to Sit Mutual Funds. INVESTMENT SLIPS ARE ELECTRONICALLY CODED AND ARE NOT INTERCHANGEABLE AMONG FUNDS. To open an account in a new Fund, refer to procedures outlined in "Initial Purchase by Mail."


ADDITIONAL PURCHASES BY WIRE

You may make additional purchases by wiring funds according to the wire instructions on the back cover of this prospectus. After you have initiated the wire purchase through your bank, notify Sit Mutual Funds that a wire purchase is being made to your account.


ADDITIONAL PURCHASES BY ACH

You may make additional purchases via electronic transfer of funds if you have selected this option on the account application. To add this option to an existing account, complete the Change of Account Options form. This option will begin within 10 days of the Funds' receipt of the change form. To place an ACH purchase order, call an Investor Services Representative at 1-800-332-5580. Your purchase will be invested at the net asset value per share ON THE NEXT BUSINESS DAY AFTER YOUR TELEPHONE CALL TO THE FUNDS IF YOU CALL PRIOR TO THE CLOSE OF THE NYSE, GENERALLY 3 P.M. CENTRAL TIME.


ADDITIONAL PURCHASES BY AUTOMATIC INVESTMENT PLAN

You may make additional purchases automatically on any day of the month if you have completed the Automatic Investment Plan section of the account application. To add this option to an existing account, complete the Change of Account Options form. This option will begin within 10 days of the Fund's receipt of the change form. You can change the amount or terminate this option by written notice to the Funds at any time.



QUESTIONS?
CALL 1-800-332-5580 OR 612-334-5888.

SHAREHOLDER INFORMATION



EXCHANGING SHARES

You may sell shares of one Fund and use the proceeds to buy shares of another Sit Mutual Fund at no cost. Before making an exchange, you should read the prospectus and consider the investment objective of the Fund to be purchased.

An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

You may make an exchange to an existing account or to a new account. If your exchange creates a new account, the new account ownership must be identical and you must satisfy the minimum initial investment amount.


EXCHANGE BY TELEPHONE

You may exchange shares between the Funds by telephone. The exchange privilege is auto matically established when you open your account, unless you indicate that you do not want the exchange privilege.


EXCHANGE BY MAIL

You may exchange shares between the Funds by written request to the Funds. A written request must be signed by ALL registered owners of the account.


EXCHANGE BY AUTOMATIC EXCHANGE PLAN

You may exchange fixed periodic amounts from one Fund to another Fund on any business day of the month if you have completed the Automatic Exchange section of the account application. An exchange may be done monthly, or you may choose which months you wish to have the exchange made. To add this option to an existing account, complete the Change of Accounts Options form.


EXCHANGE BY SITSHAREHOLDER INFORMATION LINE

You may exchange shares between the Funds by using the automated telephone line at 1-800-332-5580 and following the instructions. You should have your personal identification number, account number, and Fund numbers available.

SHAREHOLDER INFORMATION



SELLING SHARES

You may sell all or a portion of your shares at no cost on any day when the NYSE is open. You may receive more or less than your cost depending on the market value of the Fund's securities. A request to sell cannot be canceled or revoked.


SELL BY MAIL

You may sell shares by sending a written request to Sit Mutual Funds that includes the following information:

>    Name of the Fund;

>    Name(s) on the account;

>    Account number;

>    Dollar amount or number of shares to be redeemed;

> Other supporting legal documents as required for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations;

> Directions specifying whether you want to receive the proceeds by mail, fed wire or ACH (see "Payment of Sale Proceeds" below for additional information you must include in your written request);

> Signatures of all registered account owners, exactly as their names appear on the account. YOU MUST PROVIDE A MEDALLION SIGNATURE GUARANTEE IF:

          (a) You would like the proceeds from the sale to be paid to anyone other than the registered account owner(s), or

          (b) You would like the check mailed to an address other than the registered address, or

          (c) You want the proceeds sent via bank wire to a bank different than the bank authorized by you on your account application.

You will receive the proceeds from the sale of shares according to the method you indicate in your written request - either by mail, wire or ACH.


SELL BY TELEPHONE

You may sell shares, up to $50,000 per day, by calling Sit Mutual Funds if you com pleted the Banking Authorization section and the Telephone Redemption section of the account application for each account that you want the option. To add this option to an existing account, or to change your banking information provided on



A MEDALLION SIGNATURE GUARANTEE ASSURES THAT A SIGNATURE IS GENUINE AND PROTECTS SHAREHOLDERS FROM UNAUTHORIZED ACCOUNT TRANSFERS. A MEDALLION SIGNATURE GUARANTEE MAY BE OBTAINED FROM A BANK, BROKERAGE FIRM, OR OTHER FINANCIAL INSTITUTION WHICH IS PARTICIPATING IN A MEDALLION PROGRAM RECOGNIZED BY THE SECURITIES TRANSFER ASSOCIATION.

CALL YOUR FINANCIAL INSTITUTION TO OBTAIN A MEDALLION SIGNATURE GUARANTEE. A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.

SHAREHOLDER INFORMATION



the application, you must complete a Change of Account Options form. A medallion signature guarantee is required with the change form if you are changing the address or bank account to where we will send your redemption proceeds. The $50,000 limitation does not apply to omnibus accounts. For purposes of this limitation, accounts with the same registration in different Funds will be aggregated.

You will receive the proceeds from the sale of shares according to the method you chose in the Telephone Redemption section of the account application - either by mail, wire, or ACH.


SELL BY AUTOMATIC WITHDRAWAL PLAN

You may sell shares through an Automatic Withdrawal Plan and receive sales proceeds of at least $100 on a monthly, quarterly, semi-annual or annual basis if you have completed the Special Services section of the account application. To add this option to an existing account, you must complete the Change of Accounts Options form. This option will begin within 10 days of the Fund's receipt of the change form. Automatic withdrawals may even tu ally exhaust your account. Each withdrawal constitutes a sale for federal income tax purposes and you may have a taxable capital gain or loss.

You will receive the proceeds from the sale of shares according to the method you chose in the Special Services section of the account application - either by mail or ACH.


PAYMENT OF SALE PROCEEDS

Your sale proceeds generally will be paid as soon as possible, generally not later than seven business days after receipt of a request to sell. HOWEVER, IF YOUR SHARES WERE RECENTLY PUR CHASED WITH NONGUARANTEED FUNDS, SUCH AS A PERSONAL CHECK, AND YOU REQUEST TO SELL SHARES OR YOU WRITE A DRAFT ON YOUR ACCOUNT, YOUR SALES PROCEEDS CHECK MAY BE DELAYED UNTIL YOUR CHECK CLEARS, WHICH MAY TAKE UP TO 15 DAYS, OR THE FUND MAY RETURN YOUR DRAFT. YOU MAY AVOID THIS DELAY BY PURCHASING SHARES WITH A BANK WIRE OF FEDERAL FUNDS.

You may receive proceeds from the sale of your shares in one of three ways:

1. BY MAIL. AVAILABLE FOR SALES INITIATED BY A WRITTEN OR TELEPHONE REQUEST OR AN AUTOMATIC WITHDRAWAL PLAN. We can mail a check of the proceeds from the sale of shares to your address of record. If you would like the check mailed to an address other than the address of record, you must submit a written sales request which includes your alter nate address and a MEDALLION SIGNATURE GUARANTEE. Your check will generally be mailed to you within 7 business days after receipt of your request to sell.

SHAREHOLDER INFORMATION



2. BY WIRE. AVAILABLE FOR SALES INITIATED BY A WRITTEN OR TELEPHONE REQUEST. We can transmit the proceeds from the sale of shares by wire to your bank account. If you have not provided wire instructions with the banking information on your application, or if the wire instructions are different than previously provided, you must submit a written sales request which includes wire instructions, the bank's address, and a MEDALLION SIGNATURE GUARANTEE. Your bank account usually will be credited within 1 to 2 business days after the Funds receive your written or telephone request to sell shares.

     The Funds' bank charges a wire fee (currently $8) which will be deducted from the balance of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge a wire fee.

3. BY ACH. AVAILABLE FOR SALES INITIATED BY A WRITTEN, TELEPHONE REQUEST, OR AUTOMATIC WITHDRAWAL PLAN. We can send ACH proceeds from the sale of shares for non-IRA accounts to your bank account if you have previously established the ACH option. Your bank account usually will be credited within 1 to 2 business days after the Funds receive your request to sell shares.


INVOLUNTARY REDEMPTIONS

If your account balance in a Fund falls below $2,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $2,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

SHAREHOLDER INFORMATION



CHECKWRITING

Checkwriting is available on all Sit Bond Funds at no cost. You may redeem shares by writing checks in amounts of $250 or more. To use this option, you must complete the checkwriting section of the application. You will be provided with free checks and you may order additional checks as needed. The checkwriting privilege is subject to the Funds' procedures and rules, including the "Conditions of Checkwriting" information found on the account application. The checkwriting privilege may be terminated or suspended and/or a fee may be imposed for this service.

A check that you write will be treated as a sale of shares equal to the amount of the check. You will receive a confirmation of the sale and your cancelled check will be returned. You will be entitled to distributions paid on your shares until the check is presented to the Fund for payment.

YOU CANNOT LIQUIDATE YOUR ACCOUNT USING THE CHECKWRITING PRIVILEGE BECAUSE YOUR ACCOUNT BALANCE WILL CHANGE EACH DAY AS A RESULT OF DAILY DIVIDENDS AND FLUCTUATION OF THE NET ASSET VALUE PER SHARE. If you wish sell all of your shares, see the "Selling Shares" section.



INVESTING THROUGH A THIRD PARTY

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

If you invest in the Funds through a third party, rather than directly with Sit Mutual Funds, the fees and policies may be different than described in this Prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge commissions and trans action fees and may set different minimum investments or limitations on purchasing or selling shares. Consult a representative of your plan or financial institution if you are unsure of their fees and policies.

SHAREHOLDER INFORMATION



DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund's net investment income are declared daily and paid monthly. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by each Fund. A capital gain occurs if a Fund sells portfolio securities for more than its cost.

If you buy Fund shares just before a capital gain distribution, in effect, you "buy the distribution." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Such requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. If the check cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distri butions will automatically be reinvested in Fund shares. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.



RETIREMENT AND OTHER TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit-sharing, 403(b)(7), employee benefit, deferred compensation and other qualified retirement plans.

The Funds are available for your tax-deferred retirement plan with no minimum investment requirements for initial or subsequent contributions. Such retirement plans must have a

SHAREHOLDER INFORMATION



qualified plan sponsor or trustee. The Adviser sponsors prototype 401(k), profit sharing, and money purchase plans as well as IRA, SEP-IRA, Simple IRA and certain 403(b)(7) plans. You should contact the Adviser for specific plan documentation.

The Funds are also available for Education IRAs, which are vehicles for saving for post- secondary education on a tax-deferred basis. Contributions to an Education IRA cannot be made after the minor turns age 18, and are not deductible for tax purposes.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.

Tax-Free Income Fund and Minnesota Tax-Free Income Fund are not suitable investments for tax-deferred accounts.



TAXES

Some of the tax consequences of investing in the Funds are discussed below. More infor mation about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


TAXES ON DISTRIBUTIONS

MONEY MARKET FUND, U.S. GOVERNMENT SECURITIES FUND AND BOND FUND. Each Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from a Fund's net investment income and short-term capital gains, if any, are taxable as ordinary income. Distributions paid from a Fund's long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares.

The Funds' distributions are expected to consist primarily of ordinary income.

SHAREHOLDER INFORMATION



TAX-FREE INCOME FUND AND MINNESOTA TAX-FREE INCOME FUND. Each Fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, Minnesota Tax-Free Income Fund may invest up to 20% of its net assets in municipal securities subject to the alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alter native minimum tax. The Funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free Income Fund's exempt-interest dividends may be subject to state or local taxes.

Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund's net long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares.

MINNESOTA INCOME TAXATION. Minnesota Tax-Free Income Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the Fund must be derived from interest income on Minnesota municipal securities. A portion of the Fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.


TAXES ON TRANSACTIONS

The sale or exchange of your shares in a Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, such gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

ADDITIONAL INFORMATION



OTHER SECURITIES, INVESTMENT PRACTICES,
AND POLICIES

The principal investment strategies and risk factors of each Fund are outlined in the section entitled "Fund Summaries." Below are brief discussions of certain other investment prac tices of the Funds, and certain additional risks of investing in the Funds. Each Fund may invest in securities and use investment strategies that are not described in this Prospectus but are described in the Statement of Additional Information.


DURATION

Duration measures how much the value of a security is expected to change with a given change in interest rates. Effective duration is one means used to measure interest rate risk. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates rise by one percent, the market value of a security with an effective duration of two years would decrease by 2%, with all other factors being constant. The Adviser uses several methods to compute duration estimates appropriate for particular securities held in the Funds' portfolios. Duration estimates are based on assump tions by the Adviser and subject to a number of limitations. Duration is most useful when interest rate changes are small and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates.


PORTFOLIO TURNOVER

The Funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. However, historically, except for the Bond Fund, the Funds' turnover rate has been less than 100%. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may decrease the Fund's yield.

ADDITIONAL INFORMATION



SECURITIES RATINGS

When debt securities are rated by one or more independent rating agencies, the Adviser uses these ratings to determine bond quality. Investment-grade debt securities are those that are rated within the four highest rating categories, which are AAA, AA, A, and BBB by Standard & Poor's Corporation, Fitch IBCA, and Duff & Phelps Credit Rating Company, and Aaa, Aa, A and Baa by Moody's Investor Services. If a debt security's credit quality rating is downgraded after a Fund's purchase, the Adviser will consider whether any action, such as selling the security, is warranted.


INVESTMENT IN THE SIT MONEY MARKET FUND

Each Fund may invest up to 25% of its total net assets in shares of the money market funds advised by the Adviser, which includes the Sit Money Market Fund, subject to the conditions contained in an exemptive order issued to the Funds by the Securities and Exchange Com mission. These investments may be made in lieu of direct investments in short-term money market instruments if the Adviser believes that they are in the best interest of the Funds. It is expected that only the Sit Bond Fund will invest in the Sit Money Market Fund pursuant to this exemptive order.


TEMPORARY DEFENSIVE INVESTING

For temporary defensive purposes in periods of unusual market conditions, each Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers' acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements. In addition, Tax-Free Income Fund and Minnesota Tax-Free Income Fund may invest all of their assets in taxable obligations under these conditions. Investing in these temporary investments may reduce a Fund's yield and prevent it from achieving its investment objective.

ADDITIONAL INFORMATION



FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.

ADDITIONAL INFORMATION



SIT MONEY MARKET FUND

                                                                          Fiscal Years Ended March 31,

                                                       2000            1999           1998            1997           1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                 $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income                                   0.05            0.05            0.05            0.05            0.05
----------------------------------------------------------------------------------------------------------------------------
Total from operations                                   0.05            0.05            0.05            0.05            0.05
----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                             (0.05)          (0.05)          (0.05)          (0.05)          (0.05)

NET ASSET VALUE:

End of period                                       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
----------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                              5.05%           4.99%           5.29%           5.04%           5.44%
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)         $150,897        $ 61,442        $ 43,111        $ 32,668        $ 21,260

RATIOS:

Expenses to average daily net assets                    0.50%(2)        0.50%(2)        0.50%(2)        0.50%(2)        0.50%(2)
Net investment income to average daily net assets       5.05%(2)        4.84%(2)        5.12%(2)        4.93%(2)        5.35%(2)

----------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended March 31, 2000, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $187,726, $126,552, $98,857, $78,042, and
    $66,862 respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .71%, .80%, .80%, .80%, and .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.84%, 4.54% 4.82%, 4.63%, and 5.05%, respectively.

ADDITIONAL INFORMATION



SIT U.S. GOVERNMENT SECURITIES FUND

                                                                               Fiscal Years Ended March 31,

                                                             2000           1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                        $  10.51       $  10.63       $  10.28       $  10.47       $  10.28
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income                                           .59            .54            .63            .65            .70
Net realized and unrealized gains (losses) on investments      (.29)          (.01)           .35           (.19)           .19
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .30            .53            .98            .46            .89
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                     (.59)          (.54)          (.63)          (.65)          (.70)
From realized gains                                              --           (.11)            --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.59)          (.65)          (.63)          (.65)          (.70)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                              $  10.22       $  10.51       $  10.63       $  10.28       $  10.47
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    2.92%          5.05%          9.70%          4.55%          8.87%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $135,841       $159,330       $103,868       $ 73,394       $ 52,450

RATIOS:

Expenses to average daily net assets                           0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)
Net investment income to average daily net assets              5.66%(2)       5.06%(2)       5.93%(2)       6.30%(2)       6.72%(2)
Portfolio turnover rate (excluding short-term securities)     98.17%         86.16%         50.67%         85.21%         51.37%

-------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the periods ended March 31, 2000, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $100,000, $100,000, $100,000, $99,999, and $88,625, of
    expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .86%, .87%, .91%, .97%, and 1.00% for these periods and the ratio of net investment income to average daily net assets would have been 5.60% 4.99%, 5.82%, 6.13%, and 6.52%, respectively.

ADDITIONAL INFORMATION



SIT BOND FUND

                                                                             Fiscal Years Ended March 31,

                                                              2000         1999         1998          1997       1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                          $  9.95      $ 10.03      $  9.62      $  9.83      $  9.48
------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income                                            .58          .54          .63          .64          .64
Net realized and unrealized gains (losses) on investments       (.50)        (.02)         .43         (.14)         .35
------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .08          .52         1.06          .50          .99
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                      (.58)        (.54)        (.63)        (.64)        (.64)
From realized gains                                             (.02)        (.06)        (.02)        (.07)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.60)        (.60)        (.65)        (.71)        (.64)
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                                $  9.43      $  9.95      $ 10.03      $  9.62      $  9.83
------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                      0.93%        5.30%       11.22%        5.21%       10.57%
------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $12,162      $11,920      $10,706      $ 6,403      $ 5,222

RATIOS:

Expenses to average daily net assets                            0.80%        0.80%        0.80%        0.80%        0.80%
Net investment income to average daily net assets               6.06%        5.34%        6.31%        6.52%        6.49%
Portfolio turnover rate (excluding short-term securities)     131.67%       89.29%       76.15%      128.06%      159.45%

------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

ADDITIONAL INFORMATION



SIT TAX-FREE INCOME FUND

                                                                               Fiscal Years Ended March 31,

                                                              2000          1999           1998           1997          1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                        $  10.39       $  10.41       $   9.98       $   9.88       $   9.70
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income                                           .51            .51            .54            .56            .56
Net realized and unrealized gains (losses) on investments      (.82)           .03            .50            .10            .18
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (.31)           .54           1.04            .66            .74
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                     (.51)          (.51)          (.54)          (.56)          (.56)
From realized gains                                              --           (.05)          (.07)            --             --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.51)          (.56)          (.61)          (.56)          (.56)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                              $   9.57       $  10.39       $  10.41       $   9.98       $   9.88
-------------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                    (2.98)%         5.30%         10.69%          6.82%          7.73%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $582,549       $895,353       $519,579       $342,540       $279,769

RATIOS:

Expenses to average daily net assets                           0.70%(2)       0.71%(2)       0.76%(2)       0.79%(2)       0.80%(2)
Net investment income to average daily net assets              5.15%(2)       4.90%(2)       5.29%(2)       5.63%(2)       5.65%(2)
Portfolio turnover rate (excluding short-term securities)     24.72%         14.27%         21.40%         25.34%         25.50%

-------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended March 31, 2000, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $749,173, $621,348, $171,504, $46,819, and $15,540, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for the periods, and the ratio of net investment income to average daily net assets would have been 5.05%, 4.81%, 5.25%, 5.62%, and 5.65%, respectively.

ADDITIONAL INFORMATION



SIT MINNESOTA TAX-FREE INCOME FUND

                                                                               Fiscal Years Ended March 31,

                                                               2000          1999          1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:

Beginning of period                                          $  10.55      $  10.49      $  10.14      $  10.09      $   9.96
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS:

Net investment income                                             .52           .51           .55           .57           .57
Net realized and unrealized gains (losses) on investments        (.82)          .06           .35           .05           .13
-----------------------------------------------------------------------------------------------------------------------------
Total from operations                                            (.30)          .57           .90           .62           .70
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                       (.52)         (.51)         (.55)         (.57)         (.57)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE:

End of period                                                $   9.73      $  10.55      $  10.49      $  10.14      $  10.09
-----------------------------------------------------------------------------------------------------------------------------
Total investment return(1)                                      (2.84%)        5.58%         9.07%         6.26%         7.12%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $172,905      $271,275      $143,634      $ 93,976      $ 62,980

RATIOS (%):

Expenses to average daily net assets                             0.80%         0.80%         0.80%         0.80%         0.80%
Net investment income to average daily net assets                5.16%         4.83%         5.32%         5.56%         5.62%
Portfolio turnover rate (excluding short-term securities)       18.50%        13.67%        17.58%        17.16%        15.85%

-----------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

FOR MORE INFORMATION

For more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORT

The Funds' Annual and Semi-Annual Reports include a discussion of the market conditions and Investment strategies that significantly affected the Funds' performance.


To request a copy of the documents listed above, or to obtain more information about the Funds:

BY TELEPHONE:
(800) 332-5580 or
(612) 334-5888

BY REGULAR MAIL:
Sit Mutual Funds
P.O. Box 5166
Westboro, MA 01581-5166

TO WIRE MONEY FOR A PURCHASE:
Boston Safe Deposit & Trust, Boston, MA
ABA #011001234
DDA #056146
Sit Mutual Funds
For Further Credit: (shareholder name)
Account Number: (shareholder account #)

BY E-MAIL:
info@sitinvest.com

BY EXPRESS MAIL:
Sit Mutual Funds
4400 Computer Drive
Westboro, MA 01581

ON THE INTERNET:
Visit our website at
www.sitfunds.com
Visit the SEC website at
www.sec.gov


THE SAI AND THE FUNDS' REPORTS MAY ALSO BE REVIEWED AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION IN WASHINGTON, D.C. YOU CAN GET COPIES FREE FROM SEC'S WEBSITE LISTED ABOVE, OR BY MAIL, FOR A FEE, BY CALLING THE SEC AT 1-800-SEC-0330 OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION 450 FIFTH STREET, NW, WASHINGTON, D.C. 20549-6009.



                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)


               1940 ACT FILE NOS. 811-04995; 811-045033; 811-04032

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                           SIT MONEY MARKET FUND, INC.
                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                    SIT MUTUAL FUNDS II, INC., COMPRISED OF:
                                  SIT BOND FUND
                            SIT TAX-FREE INCOME FUND
                       SIT MINNESOTA TAX-FREE INCOME FUND
                      4600 Norwest Center, 90 S. 7th Street
                        Minneapolis, Minnesota 55402-4130
                                  612-334-5888
                                  800-332-5580
                                www.sitfunds.com

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' Prospectus. The financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended March 31, 2000 are incorporated by reference into this Statement of Additional Information. Copies of the Funds' Prospectus and/or Annual Report may be obtained from the Funds without charge by contacting the Funds by telephone at
(612) 334-5888 or (800) 332-5580 or by mail at 4600 Norwest Center, 90 S. 7th
Street, Minneapolis, Minnesota 55402-4130, or by visiting the SEC website at www.sec.com. The date of this Statement of Additional Information is August 1, 2000, and is to be used with the Funds' Prospectus dated August 1, 2000.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
FUND BACKGROUND.............................................................   2
ADDITIONAL INVESTMENT RESTRICTIONS
     Money Market Fund......................................................   3
     U.S. Government Securities Fund........................................   4
     Bond Fund..............................................................   4
     Tax-Free Income Fund...................................................   5
     Minnesota Tax-Free Income Fund.........................................   6
ADDITIONAL INVESTMENT POLICIES & RISKS
     Bank Obligations.......................................................   6
     Commercial Paper and other Corporate Debt Securities...................   7
     Obligations of the U.S. Government.....................................   8
         U.S. Treasury Inflation-Protection Securities......................   8
     Collateralized Mortgage Obligations....................................   9
     Mortgage-Backed Securities.............................................   9
     Asset-Backed Securities................................................  10
     Manufactured Home Loans................................................  11
     Municipal Securities...................................................  11
         Municipal Bonds....................................................  11
         Municipal Notes....................................................  11
         Municipal Commercial Paper.........................................  11
         Municipal Leases...................................................  11
         Housing Authority Bonds............................................  12
         Industrial Development Revenue Bonds...............................  13
         Minnesota Tax-Exempt Obligations...................................  13
     Futures Contracts, Options, and Swap Agreements........................  14
     Zero Coupon Securities.................................................  16

     When Issued and Forward Commitment Securities..........................  17
     Repurchase Agreements..................................................  17
     Illiquid Securities....................................................  17
     Variable and Floating Rate Notes.......................................  18
     Foreign Debt Securities................................................  18
     Foreign Currency Transactions..........................................  18
     Trust Preferred Securities.............................................  19
     Sit Money Market Fund..................................................  19
     -----------------------------------------------------------------------
     Ratings of Debt Securities.............................................  20
     Risks of Investing in High Yield Securities............................  20
     Diversification........................................................  21
     Concentration Policy...................................................  21
     Portfolio Turnover.....................................................  22
     Securities Lending.....................................................  22
     Duration...............................................................  22
ADDITIONAL INFORMATION ABOUT SELLING SHARES
     Suspension of Selling Ability..........................................  23
     Telephone Transactions.................................................  23
     Redemption-In-Kind.....................................................  23
COMPUTATION OF NET ASSET VALUE..............................................  23
CALCULATION OF PERFORMANCE DATA.............................................  24
MANAGEMENT..................................................................  26
INVESTMENT ADVISER..........................................................  28
DISTRIBUTOR.................................................................  30
BROKERAGE...................................................................  30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................  31
TAXES.......................................................................  32
CAPITALIZATION AND VOTING RIGHTS............................................  35
FINANCIAL STATEMENTS........................................................  35
OTHER INFORMATION...........................................................  36
LIMITATION OF DIRECTOR LIABILITY............................................  36
APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS..............................  37
APPENDIX B - MUNICIPAL BOND RATINGS.........................................  39

FUND BACKGROUND
--------------------------------------------------------------------------------

Sit Mutual Funds are managed by Sit Investment Associates, Inc. (the "Adviser"). Sit Mutual Funds are comprised of twelve100% no-load funds. This Statement of Additional Information contains the five bond funds, which are: Money Market Fund, U.S. Government Securities Fund, Bond Fund, Tax-Free Income Fund, and Minnesota Tax-Free Income Fund (collectively, the "Funds").

Each of the Funds (or the corporate issuer of their shares) is organized as a Minnesota corporation. The Money Market Fund and the corporate issuer of the Tax-Free Income Fund, Minnesota Tax-Free Income Fund, and Bond Fund (Sit Mutual Funds II, Inc.) were incorporated on May 18, 1984. The U.S. Government Securities Fund was incorporated on December 19, 1986.

ADDITIONAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment objectives and investment strategies of the Funds are set forth in the Prospectus under "Fund Summaries". Certain additional investment practices and risks of investing in the Funds are set forth below. In addition to the restrictions in the Prospectus, each Fund is subject to other restrictions which are fundamental and may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, means the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation.

MONEY MARKET FUND
--------------------------------------------------------------------------------
The Money Market Fund is subject to the following restrictions which are fundamental. The Fund will not:
1. Concentrate more than 25% of the value of its net assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry. Banks shall be categorized as commercial banks and savings and loan institutions, and each category shall be considered a separate industry. As to finance companies, the following categories will be considered separate industries: 1) captive automobile finance companies; 2) captive equipment finance companies; 3) captive retail finance companies; 4) consumer loan companies; 5) diversified finance companies; and 6) captive oil finance companies. This limitation does not apply to obligations issued by the U.S. government or its agencies or instrumentalities;
2. Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies or instrumentalities), if, as a result, more than 5% of the Fund's net assets would be invested in securities of such issuer. This restriction is limited to 75% of the Fund's net assets;
3.   Purchase more than 10% of any voting class of securities of any issuer;
4. Invest more than 10% of the Fund's net assets in securities of companies which have (with their predecessors) a record of less than five years of continuous operations;
5. Purchase or retain the securities of any issuer if, in total, the holdings of all officers and directors of the Fund and of its investment adviser, who individually own beneficially more than 0.5% of such securities, represent more than 5% of the issuer's securities;
6. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purpose of purchase of investments, and not in excess of 33-1/3% of the Fund's total net assets;
7. Lend money to others except through the purchase of debt obligations (including repurchase agreements) of the type which the Fund is permitted to purchase;
8. Except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company;
9. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
10.  Invest for the purpose of controlling management of any company;
11.  Underwrite the securities of other issuers;
12. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate;
13. Invest in exploration or development for oil, gas or other minerals, although it may invest in the securities of issuers which invest in or sponsor such programs;
14. Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, or industrial revenue bonds;
15.  Issue senior securities as defined in the Investment Company Act of 1940;
     or
16. Invest more than 15% of its net assets collectively in all types of illiquid securities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will:
1. Not invest more than 10% of its net assets collectively in all types of illiquid securities;
2. Comply with all requirements of Rule 2a-7 under the Investment Company Act of 1940, as such rule may be amended from time to time;
3. Not invest more than 5% of its net assets in any one issuer other than as permitted pursuant to Rule 2a-7 under the Investment Company Act of 1940, as such rule may be amended from time to time;
4. Not pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings; or
5. Not invest more than 20% of its assets in U.S. dollar denominated debt securities of foreign corporations and foreign governments rated in one of the two highest categories by a nationally recognized statistical rating organization ("NRSRO").

U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
The Fund is subject to the following restrictions which are fundamental. The Fund will not:
1. Purchase securities of any issuer except securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities;
2. Have any limitation with regard to concentration for the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
3. Invest in commodities, commodity contracts or interest rate future contracts; or purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;
4. Make loans except by purchasing publicly distributed debt securities such as bonds, debentures and similar obligations;
5. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions;
6.   Invest in repurchase agreements;
7. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
8.   Underwrite the securities of other issuers;
9. Invest in securities subject to legal or contractual restrictions on resale or securities which are otherwise illiquid;
10.  Invest in exploration or development for oil, gas or other minerals;
11.  Issue senior securities as defined in the Investment Company Act of 1940;
     or
12. Invest in securities other than those issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission; or
3. Invest more than 5% of its net assets in put and call options on debt securities for the purpose of hedging.

BOND FUND
--------------------------------------------------------------------------------
The Fund is subject to the following restrictions which are fundamental. The Fund will not:
1. Invest in real estate (including real estate limited partnerships), although it may invest in securities which are secured by or represent interests in real estate;
2. Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to financial futures contracts or options thereon;
3. Make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies;
4. Underwrite securities of other issuers except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
5. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
6.   Issue senior securities as defined in the Investment Company Act of 1940;
7. Invest more than 25% of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or
8. Invest less than 65% of its total assets in the types of fixed income securities outlined in the Prospectus.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than

     3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
3.   Write put options;
4. Invest more than 10% of its assets in futures, options, or options on futures;
5. Invest more than 15% of its net assets collectively in all types of illiquid securities;
6. Invest in more than 10% of the outstanding voting securities of any one issuer;
7. Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing;
8. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings;
9. Invest more than 25% of its total assets in securities rated below investment-grade, or of comparable quality as determined by the Fund's investment adviser;
10.  Invest more than 20% of its assets in unrated securities; or
11. Invest more than 20% of its assets in debt securities of foreign corporations and foreign governments. All such investments must be rated at least A by Moody's, S & P, Fitch IBCA or Duff & Phelps, or, if unrated, determined to be of comparable quality by the Adviser.

TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
The Tax-Free Income Fund is subject to the following restrictions which are fundamental. The Fund will not:
1. Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2. Invest in real estate, although it may invest in securities which are secured by or represent interests in real estate;
3. Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to index futures contracts, interest rate futures contracts or options on interest rate futures contracts for hedging;
4. Make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies;
5. Underwrite securities of other issuers except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
6.   Write put or call options;
7.   Issue senior securities as defined in the Investment Company Act of 1940;
8. Invest in more than 10% of the outstanding voting securities of any one issuer;
9. Invest more than 15% of its net assets collectively in all types of illiquid securities;
10. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets,
11. Invest less than 80% of its net assets in municipal securities that generate interest income exempt from both regular federal income tax and federal alternative minimum tax, during normal market conditions;
12. Invest more than 20% of its net assets in municipal securities that generate interest income subject to regular federal income tax and federal alternative minimum tax (however, during periods of abnormal market conditions, the Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes); or
13. Invest more than 25% of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation in housing-related securities.

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1. Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
3.   Invest for the purpose of exercising control or management;
4. Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by U.S. territorial possessions; or

5. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings.

MINNESOTA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
The Fund is subject to the following restrictions which are fundamental. The Fund will not:
1. Invest in real estate, although it may invest in securities which are secured by or represent interests in real estate;
2. Purchase or sell commodities or commodity contracts, provided that this restriction does not apply to index futures contracts, interest rate futures contracts or options on interest rate futures contracts for hedging;
3. Make loans except by purchase of debt obligations (including repurchase agreements) in which it may invest consistent with its investment policies;
4. Underwrite securities of other issuers except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
5. Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments and not in excess of 33 1/3% of the Fund's total net assets;
6.   Issue senior securities as defined in the Investment Company Act of 1940;
7. Invest more than 25% of its assets in the securities of issuers in any single industry, except that the Fund may invest without limitation in housing;.
8. Invest less than 80% of its net assets in municipal securities that generate interest income exempt from regular federal income tax, federal alternative minimum tax, and Minnesota regular personal income tax, during normal market conditions; or
9. Invest more than 20% of its net assets in municipal securities that generate interest income subject to regular federal income tax, federal alternative minimum tax or Minnesota regular personal income tax (however, during periods of abnormal market conditions, the Fund may invest 100% of its assets in taxable obligations on a temporary basis for defensive purposes).

The following investment restrictions of the Fund are not fundamental and may be changed by the Board of Directors of the Fund. The Fund will not:
1. Purchase on margin or sell short, except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2. Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except a.) as part of a merger, consolidation, acquisition, or reorganization or b.) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;
3.   Write put options;
4. Invest more than 5% of its net assets in foreign securities, provided that the Fund may invest without limitation in tax-exempt securities issued by U.S. territorial possessions;
5. Invest more than 15% of its net assets collectively in all types of illiquid securities;
6. Invest in oil, gas or other mineral leases, rights or royalty contracts, although it may invest in securities of companies investing in the foregoing; or
7. Pledge, mortgage, hypothecate or otherwise encumber the Fund's assets except to the extent necessary to secure permitted borrowings.

ADDITIONAL INVESTMENT POLICIES & RISKS
--------------------------------------------------------------------------------

BANK OBLIGATIONS
--------------------------------------------------------------------------------
Each Fund may invest in bank obligations, either as a principal investment strategy or for temporary defensive purposes. These include certificates of deposit, including variable rate certificates of deposit, bankers' acceptances and time deposits. "Bank" includes commercial banks, savings banks and savings and loan associations.

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. The Fund may invest in Eurodollar certificates of deposit subject to the 25% limitation for concentration in any one industry. Eurodollar certificates of deposit are negotiable deposits denominated in U.S. dollars on deposit with foreign branches of U.S. banks which have a specified maturity.

Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates"), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investors' money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market.

In addition, frequently banks or dealers sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with a Fund's purchase of variable rate certifies of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the Fund's option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized.

A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

The Funds may invest in time deposits. Time deposits are deposits held in foreign branches of U.S. banks which have a specified term or maturity. Time deposits are similar to certificates of deposit, except they are not transferable, and are, therefore, illiquid prior to their maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

The bank money market instruments in which the Funds invest may be issued by U.S. commercial banks, foreign branches of U.S. commercial banks, foreign banks and U.S. and foreign branches of foreign banks. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since the Funds' portfolios may contain securities of foreign banks and foreign branches of domestic banks, the Funds may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks.

The Funds only purchase certificates of deposit from savings and loan institutions which are members of the Federal Home Loan Bank and are insured by the Federal Savings and Loan Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Funds do not benefit materially from insurance either from the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Funds are generally in denominations far in excess of the dollar limitations on insurance coverage.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE DEBT SECURITIES
--------------------------------------------------------------------------------
Short-term corporate debt instruments purchased by the Money Market Fund and Bond Fund (and possibly by the other Funds for temporary defensive purposes) consist of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

Other short-term corporate debt obligations may include fixed interest rate non-convertible corporate debt securities (i.e., bonds and debentures) with no more than 397 days remaining to maturity at date of settlement.

OBLIGATIONS OF, OR GUARANTEED BY, THE UNITED STATES GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES
--------------------------------------------------------------------------------
Each Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities. Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

The prospectus also refers to securities which are issued or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government. These U.S. government obligations, even those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the government agencies which issue or guarantee securities are the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Defense and the Department of Commerce. Instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank, the Bank for Cooperatives, Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Instrumentalities of the U.S. government which issue or guarantee securities which the Fund may purchase include the Federal Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank, the Bank for Cooperatives, Federal Home Loan Banks, FHLMC and the Student Loan Marketing Association. The U.S. Treasury is not obligated by law to provide support to all U.S. government instrumentalities and agencies, and the Funds will invest in securities which are not backed by the full faith and credit of the U.S. Treasury issued by such instrumentalities and agencies only when the Funds' Adviser determines that the credit risk with respect to the instrumentality or agency issuing such securities does not make its securities unsuitable investments for the Funds.

The Funds may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan.

U.S. TREASURY INFLATION-PROTECTION SECURITIES. One type of U.S. government obligations is U.S. Treasury inflation-protection securities. The U.S. Government Securities Fund and the Bond Fund may invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of an inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
--------------------------------------------------------------------------------
Each Fund, except the Money Market Fund, may invest in CMOs. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are commonly referred to as derivative securities. Similar to a bond, interest and prepaid principal on a CMO is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying each Fund's diversification tests.

In a typical CMO transaction, a corporation ("issuer") issues multiple series ("A, B, C, Z") of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage instruments or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
The mortgage-backed securities in which the Bond Fund and U.S. Government Securities Fund invest provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage banks, commercial banks and insurance companies. Pools of mortgage loans are assembled for sale to investors such as the Funds by various private, governmental and government-related organizations.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which consist of both interest and principal payments to the investor. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities, i.e., GNMA's, are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interest in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal; however, PC's are not backed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association ("FNMA") is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.

The Federal Housing Administration ("FHA") was established by Congress in 1934 under the National Housing Act. A major purpose of the Act was to encourage the flow of private capital into residential financing on a protected basis. FHA is authorized to insure mortgage loans, primarily those related to residential housing. FHA does not make loans and does not plan or build housing. FHA Project Pools are pass-through securities representing undivided interests in pools of FHA-insured multi-family project mortgage loans.

The Funds may purchase securities which are insured but not issued or guaranteed by the U.S. government, its agencies or instrumentalities. An example of such a security is a housing revenue bond (the interest on which is subject to federal taxation) issued by a state and insured by an FHA mortgage loan. This type of mortgage is insured by FHA pursuant to the provisions of Section 221(d)(4) of the National Housing Act of 1934, as amended. After a mortgagee files a claim for insurance benefits, FHA will pay insurance benefits up to 100% of the unpaid principal amount of the mortgage (generally 70% of the amount is paid within six months of the claim and the remainder within the next six months). The risks associated with this type of security are the same as other mortgage securities -- prepayment and/or redemption prior to maturity, loss of premium (if paid) if the security is redeemed prior to maturity and fluctuation in principal value due to an increase or decrease in interest rates.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, the pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Mortgage pass-through securities which receive regular principal payments have an average life less than their maturity. The average life of mortgage pass-through investments will typically vary from 1 to 18 years.

Yields on pass-through mortgage-backed securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders.

ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
The Bond Fund and the Money Market Fund may invest in asset-backed securities that are backed by consumer credit such as automobile receivables, consumer credit card receivables, utilities, and home equity loans. Asset-backed securities are generally privately issued and, similar to mortgage-backed securities, pass through cash flows to investors. Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. In addition, prepayments are less sensitive to changes in interest rates than mortgage pass-throughs. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

MANUFACTURED HOME LOANS
--------------------------------------------------------------------------------
The U.S. Government Securities Fund and the Bond Fund invest in GNMA manufactured home loan pass-through securities. Manufactured home loans are fixed-rate loans secured by a manufactured home unit. In certain instances the loan may be collateralized by a combination of a manufactured home unit and a developed lot of land upon which the unit can be placed. Manufactured home loans are generally not mortgages; however, because of the structural and operational similarities with mortgage backed pass-through securities and the role of GNMA, industry practice often groups the securities within the spectrum of GNMA mortgage backed pass-through securities for listing purposes. Manufactured home loans have key characteristics different from mortgage backed securities including different prepayment rates. Prepayment rates tend to fluctuate with interest rates and other economic variables. Manufactured home loan prepayment rates generally tend to be less volatile than the prepayment rates experienced by mortgage backed securities. See the above discussion regarding mortgage backed securities.

MUNICIPAL SECURITIES
--------------------------------------------------------------------------------
The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund invest in municipal securities, and to a limited extent, the U.S. Government Securities Fund and the Bond Fund invest in municipal securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds are issued to obtain funding for privately operated facilities ("private activity" bonds). Under current tax law, interest income earned by the Funds from certain private activity bonds is an item of "tax preference" which is subject to the alternative minimum tax when received by a shareholder in a tax year during which the shareholder is subject to the alternative minimum tax.

Municipal securities in which the Funds invest include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States. Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper, and municipal leases.

MUNICIPAL BONDS. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest in municipal bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Funds may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are backed only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source and not from the general taxing power.

MUNICIPAL NOTES. The Minnesota Tax-Free Fund and the Tax-Free Income Fund may invest in municipal notes. Municipal notes generally mature in three months to three years.

MUNICIPAL COMMERCIAL PAPER. The Minnesota Tax-Free Fund and the Tax-Free Income Fund may invest in municipal commercial paper. Municipal commercial paper generally matures in one year or less.

MUNICIPAL LEASES. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest up to 25% of their net assets in municipal lease obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate in any of the above. In determining leases in which the Funds will invest, the Adviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the Adviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the "nonappropriation" risk, municipal leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by a Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. Under these guidelines, the Adviser will consider factors including, but not limited to 1) whether the lease can be canceled, 2) what assurance there is that the assets represented by the lease can be sold, 3) the issuer's general credit strength (e.g. its debt, administrative, economic and financial characteristics), 4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g. the potential for an "event of non-appropriation"), and 5) the legal recourse in the event of failure to appropriate.

HOUSING AUTHORITY BONDS. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest without limitation in obligations of municipal housing authorities which include both single-family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for federal income tax purposes of certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration ("FHA"), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

INDUSTRIAL DEVELOPMENT REVENUE BONDS. The Minnesota Tax-Free Income Fund and the Tax-Free Income Fund may invest in industrial development revenue bonds. Industrial development revenue bonds are backed by the user of the facilities and the specific revenues of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

MINNESOTA TAX-EXEMPT OBLIGATIONS. The Minnesota Tax-Free Income Fund, except during temporary defensive periods, will invest primarily in Minnesota tax-exempt obligations, which include obligations of the State of Minnesota or a political subdivision, municipality, agency or instrumentality of the State of Minnesota and its territories. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Minnesota tax-exempt obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. The information is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Fund has not independently verified the information. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

Minnesota's constitutionality prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1998. Minnesota continues to have one of the lowest unemployment rates in the nation. Since 1980, Minnesota per capita income generally has remained above the national average.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in prior years, legislation had been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. In June 1999 the Minnesota Department of Finance projected that, under current laws, the State will complete the June 30, 1999 biennium with a $130 million unrestricted balance, plus a $350 million cash flow account balance, plus a $622 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $23.4 billion. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures

State grants and aids represent a large percentage of the total revenue of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on

State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota tax-exempt obligations that are held by the Minnesota Tax-Free Income Fund.

FUTURES CONTRACTS, OPTIONS, OPTIONS ON FUTURES CONTRACTS, AND SWAP AGREEMENTS
--------------------------------------------------------------------------------
The Bond Fund, Minnesota Tax-Free Income Fund, and the Tax-Free Income Fund may invest in interest rate futures contracts, index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates. The U.S. Government Securities Fund may buy and sell options on interest rate futures contracts and index futures contracts for the purpose of hedging. As a result of entering into futures contracts, no more than 10% of the Fund's (5% for Tax-Free Income Fund's) total assets may be committed to margin.

Each Fund (except the Money Market Fund) may purchase and sell exchange traded put and call options on debt securities of an amount up to 5% of its net assets (10% for Bond Fund) for the purpose of hedging. The Funds may, from time to time, write exchange-traded call options on debt securities, but the Funds will not write put options. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

DESCRIPTION OF FUTURES CONTRACTS. A futures contract sale creates an obligation by the Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. The specific securities delivered or taken, respectively, at settlement date, are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Funds are required to maintain margin deposits with brokerage firms through which they enter into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Funds will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges are the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The CFTC rules provide that a mutual fund does not have to register a "commodity pool" if the Fund uses commodity futures and options positions solely (1) for "bona fide hedging" purposes (as that term is used in the rules and regulations of the CFTC) or (2) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed five percent of the liquidation value of the Fund's portfolio.

RISKS IN FUTURES CONTRACTS. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Adviser may still not result in a successful transaction.

Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

RISKS OF OPTIONS. The use of options and options on interest rate futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options and options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

The Funds' purchase or sale of put or call options and options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Funds' portfolio securities.

The Funds, except the Money Market Fund, may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. The Funds (except the Money Market
Fund) may purchase put options on futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the Adviser expects interest rates to rise, the Funds will seek to realize a profit to offset the loss in value of its portfolio securities.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. The Funds (except the Money Market Fund) may purchase call options on futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Funds will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Funds are holding cash. The Funds can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Funds' cash can be used to buy long-term securities.

The Funds expect that new types of futures contracts, options thereon, and put and call options on securities and indexes may be developed in the future. As new types of instruments are developed and offered to investors, the Adviser will be permitted to invest in them provided that the Adviser believes their quality is equivalent to the Funds' quality standards.

SWAP AGREEMENTS. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments.

The Funds, except the Money Market Fund, may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Funds than if the Funds had invested directly in an instrument that provided that desired return. Each Fund bears the risk of default by its swap counterpart and may not be able to terminate its obligations under the agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements are not entirely clear and their use, therefore, may be limited by the requirements relating to the qualification of a Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

ZERO COUPON SECURITIES
--------------------------------------------------------------------------------
Each Fund is permitted to invest in zero coupon securities. Such securities are debt obligations which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES
--------------------------------------------------------------------------------
Each Fund may purchase securities on an "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Funds will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transaction and thereafter reflect the value of such securities in determining their net asset value. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash and liquid high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Funds will meet their obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Funds may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Each Fund, except U.S. Government Securities Fund, is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which a Fund acquires the security ("collateral") subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan pursuant to the 1940 Act. The Funds may enter into repurchase agreements with respect to any securities which they may acquire consistent with their investment policies and restrictions. The Funds' custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, the Funds' risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, the Funds would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for their interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Funds could suffer a loss. In addition, the Funds may incur certain delays in obtaining direct ownership of the collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price. The Adviser will submit a list of recommended issuers of repurchase agreements and other short-term securities which it has reviewed for credit worthiness to the Funds' directors at least quarterly for their approval.

ILLIQUID SECURITIES
--------------------------------------------------------------------------------
Each of Bond Fund, Tax-Free Income Fund, and Minnesota Tax-Free Income Fund may invest up to 15% of their net assets in all forms of "illiquid securities." The Money Market Fund may invest up to 10% of its assets in "illiquid securities." As a fundamental policy, the U.S. Government Securities Fund is prohibited from investing any of its assets in any form of restricted or illiquid securities.

An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment is valued by the Fund. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser to be liquid in accordance with standards established by the Funds' Board of Directors. Under these standards, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

VARIABLE AND FLOATING RATE NOTES
--------------------------------------------------------------------------------
Each Fund may purchase floating and variable rate notes. The interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate on which the interest rate on the obligation is based (floating rate). These notes normally have a demand feature which permits the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders.

FOREIGN DEBT SECURITIES
--------------------------------------------------------------------------------
The Money Market Fund and the Bond Fund may invest in U.S. dollar denominated debt securities of foreign corporations and foreign governments if rated in one of the two highest categories by an NRSRO. Debt securities of foreign governments may include securities of the governments of Canada, Japan and members of the European Economic Community. All trades involving foreign debt securities will be transacted through U.S. based brokerage firms or commercial banks. Canadian investments will be made through the Toronto Stock Exchange member firms in U.S. dollars. There may be less publicly available information about foreign issuers, and foreign issuers generally are not subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. Delays may be encountered in settling securities transactions in foreign markets. Custody charges are generally higher for foreign securities. The income from foreign securities may be subject to foreign taxes.

FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------
The Bond Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of its investments. The Fund may buy or sell foreign currencies on a spot basis, enter into foreign currency forward contracts, and buy and sell foreign currency options, foreign currency futures and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign securities. Foreign currency exchange transactions will be limited to the total value of securities denominated in foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are affected on a commodities exchange: a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Options on foreign currencies operate similarly to options on securities and are traded primarily on the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options traded on the over-the-counter market are illiquid and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign debt security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be provided on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Although foreign exchange dealers do not charge a fee for currency conversions, they do realize a profit based upon the difference between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Bond Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

TRUST PREFERRED SECURITIES
--------------------------------------------------------------------------------
The Bond Fund may purchase trust preferred securities issued primarily by financial institutions such as banks and insurance companies. Trust preferred securities purchased by the Fund generally have a stated par value, a stated maturity typically of 30 years, are callable after a set time period of typically five or ten years and pay interest quarterly or semi-annually. The proceeds from the issuance of the securities are placed in a single asset trust controlled by the issuer holding company, and the trust in turn purchases long-term junior subordinated debt of the issuer holding company. The junior subordinated debt held by the trust is senior to all common and preferred stock of the issuer. The junior subordinated debt instruments include deferral provisions whereby the issuer holding company may defer interest payments for up to five years under certain circumstances, provided that no dividend payments are made with respect to outstanding common and preferred stock, and during a period of interest deferral the securities earn compounded interest which is accrued by the issuer as an interest expense. The Federal Reserve Bank limits the amount of trust preferred securities that an issuer may have outstanding such that the total of cumulative preferred stock and trust preferred securities outstanding may not exceed 25 percent of the issuer's Tier 1 capital base. The securities provide that they are immediately callable in the event of a change in the tax law whereby the interest paid by the issuer is no longer treated as an interest expense deduction by the issuer.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
The Funds may invest up to 25% of their total net assets in shares of money market funds advised by the Adviser, which includes the Money Market Fund, subject to the conditions contained in an exemptive order (the "Exemptive Order") issued to the Funds and the Adviser by the Securities and Exchange Commission. It is expected that only the Bond Fund will invest in the Money Market Fund pursuant to the Exemptive Order.

Such investments may be made in lieu of direct investments in short term money market instruments if the Adviser believes that they are in the best interest of the Funds. The Exemptive Order requires the Adviser and its affiliates, in their capacities as service providers for the Money Market Fund, to remit to the Funds, or waive, an amount equal to all fees otherwise due to them under their advisory and other agreements with the Money Market Fund to the extent such fees are based upon a Fund's assets invested in shares of the Money Market Fund. This requirement is intended to prevent shareholders of the Funds from being subjected to double management and other asset-based fees as a result of a Fund's investments in the Money Market Fund.

RATINGS OF DEBT SECURITIES
--------------------------------------------------------------------------------
Investment grade debt securities are rated AAA, AA, A or BBB by Standard & Poor's Rating Services ("S& P"), Fitch IBCA ("Fitch"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"); or Aaa, Aa, A or Baa by Moody's Investors Services ("Moody's"). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moody's or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Securities rated B by Moody's are considered to generally lack characteristics of a desirable investment and the assurance of interest and principal payments over any long period of time may be small. S&P considers securities rated B to have greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal. DEBT SECURITIES RATED BELOW INVESTMENT GRADE ARE COMMONLY KNOWN AS JUNK BONDS. See Appendix A and B for further information about ratings.

The commercial paper purchased by the Funds will consist only of obligations which, at the time of purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch, or D-1 by Duff & Phelps, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody's or AA or higher by S&P.

Subsequent to their purchase, particular securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from a Fund's portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the security.

RISKS OF INVESTING IN HIGH YIELD SECURITIES
--------------------------------------------------------------------------------
Minnesota Tax-Free Income Fund may invest up to 30% of its assets in securities rated below investment-grade. In addition, although it does not currently intend to invest in securities rated below investment-grade, Bond Fund may invest up to 25% of its total assets in such securities. Securities rated below investment-grade are referred to as high yield securities or "junk bonds." Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient cash flows to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. While most of the junk bonds in which the Funds may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Fund purchases a particular security, in which case the Fund may experience losses and incur costs. Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Junk bonds tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Like higher-rated fixed income securities, junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its junk bonds to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

DIVERSIFICATION
--------------------------------------------------------------------------------
As a fundamental policy, each Fund (except Minnesota Tax-Free Income Fund) intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940, as amended. A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), "Government Securities", securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing. Additionally, each of the Funds has adopted certain restrictions that are more restrictive than the policies set forth in this paragraph.

The Minnesota Tax-Free Income Fund is a nondiversified investment company as defined in the 1940 Act which means that the Fund is not restricted by the provisions of the 1940 Act with respect to diversification of its investments. However, the Fund intends to comply with the diversification requirements contained in the Internal Revenue Code of 1986. Accordingly, at the end of each quarter of the Fund's taxable year (a) at least 50% of the market value of the Fund's assets must be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the value of the Fund's total assets can be invested in the securities of any one issuer (other than U.S. Government securities). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

For purposes of such diversification, the identification of the issuer of tax-exempt securities depends on the terms and conditions of the security. If a State or a political subdivision thereof pledges its full faith and credit to payment of a security, the State or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of a State or a political subdivision thereof are separate from those of the State or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer. If, however, in any of the above cases, a state, political subdivision or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor.

CONCENTRATION POLICY
--------------------------------------------------------------------------------
As a fundamental policy, neither Minnesota Tax-Free Income Fund nor the Tax-Free Income Fund will invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the Adviser due to the Funds' investment policy of investing primarily in "investment grade" securities. The Tax-Free Income Fund does not intend to invest more than 25% of its net assets in securities of governmental units or issuers located in the same state, territory or possession of the U.S.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
To attain the investment objectives of the Funds, the Adviser will usually hold securities for the long-term. However, if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and higher transaction costs for the Funds and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. Each Fund's turnover rate may vary from year to year. For additional information, refer to "Taxes" and "Brokerage" below. The portfolio turnover rates for each of the Funds are contained in the Financial Highlights tables in the prospectus.

SECURITIES LENDING
--------------------------------------------------------------------------------
Each of the Funds may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of a Fund's total assets. If the borrower fails to return the securities and the invested collateral declines in value, the Fund could lose money. To date, the Funds have not loaned securities, and neither the Funds nor the Adviser intend to lend securities in the immediate future.

DURATION
--------------------------------------------------------------------------------
Duration is a measure of the expected life of a fixed income security on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final principal at maturity and call features into one measure. It measures the expected price sensitivity of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two years generally will fall by approximately two percent. The Adviser uses several methods to compute various duration estimates appropriate for particular securities held in portfolios.

Duration incorporates payments prior to maturity and therefore it is considered a more precise measure of interest rate risk than "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, and does not account for pre-maturity payments. Most debt securities provide coupon interest payments in addition to a final ("par") payment at maturity, and some securities have call provisions which allow the issuer to repay the instrument in part or in full before the maturity date. Each of these may affect the security's price sensitivity to interest rate changes.
For bonds that are not subject to calls prior to their maturity, duration is an effective measure of price sensitivity to changing interest rates. However, it does not properly reflect certain types of interest rate risk as bonds may be subject to optional or special mandatory redemption provisions that affect the timing of principal repayment and thus, the duration of the debt security. These provisions include refunding calls, sinking fund calls and prepayment calls. For example, while the stated final maturity of mortgage "pass-through" securities is generally 30 years, expected prepayment rates are more important in determining duration. Municipal bonds may also be subject to special redemption from unexpended proceeds, excess revenues, sale proceeds or other sources of funds, and municipal bonds may be advance refunded. Floating and variable rate debt securities may have final maturities of ten or more years, yet their interest rate risk corresponds to the frequency and benchmark index of the coupon reset. In such situations, the Adviser uses more sophisticated analytical techniques that incorporate these additional variables to arrive at a modified, effective, implied or average life duration to reflect interest rate risk. These techniques may involve the portfolio manager's expectations of future economic conditions, and these assumptions may vary from actual future conditions. The various methods used to compute appropriate duration estimates for certain bond issues, particularly those that are traded infrequently and that have a low amount of outstanding debt such as municipal bonds, may require greater reliance on the use of such assumptions by the Adviser. Therefore, for those issues, the effective or implied duration may be a less accurate estimate of interest rate risk than it is for other types of bond issues.

ADDITIONAL INFORMATION ABOUT SELLING SHARES
--------------------------------------------------------------------------------

SUSPENSION OF SELLING ABILITY
--------------------------------------------------------------------------------
Each Fund may suspend selling privileges or postpone the date of payment:
- During any period that the NYSE is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the Securities and Exchange Commission ("SEC");
- During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets;
-    For such other periods as the SEC may permit.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Funds use reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder's address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Funds by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

REDEMPTION-IN-KIND
--------------------------------------------------------------------------------
If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Net asset value is determined as of the close of the New York Stock Exchange on each day that the exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the Fund's net asset value per share. The customary national business holidays observed by the New York Stock Exchange and on which the Funds are closed are:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of a Fund's investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of each Fund other than the Money Market Fund will fluctuate. Money Market Fund attempts to maintain a net asset value of $1.00 per share.

Debt securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Such a pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities may be valued at fair value using methods selected in good faith by the Boards of Directors. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

The securities held by Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Money Market Fund attempts to maintain a net asset value of $1.00 per share. Under the direction of the Board of Directors, procedures have been adopted to monitor and stabilize the Fund's price per share.

On March 31, 2000, the net asset value and public offering price per share for each Fund was calculated as follows:

Money Market Fund:
      net assets        ($150,896,990)
                        --------------
      shares outstanding (150,900,014)  = NAV per share = public offering price per share ($1.00)

U.S. Government Securities Fund:
      net assets        ($135,840,572)
                        --------------
      shares outstanding  (13,287,932)  = NAV per share = public offering price per share ($10.22)

Bond Fund:
      net assets         ($12,161,979)
                         -------------
      shares outstanding   (1,289,296)  = NAV per share = public offering price
                                          per share ($9.43)

Tax-Free Income Fund:
      net assets        ($582,548,784)
                        --------------
      shares outstanding  (60,873,928)  = NAV per share = public offering price per share ($9.57)

Minnesota Tax-Free Income Fund:
      net assets        ($172,905,379)
                        --------------
      shares outstanding  (17,773,508)  = NAV per share = public offering price per share ($9.73)

CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

Advertisements and other sales literature for the Funds (other than Money Market
Fund) may refer to cumulative total return, average annual total return and yield. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Funds may compare their performance with that of other mutual funds, indices and other competing investment and deposit products. The composition of these indices or products differs from that of the Funds. The comparison of the Funds to an alternative investment should be made with consideration of differences in features and expected performance. The Funds may also be mentioned in newspapers, magazines, or other media from time to time. The Funds assume no responsibility for the accuracy of such data.

CUMULATIVE TOTAL RETURN. Total return means cumulative total return and is calculated by finding the cumulative compounded rate of return over the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      CTR  =    (ERV-P) X 100
                 -----
                   P
      CTR  =    cumulative total return
      ERV  =    ending redeemable value at the end of the period of a
                hypothetical $1,000 payment made at the beginning of such period
        P  =    initial payment of $1,000

This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The Funds' cumulative total returns for the period ended March 31, 2000 were:

                                       1-Year   5-Years   10-Years   Inception
                                       ------   -------   --------   ---------
      Money Market                      5.05%    28.61%      ---       36.02%(1)
      U.S. Government Securities Fund   2.92     35.00       99.65    154.40(2)
      Bond Fund                         0.93     37.49       ---       41.93(3)
      Tax-Free Income Fund             -2.98     30.16       85.17    108.38(4)
      Minnesota Tax-Free Income Fund   -2.84     27.35       ---       36.04(3)

            (1)  11/1/93 Fund inception.
            (2)  6/2/87 Fund inception.
            (3)  12/1/93 Fund inception.
            (4)  9/29/88 Fund inception.

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)n=    ERV
           P =    a hypothetical initial payment of $1,000;
           T =    average annual total return;
           n =    number of years; and
         ERV =    ending redeemable value at the end of the period of a
                  hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

The Funds' average annual total returns for the period ended March 31, 2000 were:
                                       1-Year   5-Years   10-Years   Inception
                                       ------   -------   --------   ---------

      Money Market Fund                 5.05%     5.16%       ---      4.91%(1)
      U.S. Government Securities Fund   2.92      6.19        7.16     7.54(2)
      Bond Fund                         0.93      6.57        ---      5.68(3)
      Tax-Free Income Fund             -2.98      5.41        6.35     6.59(4)
      Minnesota Tax-Free Income Fund   -2.84      4.95        ---      4.98(3)

            (1)  11/1/93 Fund inception.
            (2)  6/2/87 Fund inception.
            (3)  12/1/93 Fund inception.
            (4)  9/29/88 Fund inception.

YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

      Yield =    2[( a - b  + 1) 6 - 1]
                     -----
                      cd
         a  =     dividends and interest earned during the periods;
         b  =     expenses accrued for the period (net of reimbursements);
         c  =     the average daily number of shares  outstanding during the period that were entitled to receive dividends; and
         d  =     the maximum offering price per share on the last day of the period.

The Funds' yields for the 30-day period ended March 31, 2000 were:

      U.S. Government Securities Fund          6.76%
      Bond Fund                                7.01
      Tax-Free Income Fund                     5.52
      Minnesota Tax-Free Income Fund           5.42

CURRENT YIELD AND EFFECTIVE YIELD FOR MONEY MARKET FUND
-------------------------------------------------------
CURRENT YIELD The Money Market Fund's current yield is based on a seven-day period and is computed by determining the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period. This number is then divided by the price per share at the beginning of the period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

The Money Market Fund's current yield for the 7-day period ended March 31, 2000 was 5.49%.

EFFECTIVE YIELD The Money Market Fund's effective yield is computed by using the base period return as calculated above as follows:
Effective yield = [ (Base period return + 1) 365/7 ] - 1

The Money Market Fund's effective yield for the 7-day period ended March 31, 2000 was 5.64%.

TAXABLE EQUIVALENT YIELD. The Tax-Free Income Fund and Minnesota Tax-Free Income Fund may state a taxable equivalent yield which is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The taxable equivalent yield for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund assuming a 39.6% marginal federal tax bracket and an 8.0% tax bracket for Minnesota residents were 9.14% and 9.75% respectively, for the 30-day period ended March 31, 2000.

DISTRIBUTION RATE. The distribution rate is computed by dividing the net investment income distributed to shareholders for a given period divided by a Fund's average net asset value per share for that period, according to the following formula:

Distribution Rate  =      a/b   X  365  X  100
                        -------
                           c
                a  =    net investment income distributed for the period;
                b  =    number of days in the period;
                c  =    average net asset value during the period;

The Funds' distribution rates for the 12-month period ended March 31, 2000 were:

            Money Market Fund                  5.64%
            U.S. Government Securities Fund    5.68
            Bond Fund                          6.07
            Tax-Free Income Fund               5.18
            Minnesota Tax-Free Income Fund     5.19

A Fund may advertise its relative performance as compiled by outside organizations or refer to publications which have mentioned its performance. The Adviser may refer to the following indices in advertisements and other sales literature: Lehman Aggregate Bond Index, Lehman 5-Year Municipal Bond Index, Lehman Intermediate Government Bond Index.

MANAGEMENT
--------------------------------------------------------------------------------

The Money Market Fund, U.S. Government Securities Fund, and the corporate issuer of the Bond Fund, Tax-Free Income Fund and Minnesota Tax-Free Income Fund have corporate officers and Boards of Directors. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds' policies. The officers of the Funds manage the day-to-day operation of the Funds.

Through December 31, 1999, the Sit Funds as a group (a total of 13 funds) paid each director, who is not also an officer, an annual total fee of $12,000, $2,000 for each meeting attended, and provided reimbursement for travel and other expenses. Effective January 1, 2000, the Sit Funds will pay each director, who is not also an officer, an annual total fee of $15,000, $2,500 for each meeting attended, and provide reimbursement for travel and other expenses. The following table sets forth the aggregate compensation received by each Director for services provided to the thirteen funds of the Sit Mutual Funds for the fiscal year ended March 31, 2000. Pursuant to each Fund's investment management agreement with the Adviser, the Adviser is obligated to pay the Funds' expenses, including fees paid to the directors. (See discussion under "Investment

Adviser" below.) Directors who are officers of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                             Pension or
                              Aggregate         Retirement Benefits         Estimated             Total
                            Compensation          Accrued As Part        Annual Benefits     Compensation From
      Director             From Each Fund        of Fund Expenses        Upon Retirement       Fund Complex
      ------------       ------------------    --------------------    -------------------    --------------
      John E. Hulse             1,635                   None                   None               21,250
      William E. Frenzel        1,635                   None                   None               21,250
      Sidney L. Jones           1,635                   None                   None               21,250
      Donald W. Phillips        1,635                   None                   None               21,250

The Funds and its investment adviser and principal underwriter have adopted a code of ethics under rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

The names, addresses, principal occupations and other affiliations of directors and officers of the Funds are given below. Except as noted below, the business address of each officer and director is the same as that of the Adviser - 4600 Norwest Center, Minneapolis, Minnesota.

NAME (AGE) & ADDRESS                POSITION WITH THE FUNDS     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------                -----------------------     ----------------------------------------
Eugene C. Sit, CFA (61) *           Director and                Chairman, CEO and CIO Sit Investment Associates,Inc.
                                    Chairman                    (the "Adviser"); Chairman, CEO and CIO of Sit/Kim
                                                                International Investment Associates, Inc. ("Sit/Kim");
                                                                Director and Chairman of the Sit Funds and Director of
                                                                SIA Securities Corp. (the "Distributor")

Peter L. Mitchelson, CFA (59) *     Director and                President and Director of the Adviser; Executive Vice
                                    Vice Chairman               President and Director of Sit/Kim; Director and Vice
                                                                Chairman of the Sit Funds and Director of the
                                                                Distributor

Michael C. Brilley (55) *           Director, Senior Vice       Senior Vice President and Senior Fixed Income Officer
                                    President, and Senior       of the Adviser
                                    Portfolio Manager

Melvin C. Bahle (80)                Director Emeritus           Director Emeritus of the Sit Funds; Director of the Sit
#1 Muirfield Lane                                               Funds until October, 1995; Financial consultant;
St. Louis, MO 63141                                             Director and/or Officer of several companies,
                                                                foundations and religious organizations

William E. Frenzel (71) *           Director                    Director of the Sit Funds; Advisory Director of the
6310 Stoneham Lane                                              Adviser; Director of Sit/Kim; Senior Visiting Scholar at
McLean, VA 22101                                                the Brookings Institution; Former senior member of
                                                                Congress and a ranking member on the House Ways and
                                                                Means Committee and Vice Chairman of the House Budget
                                                                Committee

John E. Hulse (67)                   Director                   Director of the Sit Funds; Director, Vice Chairman and
4303 Quail Run Lane                                             Chief Financial Officer at Pacific Telesis Group until
Danville, CA 94506                                              June 1992; Trustee, Benild Religious & Charitable Trust;
                                                                Trustee, Pacific Gas & Electric Nuclear Decommissioning
                                                                Trust

NAME (AGE) & ADDRESS                POSITION WITH THE FUNDS     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------                -----------------------     ----------------------------------------
Sidney L. Jones (65)                Director                    Director of the Sit Funds; Adjunct Faculty, Center for
8505 Parliament Drive                                           Public Policy Education, The Brookings Institution;
Potomac, MD 20854                                               Visiting Research Associate in Economics at Carleton
                                                                College; Former Assistant Secretary for Economic Policy,
                                                                United States Department of the Treasury

Donald W. Phillips (52)             Director                    Director of the Sit Funds; President of Forstmann-Leff
Forstmann-Leff International Inc.                               International, Inc.; Executive Vice President and
10 S. Wacker Drive, Suite 2960                                  Director of Equity Financial and Management Company
Chicago, IL 60606                                               until 1997; Chairman of Equity Institutional Investors,
                                                                Inc., until 1997

Paul E. Rasmussen (39)              Vice President & Treasurer  Vice President, Secretary and Controller for the Adviser
                                                                and Sit/Kim; Vice President and Treasurer of the Sit
                                                                Funds; President and Treasurer of the Distributor

Debra A. Sit, CFA (38)              Vice President -            Vice President - Investments of the Tax-Free Fund and
                                    Investments; Assistant      Minnesota Tax-Free Fund and Assistant Treasurer of all
                                    Treasurer                   Funds

Bryce A. Doty, CFA (33)             Vice President -            Vice President - Investments of the U.S. Government
                                    Investments                 Securities Fund and Bond Fund; Head of the Public
                                                                Trading desk at Minnesota Mutual Life Insurance Company
                                                                until November, 1995

Paul J. Jungquist, CFA (38)         Vice President -            Vice President - Investments of the Money Market Fund
                                    Investments

Michael P. Eckert (44)              Vice President              Vice President - Mutual Fund Sales of the Adviser

Michael J. Radmer (55)              Secretary                   Secretary of the Sit Funds; Partner of the Funds'
220 South Sixth Street                                          general counsel, Dorsey & Whitney, LLP
Minneapolis, MN

* Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Messrs. Sit, Brilley and Mitchelson are interested persons because they are officers of the Adviser. Mr. Frenzel may be deemed to be an interested person because he is an advisory director of the Adviser.

Ms. Debra Sit is the daughter of Eugene C. Sit.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Sit Investment Associates, Inc. (the "Adviser") was incorporated in Minnesota on July 14, 1981 and has served as the Funds' investment adviser since the inception of each Fund pursuant to Investment Management Agreements.

TERMS COMMON TO ALL FUNDS' INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
Agreements Each Fund's Investment Management Agreement provides that the Adviser will manage the investment of the Fund's assets, subject to the applicable provisions of the Fund's articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund's current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund's Board of Directors. Under each Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund's investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under each Agreement to report to the Fund's Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund's investment policies. Each

Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

Each Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or shareholders and by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or the Fund. The Agreement is terminable upon 60 days' written notice by the Adviser or the Fund and will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

COMPENSATION AND ALLOCATION OF EXPENSES
--------------------------------------------------------------------------------
Under each Fund's Investment Management Agreement, the Fund is obligated to pay the Adviser a flat monthly fee, which is equal on an annual basis to .80% (except for the U.S. Government Securities Fund and Money Market Fund) of the average daily net assets of the Fund. However, under each such Fund's Agreement, the Adviser has agreed to bear all of the Fund's expenses, except for extraordinary expenses (as designated by a majority of the Fund's disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

Under the current Investment Management Agreement for each of U.S. Government Securities Fund and Money Market Fund, the Fund is obligated to pay the Adviser a flat monthly fee equal on an annual basis to 1.00% of the first $50 million of average daily net assets and .80% of average daily net assets in excess of $50 million for U.S. Government Securities Fund and equal on an annual basis to .80% of the first $50 million of average daily net assets and .60% of average daily net assets in excess of $50 million for Money Market Fund. However, under each such Fund's current Agreement, the Adviser is obligated to bear all of the Fund's expenses, except for extraordinary expenses (as designated by a majority of the Fund's disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

For the period October 1, 1993 through December 31, 2000 the Adviser has voluntarily agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Adviser as set forth above) of Government Fund and Money Market Fund to .80% and .50% of average daily net assets per year, respectively, and of Tax-Free Income Fund to .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Funds' daily net assets in excess of $500 million. After December 31, 2000, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Set forth below are the investment management fees paid by each Fund, during the fiscal years ended March 31, 2000, 1999, and 1998, and other fees and expenses paid by the Funds during such years and fees and expenses of the Funds waived or paid by the Adviser during such years:

                                 MONEY       U.S. GOVT.                  TAX-FREE     MN TAX-FREE
                                 MARKET      SECURITIES       BOND        INCOME         INCOME
2000                              FUND          FUND          FUND         FUND           FUND
----                           ------------------------------------------------------------------
   Investment Advisory Fees    $ 626,375     $1,351,579     $100,078    $5,996,691    $1,784,041
   Expenses Waived              (187,726)      (100,000)          00      (749,173)           00
   Net Fund Expenses             438,649      1,251,579      100,078     5,247,519     1,784,041

1999
----
   Investment Advisory Fees    $ 338,767     $1,121,843     $ 90,395    $5,485,395    $1,597,679
   Expenses Waived              (126,552)      (100,000)          00      (621,348)           00
   Net Fund Expenses             212,215      1,021,843       90,395     4,864,047     1,597,679

                                 MONEY       U.S. GOVT.                  TAX-FREE     MN TAX-FREE
                                 MARKET      SECURITIES       BOND        INCOME         INCOME
1998                              FUND          FUND          FUND         FUND           FUND
----                           ------------------------------------------------------------------
   Investment Advisory Fees    $ 263,629     $  797,954     $ 62,780    $3,365,321    $  926,184
   Expenses Waived               (98,857)      (100,000)          00      (171,504)           00
   Net Fund Expenses             164,772        697,954       62,780     3,193,817       926,184

DISTRIBUTOR
--------------------------------------------------------------------------------

Sit Mutual Funds II, Inc. (the "Company") on behalf of the Bond Fund, Minnesota Tax-Free Income Fund, and the Tax-Free Income Fund; the U.S. Government Securities Fund, and the Money Market Fund have entered into an Underwriting and Distribution Agreement with SIA Securities Corp. ("Securities"), an affiliate of the Adviser, pursuant to which Securities acts as each Fund's principal underwriter. Securities markets each Fund's shares only to certain institutional investors and all other sales of each Fund's shares are made by each Fund. The Adviser pays all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. Each Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for each Fund in the sale and distribution to the public of shares of each Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The Underwriting and Distribution Agreement is renewable from year to year if the Fund's directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days' notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify each Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of each Fund's shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

BROKERAGE
--------------------------------------------------------------------------------

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the applicable Fund. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for one or more of the Funds. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the applicable Funds from these transactions. The Adviser believes that most research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

The Adviser maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to them in managing the Funds. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, a Fund pays commissions higher than the lowest commission rates available.

Fund management does not currently anticipate that a Fund will effect brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Funds or the Adviser.

The Adviser has entered into agreements with Capital Institutional Services, Inc. ("CIS"), and Autranet, Inc. ("AI"), unaffiliated registered broker-dealers. All transactions placed with CIS and AI are subject to the above criteria. CIS and AI provide the Adviser with a wide variety of economic, performance, analytical and investment research information, resources from Egan-Jones Rating Company, Fitch Investors Service, Inc., Moody's Investors Service Inc., Municipal Market Data, Standard & Poor's Corporation, Bloomburg, L.P., Institutional Investor, Pattern Recognition Research Inc., and Stone & McCarthy Research Associates.

Investment decisions for each Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Funds or clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to each Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable. All trades will be transacted through U.S. based brokerage firms and commercial banks.

Brokerage commissions paid by the Funds for the fiscal years ended March 31, 2000, 1999, and 1998 were:

                                                  2000        1999         1998
                                                  ----        ----         ----

     Money Market Fund                               0           0            0
     U.S. Government Securities Fund                 0     $13,784      $29,252
     Bond Fund                                    $507       1,515        1,069
     Tax-Free Income Fund                       45,930      36,236       77,251
     Minnesota Tax-Free Income Fund              3,722      15,406       20,442

The amount of commissions paid by the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund fluctuate from year to year due to the amount of each Fund's transactions in securities issued by certain closed-end funds during the period.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

The following persons owned of record or beneficially 5% or more of the respective Fund's outstanding shares as of May 19, 2000:

                                                                               Record    Beneficially     Of Record &
Person                                                                          Only        Only          Beneficially
------                                                                         ------    ------------     ------------
U.S. GOVERNMENT SECURITIES FUND
-------------------------------
     Charles Schwab & Company, Inc., Special Custody Account for
     Benefit Cust, 101 Montgomery Street, San Francisco, CA                    35%
     National Financial Services Corporation for
     Benefit Cust, P.O. Box 3908, New York, NY                                 10%


                                       31

                                                                               Record    Beneficially     Of Record &
Person                                                                          Only         Only         Beneficially
------                                                                         ------    ------------     ------------
BOND FUND
---------
     Charles Schwab & Company, Inc., Special Custody Account for
     Benefit Cust, 101 Montgomery Street, San Francisco, CA                     9%

     Northern Trust Cust IRA Rollover for Benefit Cust, S. Walter Richey,
     900 2nd Avenue S. Ste. 1800, Minneapolis, MN                                            8%

     Northern Trust Cust IRA Rollover for Benefit Cust, Frank R. Zimmerman,
     4291 Maitland Road, P.O. Box 87, Acme, MI                                               7%

     Norwest Bank MN NA, Cust Victor C. Wallestad,
     733 Marquette Avenue MS 0036, Minneapolis, MN                                          29%

TAX-FREE INCOME FUND
--------------------
     Charles Schwab & Company, Inc., Special Custody Account for
     Benefit Cust, 101 Montgomery Street, San Francisco, CA                    28%

     National Financial Services Corporation for
     Benefit Cust, P.O. Box 3908, New York, NY                                 19%

MINNESOTA TAX-FREE INCOME FUND
------------------------------
     Charles Schwab & Company, Inc., Special Custody Account for
     Benefit Cust, 101 Montgomery Street, San Francisco, CA                    12%

As of May 23, 2000, the officers and directors of the Funds, as a group, owned 1.90% of the shares of Minnesota Tax-Free Income Fund, and less than 1% of the shares of U.S. Government Securities Fund, Tax-Free Income Fund, Money Market Fund, and Bond Fund.

TAXES
--------------------------------------------------------------------------------

Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock, securities, or currency, and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies).

Each Fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

When shares of a Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Any loss on the sale or exchange of shares of the Tax-Free Income Fund or the Minnesota Tax-Free Income Fund held for six months or less (although regulations may reduce this time period to 31 days) will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Tax-Free Income Fund or the Minnesota Tax-Free Income Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Indebtedness may be allocated to shares of the Tax-Free Income Fund or the Minnesota Tax-Free Income Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of such Fund.

The Tax-Free Income Fund and the Minnesota Tax-Free Income Fund intend to take all actions required under the Code to ensure that each Fund may pay "exempt-interest dividends." Distributions of net interest income from tax-exempt obligations that are designated by the Funds as exempt-interest dividends are excludable from the gross income of the Funds' shareholders. The Funds' present policy is to designate exempt-interest dividends annually. The Funds will calculate exempt-interest dividends based on the average annual method and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax return. Distributions paid from other taxable interest income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.

For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers and the federal environmental tax on corporations. The Tax-Free Income Fund and Minnesota Tax-Free Income Fund may each invest up to 20% of its net assets in securities that generate interest that is treated as an item of tax preference. In addition, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate AMT and the branch profits tax imposed on foreign corporations under Section 884 of the Code.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in the Tax-Free Income Fund or the Minnesota Tax-Free Income Fund will be subject to the tax will depend upon each shareholder's individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in the Tax-Free Income Fund or the Minnesota Tax-Free Income Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

In addition, shareholders who are or may become recipients of Social Security benefits should be aware that exempt-interest dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount of Social Security benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt securities. The Tax-Free Income Fund and the Minnesota Tax-Free Income Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Funds will avoid investment in tax-exempt securities which, in the opinion of the investment adviser, pose a material risk of the loss of tax exemption. Further, if a tax-exempt security in a Fund's portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

If the Funds invest in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time a Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of such original issue discount even though it receives no cash currently as interest payment on the obligation. Furthermore, if a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because each Fund is required to distribute substantially all of its net investments income (including accrued original issue discount), a Fund investing in either zero coupon bonds or U.S. Treasury inflation protection securities may be required to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or to liquidate securities.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

MINNESOTA INCOME TAXATION - MINNESOTA TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends paid by the Minnesota Tax-Free Income Fund that is derived from interest on Minnesota tax exempt obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the U.S. government, its territories and possessions. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains.

Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.

The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Tax-Free Income Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Fund would become taxable under this Minnesota statutory provision.

CAPITALIZATION AND VOTING RIGHTS
--------------------------------------------------------------------------------

Each of the Funds or the corporate issuer of their shares is organized as a Minnesota corporation. Each of the Funds (or its corporate issuer) has only one class of shares -- common shares. The U.S. Government Securities Fund and Money Market Fund each has one series of common shares consisting of ten billion shares with a par value of one-tenth of one cent per share. The corporate issuer of Tax-Free Income Fund, Minnesota Tax-Free Income Fund, and Bond Fund (Sit Mutual Funds II, Inc.) is organized as a series fund with one trillion shares of common stock authorized and a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the Board of Directors for each series: Series A Common Shares, which represent shares of Tax-Free Income Fund; Series B Common Shares, which represent shares of Minnesota Tax-Free Income Fund; Series C Common Shares which represent shares of Bond Fund. The Board of Directors of Sit Mutual Funds II, Inc. is empowered to issue other series of common stock without shareholder approval.

The shares of each Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of each Fund. The shares of each Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

The Funds are not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. However, the Funds intend to hold meetings of shareholders annually. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Funds to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Funds. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Funds. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements included in the Funds' annual report to shareholders for the fiscal year ended March 31, 2000 are incorporated by reference in this Statement of Additional Information.

OTHER INFORMATION
--------------------------------------------------------------------------------

CUSTODIAN; COUNSEL; ACCOUNTANTS
--------------------------------------------------------------------------------
The Northern Trust Co., 50 South LaSalle Street, Chicago, IL 60675 acts as custodian of the Funds' assets and portfolio securities; Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is the independent General Counsel for the Funds; and KPMG LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, acts as the Funds' independent accountants.

LIMITATION OF DIRECTOR LIABILITY
--------------------------------------------------------------------------------

Under Minnesota law, each director of the Funds owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS
     MOODY'S INVESTORS SERVICE, INC.
     -------------------------------
         Rating   Definition
         ------   ----------
         Aaa      Judged to be the best quality, carry the smallest degree of investment risk.
         Aa       Judged to be of high quality by all standards.
         A        Possess many favorable investment attributes and are to be considered as higher medium grade obligations
         Baa      Medium grade obligations. Lack outstanding investment
                  characteristics.
         Ba       Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
         B        Generally lack characteristics of a desirable investment.
                  Assurance of interest and principal payments over any long period of time may be small.
         Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     STANDARD & POOR'S CORPORATION
     -----------------------------
         Rating   Definition
         ------   ----------
         AAA      Highest grade obligations and possess the ultimate degree of protection as to principal and interest.
         AA       Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.
         A        Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe.
         BBB      Considered investment grade with adequate capacity to pay
                  interest and repay principal.
         BB       Judged to be speculative with some inadequacy to meet timely interest and principal payments.
         B        Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
         Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

     FITCH IBCA
     ----------
         Rating   Definition
         ------   ----------
         AAA      Highest credit quality with exceptional ability to pay
                  interest and repay principal.
         AA       Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
         A        Investment grade with high credit quality. Ability to pay
                  interest and repay principal is strong.
         BBB      Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
         BB       Considered speculative. Ability to pay interest and repay
                  principal may be affected over time by adverse economic changes.
         B        Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
         + and - indicators indicate the relative position within the rating category, but are not used in AAA category.

     DUFF & PHELPS CREDIT RATING CO.
     -------------------------------
         Rating   Definition
         ------   ----------
         AAA      Highest credit quality, risk factors are negligible.
         AA       High credit quality with moderate risk.
         A        Protection factors are average but adequate, however, risk factors are more variable and greater in periods of economic stress.
         BBB      Below average protection factors, but still considered
                  sufficient for prudent investment.
         BB       Below investment grade but likely to meet obligations when due.
         B        Below investment grade and possessing risk that obligations will not be met when due.
         + and - indicators indicate the relative position within the rating category, but are not used in AAA category.

COMMERCIAL PAPER RATINGS
     MOODY'S
     -------
         Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

     STANDARD & POOR'S
     -----------------
         The rating A-1 is the highest commercial paper rating assigned by Standard & Poor's Corporation. The modifier "+" indicates that the security is in the higher end of this rating category.

     FITCH IBCA
     ----------
         F-1+         Exceptionally strong credit quality.
         F-1          Strong credit quality.

     DUFF & PHELPS
     -------------
         Category 1 (top grade):
         Duff1+       Highest certainty of timely payment.
         Duff1        Very high certainty of timely payment.
         Duff1-       High certainty of timely payment.

                                   APPENDIX B
     MUNICIPAL BOND, MUNICIPAL NOTE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MUNICIPAL BOND RATINGS
     STANDARD & POOR'S CORPORATION:
     ------------------------------
         Rating   Definition
         ------   ----------
         AAA      Highest rating; extremely strong security.
         AA       Very strong security; differs from AAA in only a small degree.
         A        Strong capacity but more susceptible to adverse economic
                  effects than two above categories.
         BBB      Adequate capacity but adverse economic conditions more likely to weaken capacity.
         BB       Judged to be speculative with some inadequacy to meet timely interest and principal payments.
         B        Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
         Standard & Poor's applies indicators "+", no character, and "-" to the above rating categories AA through B. The indicators show relative standing within the major rating categories.

     MOODY'S INVESTORS SERVICES, INC.:
     ---------------------------------
         Rating   Definition
         ------   ----------
         Aaa      Best quality; carry the smallest degree of investment risk.
         Aa       High quality; margins of protection not quite as large as the
                  Aaa bonds.
         A        Upper medium grade; security adequate but could be susceptible to impairment.
         Baa      Medium grade; neither highly protected nor poorly
                  secured--lack outstanding investment characteristics and sensitive to changes in economic circumstances.
         Ba       Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
         B        Generally lack characteristics of a desirable investment.
                  Assurance of interest and principal payments over any long period of time may be small.
         Moody's also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     FITCH IBCA:
     -----------
         Rating   Definition
         ------   ----------
         AAA      Highest credit quality with exceptional ability to pay
                  interest and repay principal.
         AA       Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA.
         A        Investment grade with high credit quality. Ability to pay
                  interest and repay principal is strong.
         BBB      Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
         BB       Considered speculative. Ability to pay interest and repay
                  principal may be affected over time by adverse economic changes.
         B        Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
         + and - indicators indicate the relative position within the rating category, but are not used in AAA category.

     DUFF & PHELPS CREDIT RATING CO.:
     --------------------------------
         Rating   Definition
         ------   ----------
         AAA      Highest credit quality, risk factors are negligible.
         AA       High credit quality with moderate risk.
         A        Protection factors are average but adequate, however, risk factors are more variable and greater in periods of economic stress.
         BBB      Below average protection factors, but still considered
                  sufficient for prudent investment.
         BB       Below investment grade but likely to meet obligations when due.
         B        Below investment grade and possessing risk that obligations will not be met when due.
         + and - indicators indicate the relative position within the rating category, but are not used in AAA category.

MUNICIPAL NOTE RATINGS
     STANDARD & POOR'S CORPORATION:
     ------------------------------
         Rating   Definition
         ------   ----------
         SP-1     Very strong or strong capacity to pay principal and interest.
                  Those issues determined to possess overwhelming safety
                  characteristics will be given a plus (+) designation.
         SP-2     Satisfactory capacity to pay principal and interest.

     MOODY'S INVESTORS SERVICE, INC.:
     --------------------------------
         Rating*   Definition
         -------   ----------
         MIG 1     Best quality.
         MIG 2     High quality.
         MIG 3     Favorable quality.
         MIG 4     Adequate quality.

         * A short-term issue having a demand feature, i.e., payment relying on external liquidity and usually payable upon demand rather than fixed maturity dates, is differentiated by Moody's with the use of the symbols VMIG1 through VMIG4.

TAX-EXEMPT COMMERCIAL PAPER RATINGS
     STANDARD & POOR'S CORPORATION:
     ------------------------------
         Rating          Definition
         ------          ----------
         A-1+            Highest degree of safety.
         A-1             Very strong degree of safety.

     MOODY'S INVESTORS SERVICE, INC.:
     --------------------------------
         Rating          Definition
         Prime 1(P-1)    Superior capacity for repayment.

                                     PART C

                                OTHER INFORMATION

Item 23.      Exhibits

       Explanatory Note: This Registration Statement contains the combined Part C for Sit U.S. Government Securities Fund, Inc., Sit Mutual Funds II, Inc., and Sit Money Market Fund, Inc.

       (a)    Articles of Incorporation
              1.     Sit U.S. Government Securities Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 11 to the Fund's Registration Statement.)
              2.     Sit Mutual Funds II, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 12 to the Fund's Registration Statement.)
              3.     Sit Money Market Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 12 to the Fund's Registration Statement.)

       (b)    Bylaws
              1.     Sit U.S. Government Securities Fund, Inc.
                     (Incorporated by reference to the Fund's original Registration Statement.)
              2.     Sit Mutual Funds II, Inc.
                     (Incorporated by reference to the Fund's original Registration Statement.)
              3.     Sit Money Market Fund, Inc.
                     (Incorporated by reference to the Fund's original Registration Statement.)

       (c)    Instruments Defining Rights of Security Holders
              Not applicable.

       (d)    Investment Advisory Contracts
              1.     Sit U.S. Government Securities Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 10 to the Fund's Registration Statement.)
              2.     Sit Mutual Funds II, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 11 to the Fund's Registration Statement.)
              3.     Sit Money Market Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 11 to the Fund's Registration Statement.)

       (e)    Underwriting and Distribution Agreement
              1.     Sit U.S. Government Securities Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 12 to the Fund's Registration Statement.)
              2.     Sit Mutual Funds II, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 16 to the Fund's Registration Statement.)
              3.     Sit Money Market Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 13 to the Fund's Registration Statement.)

       (f)    Bonus or Profit Sharing Contracts
              Not applicable.

       (g)    Custodian Agreement
              1.     Sit U.S. Government Securities Fund, Inc. (Filed herewith.)
              2.     Sit Mutual Funds II, Inc. (Filed herewith.)
              3.     Sit Money Market Fund, Inc. (Filed herewith.)


       (h.1)  Transfer Agency and Services Agreement
              1.     Sit U.S. Government Securities Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 15 to the Fund's Registration Statement.)
              2.     Sit Mutual Funds II, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 19 to the Fund's Registration Statement.)
              3.     Sit Money Market Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 17 to the Fund's Registration Statement.)

       (h.2)  Accounting Services Agreement
              1. Sit U.S. Government Securities Fund, Inc. (Amendment to Accounting Services Agreement filed herewith.)
              2. Sit Mutual Funds II, Inc. (Amendment to Accounting Services Agreement filed herewith.)
              3. Sit Money Market Fund, Inc. (Amendment to Accounting Services Agreement filed herewith.)

       (i)    Opinions and Consents of Dorsey & Whitney
              1.     Sit U.S. Government Securities Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 8 to the Fund's Registration Statement.)
              2.     Sit Mutual Funds II, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 9 to the Fund's Registration Statement.)
              3.     Sit Money Market Fund, Inc.
                     (Incorporated by reference to Post-Effective Amendment No. 9 to the Fund's Registration Statement.)

       (j)    Consent of KPMG LLP
              1.     Sit U.S. Government Securities Fund, Inc.
                     (To be filed via amendment prior to effective date.)
              2.     Sit Mutual Funds II, Inc.
                     (To be filed via amendment prior to effective date.)
              3.     Sit Money Market Fund, Inc.
                     (To be filed via amendment prior to effective date.)

       (k)    Omitted Financial Statements
              Not applicable.

       (l)    Initial Capital Agreements
              Not applicable.

       (m)    Rule 12b-1 Plan
              Not applicable.

       (n)    Rule 18f-3 Plan
              Not applicable.

       (o)    Reserved.

       (p)    Codes of Ethics
              1.     Sit U.S. Government Securities Fund, Inc.
                     (Filed herewith.)
              2.     Sit Mutual Funds II, Inc.
                     (Filed herewith.)
              3.     Sit Money Market Fund, Inc.
                     (Filed herewith.)

Item 24.      Persons Controlled by or Under Common Control with Registrant

              See the section of the Prospectus entitled "Investment Adviser" and the section of the Statement of Additional Information entitled "Investment Adviser."

Item 25. Indemnification

     Each Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

     Each Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of a Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director's eligibility to be indemnified.

     In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

     (a) has not received indemnification for the same conduct from any other party or organization;
     (b)  acted in good faith;
     (c)  received no improper personal benefit;
     (d) in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;
     (e) reasonably believed that the conduct was in the best interest of a Registrant, or in certain contexts, was not opposed to the best interest of a Registrant; and
     (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

     If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to a Registrant, to payment or reimbursement by a Registrant of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by a

Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Each Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 26. Business and other Connections of Investment Adviser

     Sit Investment Associates, Inc. (the "Adviser"), serves as the investment adviser of each of the Sit Mutual Funds in addition to serving as the investment adviser to the Sit Mutual Funds and to various other public and private accounts.

     Below is a list of the officers and directors of the Adviser and their business/employment during the past two years:

                               Business and Employment During Past Two Years;
     Name                      Principal Business Address
     ----                      -------------------------------------------------
     Eugene C. Sit             Chairman, CIO and Treasurer of the Adviser;
                               Chairman and CEO of the Sit/Kim International
                               Investment Associates, Inc. ("Sit/Kim"); Chairman of the Board of Directors of all Sit Mutual
                               Funds.

     Peter L. Mitchelson       President and Director of the Adviser; Director
                               and Executive Vice President of Sit/Kim; Senior
                               Portfolio Manager of the Sit Large Cap Growth
                               Fund; Vice Chairman & Director of all Sit
                               Mutual Funds.

     Frederick Adler           Director of the Adviser; Of Counsel, Fulbright &
                                 Jaworski
                               666 5th Avenue
                               New York, NY 10103

     Norman Bud Grossman       Director of the Adviser; President, Cogel
                                 Management
                               4670 Norwest Center
                               Minneapolis, MN 55402

     William Frenzel           Advisory Director of the Adviser; Director of the
                               Sit Mutual Funds; Director of Sit/Kim; Senior
                               Visiting Scholar at the Brookings Institution

     Roger J. Sit              Executive Vice President - Research & Investment
                               Management of the Adviser; Assistant to the Sit/Kim International Chief Investment Officer for Investment Policy and Portfolio Management;
                               Vice President and Senior Equity Research Analyst for Goldman Sachs & Company until December, 1997

     Michael C. Brilley        Senior Vice President and Senior Fixed Income
                               Officer of the Adviser; Director and Senior Vice
                               President of Sit U.S. Government Securities Fund
                               Inc., Sit Money Market Fund, Inc., Sit Mutual
                               Funds II, Inc. and Sit Balanced Fund

     Debra A. Sit              Vice President - Bond Investments of the Adviser;
                               Assistant Treasurer of all Sit Mutual Funds;
                               Assistant Treasurer of Sit/Kim; Vice President -
                               Investments of Sit U.S. Government Securities
                               Fund, Inc., Sit Money Market Fund, Inc., and Sit
                               Mutual Funds II, Inc.

     Ronald D. Sit             Vice President - Research & Investment Management
                               of the Adviser

     Erik S. Anderson          Vice President - Research & Investment Management
                               of the Adviser

     John T. Groton, Jr.       Vice President - Research & Investment Management
                               of the Adviser

     Kent L. Johnson           Vice President - Research & Investment Management
                               of the Adviser

     Robert W. Sit             Vice President - Equity Research Analyst of the
                               Adviser

     Paul E. Rasmussen         Vice President, Secretary and Controller and
                               Chief Compliance Officer of the Adviser and
                               Sit/Kim; Vice President and Treasurer of all Sit
                               Mutual Funds

     Carla J. Rose             Vice President - Administration & Deputy
                               Controller of the Adviser

     Debra K. Beaudet          Vice President - Staff Operations of the Adviser

     David A. Brown            Vice President - Client Relations Marketing of
                               the Adviser

Item 27. Principal Underwriters

     The Distributor for each Registrant is SIA Securities Corp., 4600 Norwest Center, Minneapolis, MN 55402, an affiliate of the Adviser, which distributes only shares of each Registrant.

     Below is a list of the officers and directors of the Distributor and their business/employment during the past two years:

                               Business and Employment During Past Two Years;
     Name                      Principal Business Address
     ----                      -------------------------------------------------
     Eugene C. Sit             Chairman, CIO and Treasurer of the Adviser;
                               Chairman and CEO of Sit/Kim; Chairman of the Board of Directors of all Sit Mutual Funds.

     Peter L. Mitchelson       President and Director of the Adviser; Director
                               and Executive Vice President of Sit/Kim; Senior
                               Portfolio Manager of the Sit Large Cap Growth
                               Fund; Vice Chairman & Director of all Sit Mutual
                               Funds.

     Paul E. Rasmussen         Vice President, Secretary, Controller and Chief
                               Compliance Officer for the Adviser; Vice
                               President & Treasurer of all Sit Mutual Funds

Item 28. Location of Accounts and Records

     The Custodian for each Registrant is The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675. The Transfer Agent for each Registrant is PFPC Inc., 4400 Computer Drive, Westboro, MA 01581. Other books and records are maintained by the Adviser, which is located at 4600 Norwest Center, Minneapolis, MN 55402.

Item 29. Management Services

     Not applicable

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 31st day of May 2000.

                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.
                    (Registrant)

                    By /s/ Eugene C. Sit
                       --------------------------------------
                             Eugene C. Sit, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Signature and Title
           -------------------

/s/ Eugene C. Sit                                       Dated: May 31, 2000
-----------------------------------------
Eugene C. Sit, Chairman
(Principal Executive Officer and Director)


/s/ Paul E. Rasmussen                                   Dated: May 31, 2000
-----------------------------------------
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

John E. Hulse, Director*

Sidney L. Jones, Director*

Peter L. Mitchelson, Director*

Donald W. Phillips, Director*


*By /s/ Eugene C. Sit                                   Dated: May 31, 2000
    -------------------------------------
    Eugene C. Sit, Attorney-in-fact
    (Pursuant to Powers of Attorney filed
    previously with the Commission.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 31st day of May 2000.

                    SIT MUTUAL FUNDS II, INC.
                    (Registrant)

                    By /s/ Eugene C. Sit
                       --------------------------------------
                             Eugene C. Sit, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Signature and Title

/s/ Eugene C. Sit                                       Dated: May 31, 2000
-----------------------------------------
Eugene C. Sit, Chairman
(Principal Executive Officer and Director)


/s/ Paul E. Rasmussen                                   Dated: May 31, 2000
-----------------------------------------
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

John E. Hulse, Director*

Sidney L. Jones, Director*

Peter L. Mitchelson, Director*

Donald W. Phillips, Director*


*By /s/ Eugene C. Sit                                   Dated: May 31, 2000
    -------------------------------------
    Eugene C. Sit, Attorney-in-fact
    (Pursuant to Powers of Attorney filed
    previously with the Commission.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 31st day of May 2000.

                    SIT MONEY MARKET FUND, INC.
                    (Registrant)

                    By /s/ Eugene C. Sit
                       --------------------------------------
                             Eugene C. Sit, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Signature and Title

/s/ Eugene C. Sit                                       Dated: May 31, 2000
-----------------------------------------
Eugene C. Sit, Chairman
(Principal Executive Officer and Director)


/s/ Paul E. Rasmussen                                   Dated: May 31, 2000
-----------------------------------------
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

John E. Hulse, Director*

Sidney L. Jones, Director*

Peter L. Mitchelson, Director*

Donald W. Phillips, Director*


*By /s/ Eugene C. Sit                                  Dated: May 31, 2000
    -------------------------------------
    Eugene C. Sit, Attorney-in-fact
    (Pursuant to Powers of Attorney filed
    previously with the Commission.)

                       REGISTRATION STATEMENT ON FORM N-1A

                                  EXHIBIT INDEX


EXHIBIT NO.       NAME OF EXHIBIT                                       PAGE NO.
-----------       ---------------                                       --------

(g)               Custodian Agreement
                       Sit U.S. Government Securities Fund, Inc.        C-11
                       Sit Mutual Funds II, Inc.                        C-44
                       Sit Money Market Fund, Inc.                      C-77

(h.2)             Amendment to Accounting Services Agreement
                       Sit U.S. Government Securities Fund, Inc.        C-110
                       Sit Mutual Funds II, Inc.                        C-114
                       Sit Money Market Fund, Inc.                      C-118

(p)               Code of Ethics                                        C-122
                       (Combined Code of Ethics for each Registrant)

                                   EXHIBIT (g)

         Custodian Agreement - Sit U.S. Government Securities Fund, Inc.

                                CUSTODY AGREEMENT


         AGREEMENT dated as of July 1, 1999, between Sit U.S. Government Securities Fund, Inc., a corporation organized under the laws of the State of Minnesota, having its principal office and place of business at 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 (the "Fund"), and THE NORTHERN TRUST COMPANY (the "Custodian"), an Illinois company with its principal place of business at 50 South LaSalle Street, Chicago, Illinois 60675.

                              W I T N E S S E T H:

         That for and in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:


1.       Definitions.

         Whenever used in this Agreement or in any Schedules to this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         (a) "Articles of Incorporation " shall mean the Articles of Incorporation of the Fund, including all amendments thereto.

         (b) "Authorized Person" shall be deemed to include the Chairman of the Board of Directors, the President, and any Vice President, the Secretary, the Treasurer or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Directors to give Instructions on behalf of the Fund and listed in the certification annexed hereto as Schedule A or such other certification as may be received by the Custodian from time to time pursuant to Section 18(a).

         (c) "Board of Directors" shall mean the Board of Directors or Trustees of the Fund.

         (d) "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

         (e) "Depository" shall mean The Depository Trust Company, a clearing agency registered with the Securities and Exchange Commission under
         Section 17(a) of the Securities Exchange Act of 1934, as amended, its successor or successors and its nominee or nominees, the use of which is hereby specifically authorized. The term "Depository" shall further mean and include any other person named in an Instruction and approved by the Fund to act as a depository in the manner required by Rule 17f-4 of the 1940 Act, its successor or successors and its nominee or nominees.

         (f) "Instruction" shall mean written (including telecopied, telexed, or electronically transmitted in a form that can be converted to print) or oral instructions actually received by the Custodian which the Custodian reasonably believes were given by an Authorized Person. An Instruction shall also include any instrument in writing actually received by the Custodian which the Custodian reasonably believes to be genuine and to be signed by any two officers of the Fund, whether or not such officers are Authorized Persons. Except as otherwise provided in this Agreement, "Instructions" may include instructions given on a standing basis.

         (g) "1940 Act" shall mean the Investment Company Act of 1940, and the Rules and Regulations thereunder, all as amended from time to time.

         (h) "Portfolio" refers to each of the separate and distinct investment portfolios of the Fund which the Fund and the Custodian shall have agreed in writing shall be subject to this Agreement, as identified in Schedule B hereto.

         (i) "Prospectus" shall include each current prospectus and statement of additional information of the Fund with respect to a Portfolio.

         (j) "Shares" refers to the shares of the Fund.

         (k) "Security" or "Securities" shall be deemed to include bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities, commodity interests and investments from time to time owned by the Fund and held in a Portfolio.

         (l) "Sub-Custodian" shall mean and include (i) any branch of the Custodian, (ii) any "eligible foreign custodian," as that term is defined in Rule 17f-5 under the 1940 Act, approved by the Fund in the manner required by Rule 17f-5, and (iii) any securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which securities depository or clearing agency has been approved by the Fund in the manner required by Rule 17f-5; provided, that the Custodian or a Sub-Custodian has entered into an agreement with such securities depository or clearing agency.

         (m) "Transfer Agent" shall mean the person which performs as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund.

2.       Appointment of Custodian.

         (a) The Fund hereby constitutes and appoints the Custodian as custodian of all the Securities and moneys owned by or in the possession of a Portfolio during the period of this Agreement.

         (b) The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth.

3.       Appointment and Removal of Sub-Custodians.

         (a) The Custodian may appoint one or more Sub-Custodians to act as Depository or Depositories or as sub-custodian or sub-custodians of Securities and moneys at any time held in any Portfolio, upon the terms and conditions specified in this Agreement. The Custodian shall oversee the maintenance by any Sub-Custodian of any Securities or moneys of any Portfolio.

         (b) The Agreement between the Custodian and each Sub-Custodian described in clause (ii) or (iii) of Section 1(l) and acting hereunder shall contain the provisions required by Rule 17f-5 under the 1940 Act.

         (c) Prior to the Custodian's use of any Sub-Custodian described in clause (ii) or (iii) of Paragraph 1(l), the Fund must approve such Sub-Custodian in the manner required by Rule 17f-5 and provide the Custodian with satisfactory evidence of such approval.

         (d) The Custodian shall promptly take such steps as may be required to remove any Sub-Custodian that has ceased to be an "eligible foreign custodian" or has otherwise ceased to meet the requirements under Rule 17f-5. If the Custodian intends to remove any Sub-Custodian previously approved by the Fund pursuant to paragraph 3(c), and the Custodian proposes to replace such Sub-Custodian with a Sub-Custodian that has not yet been approved by the Fund, it will so notify the Fund and provide it with information reasonably necessary to determine such proposed Sub-Custodian's eligibility under Rule 17f-5, including a copy of the proposed agreement with such Sub-Custodian. The Fund shall at the meeting of the Board of Directors next following receipt of such notice and information determine whether to approve the proposed Sub-Custodian and will promptly thereafter give written notice of the approval or disapproval of the proposed action.

         (e) The Custodian hereby warrants to the Fund that in its opinion, after due inquiry, the established procedures to be followed by each Sub-Custodian (that is not a foreign securities depository or clearing agency) in connection with the safekeeping of property of a Portfolio pursuant to this Agreement afford protection for such property not materially different from that afforded by the Custodian's established safekeeping procedures with respect to similar property held by it in Chicago, Illinois.

4.       Use of Sub-Custodians.

         With respect to property of a Portfolio which is maintained by the Custodian in the custody of a Sub-Custodian pursuant to Section 3:

         (a) The Custodian will identify on its books as belonging to the particular Portfolio any property held by such Sub-Custodian.

         (b) In the event that a Sub-Custodian permits any of the Securities placed in its care to be held in an eligible foreign securities depository, such Sub-Custodian will be required by its agreement with the Custodian to identify on its books such Securities as being held for the account of the Custodian as a custodian for its customers.

         (c) Any Securities held by a Sub-Custodian will be subject only to the instructions of the Custodian or its agents; and any Securities held in an eligible foreign securities depository for the account of a Sub-Custodian will be subject only to the instructions of such Sub-Custodian.

         (d) The Custodian will only deposit property of a Portfolio in an account with a Sub-Custodian which includes exclusively the assets held by the Custodian for its customers, and will cause such account to be designated by such Sub-Custodian as a special custody account for the exclusive benefit of customers of the Custodian.

5.       Compensation.

         (a) The Fund will compensate the Custodian for its services rendered under this Agreement in accordance with the fees set forth in the Fee Schedule annexed hereto as Schedule C and incorporated herein. Such Fee Schedule does not include out-of-pocket disbursements of the Custodian for which the Custodian shall be entitled to bill separately; provided that out-of-pocket disbursements may include only the items specified in Schedule C.

         (b) If the Fund requests that the Custodian act as Custodian for any Portfolio hereafter established, at the time the Custodian commences serving as such for said Portfolio, the compensation for such services shall be reflected in a fee schedule for that Portfolio, dated and signed by an officer of each party hereto, which shall be attached to or otherwise reflected in Schedule C of this Agreement.

         (c) Any compensation agreed to hereunder may be adjusted from time to time by attaching to Schedule C, or replacing Schedule C with, a revised Fee Schedule, dated and signed by an officer of each party hereto.

         (d) The Custodian will bill the Fund for its services to each Portfolio hereunder as soon as practicable after the end of each calendar quarter, and said billings will be detailed in accordance with the Fee Schedule for the Fund. The Fund will promptly pay to the Custodian the amount of such billing. The Custodian shall have a claim of payment against the property in each Portfolio for any compensation or expense amount owing to the Custodian in connection with such Portfolio from time to time under this Agreement.

         (e) The Custodian (not the Fund) will be responsible for the payment of the compensation of each Sub-Custodian.

6.       Custody of Cash and Securities

         (a) Receipt and Holding of Assets. The Fund will deliver or cause to be delivered to the Custodian and any Sub-Custodians all Securities and moneys of any Portfolio at any time during the period of this Agreement and shall specify the Portfolio to which the Securities and moneys are to be specifically allocated. The Custodian will not be responsible for such Securities and moneys until actually received by it or by a Sub-Custodian. The Fund may, from time to time in its sole discretion, provide the Custodian with Instructions as to the manner in which and in what amounts Securities, and moneys of a Portfolio are to be held on behalf of such Portfolio in the Book-Entry System or a Depository. Securities and moneys of a Portfolio held in the Book-Entry System or a Depository will be held in accounts which include only assets of Custodian that are held for its customers.

         (b) Accounts and Disbursements. The Custodian shall establish and maintain a separate account for each Portfolio and shall credit to the separate account all moneys received by it or a Sub-Custodian for the account of such Portfolio and shall disburse, or cause a Sub-Custodian to disburse, the same only:

                  1. In payment for Securities purchased for the Portfolio, as provided in Section 7 hereof;

                  2. In payment of dividends or distributions with respect to the Shares of such Portfolio, as provided in Section 11 hereof;

                  3. In payment of original issue or other taxes with respect to the Shares of such Portfolio, as provided in Section 12(c) hereof;

                  4. In payment for Shares which have been redeemed by such Portfolio, as provided in Section 12 hereof;

                  5. In payment of fees and in reimbursement of the expenses and liabilities of the Custodian attributable to the Fund, as provided in Sections 5 and 16(h) hereof;

                  6. Pursuant to Instructions setting forth the name of the Portfolio and the name and address of the person to whom the payment is to be made, the amount to be paid and the purpose for which payment is to be made.

         (c) Fail Float. In the event that any payment made for a Portfolio under this Section 6 exceeds the funds available in that Portfolio's account, the Custodian or relevant Sub-Custodian, as the case may be, may, in its discretion, advance the Fund on behalf of that Portfolio an amount equal to such excess and such advance shall be deemed an overdraft from the Custodian or such Sub-Custodian to that Portfolio payable on demand, bearing interest at the rate of interest customarily charged by the Custodian or such Sub-Custodian on similar overdrafts.

         (d) Confirmation and Statements. At least monthly, the Custodian shall furnish the Fund with a detailed statement of the Securities and moneys held by it and all Sub-Custodians for each Portfolio. Where securities purchased for a Portfolio are in a fungible bulk of securities registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of a Depository, the Book-Entry System or a Sub-Custodian, the Custodian shall maintain such records as are necessary to enable it to identify the quantity of those securities held for such Portfolio. In the absence of the filing in writing with the Custodian by the Fund of exceptions or objections to any such statement within 60 days after the date that a material defect is reasonably discoverable, the Fund shall be deemed to have approved such statement; and in such case or upon written approval of the Fund of any such statement the Custodian shall, to the extent permitted by law and provided the Custodian has met the standard of care in Section 16 hereof, be released, relieved and discharged with respect to all matters and things set forth in such statement as though such statement had been settled by the decree of a court of competent jurisdiction in an action in which the Fund and all persons having any equity interest in the Fund were parties.

         (e) Registration of Securities and Physical Separation. All Securities held for a Portfolio which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Custodian or a Sub-Custodian in that form; all other Securities held for a Portfolio may be registered in the name of that Portfolio, in the name of any duly appointed registered nominee of the Custodian or a Sub-Custodian as the Custodian or such Sub-Custodian may from time to time determine, or in the name of the Book-Entry System or a Depository or their successor or successors, or their nominee or nominees. The Fund reserves the right to instruct the Custodian as to the method of registration and safekeeping of the Securities. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian or any Sub-Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or a Depository, any Securities which the Custodian of a Sub-Custodian may hold for the account of a Portfolio and which may from time to time be registered in the name of a Portfolio. The Custodian shall hold all such Securities specifically allocated to a Portfolio which are not held in the Book-Entry System or a Depository in a separate account for such Portfolio in the name of such Portfolio physically segregated at all times from those of any other person or persons.

         (f) Segregated Accounts. Upon receipt of an Instruction, the Custodian will establish segregated accounts on behalf of a Portfolio to hold liquid or other assets as it shall be directed by such Instruction and shall increase or decrease the assets in such segregated accounts only as it shall be directed by subsequent Instruction.

         (g) Collection of Income and Other Matters Affecting Securities. Except as otherwise provided in an Instruction, the Custodian, by itself or through the use of the Book-Entry System or a Depository with respect to Securities therein maintained, shall, or shall instruct the relevant Sub-Custodian to:

                  1. Collect all income due or payable with respect to Securities in accordance with this Agreement;

                  2. Present for payment and collect the amount payable upon all Securities which may mature or be called, redeemed or retired, or otherwise become payable;

                  3. Surrender Securities in temporary form for derivative Securities;

                  4. Execute any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

                  5. Hold directly, or through the Book-Entry System or a Depository with respect to Securities therein deposited, for the account of each Portfolio all rights and similar Securities issued with respect to any Securities held by the Custodian or relevant Sub-Custodian for each Portfolio.

         (h) Delivery of Securities and Evidence of Authority. Upon receipt of an Instruction, the Custodian, directly or through the use of the Book-Entry System or a Depository, shall, or shall instruct the relevant Sub-Custodian to:

                  1. Execute and deliver or cause to be executed and delivered to such persons as may be designated in such Instructions, proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any Securities may be exercised;

                  2. Deliver or cause to be delivered any Securities held for a Portfolio in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

                  3. Deliver or cause to be delivered any Securities held for a Portfolio to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement in the separate account for each such Portfolio certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

                  4. Make or cause to be made such transfers or exchanges of the assets specifically allocated to the separate account of a Portfolio and take such other steps as shall be stated in Written Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

                  5. Deliver Securities upon sale of such Securities for the account of a Portfolio pursuant to Section 7;

                  6. Deliver Securities upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into on behalf of a Portfolio;

                  7. Deliver Securities of a Portfolio to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is to be delivered to the Custodian or Sub-Custodian, as the case may be;

                  8. Deliver Securities for delivery in connection with any loans of securities made by a Portfolio but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund which may be in the form of cash or obligations issued by the United States Government, its agencies or instrumentalities;

                  9. Deliver Securities for delivery as security in connection with any borrowings by a Portfolio requiring a pledge of Portfolio assets, but only against receipt of the amounts borrowed;

                  10. Deliver Securities to the Transfer Agent or its designee or to the holders of Shares in connection with distributions in kind, in satisfaction of requests by holders of Shares for repurchase or redemption;

                  11. Deliver Securities for any other proper business purpose, but only upon receipt of, in addition to written Instructions, a copy of a resolution or other authorization of the Fund certified by the Secretary of the Fund, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper business purpose, and naming the person or persons to whom delivery of such Securities shall be made.

         (i) Endorsement and Collection of Checks, Etc. The Custodian is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received by the Custodian for the account of a Portfolio.

         (j) Execution of Required Documents. The Custodian is hereby authorized to execute any and all applications or other documents required by a regulatory agency or similar entity as a condition of making investments in the foreign market under such entity's jurisdiction.

7.       Purchase and Sale of Securities.

         (a) Promptly after the purchase of Securities, the Fund or its designee shall deliver to the Custodian an Instruction specifying with respect to each such purchase: (1) the name of the Portfolio to which such Securities are to be specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or the principal amount purchased and accrued interest, if any; (4) the date of purchase and settlement; (5) the purchase price per unit; (6) the total amount payable upon such purchase; and (7) the name of the person from whom or the broker through whom the purchase was made, if any. The Custodian or specified Sub-Custodian shall receive the Securities purchased by or for a Portfolio and upon receipt thereof (or upon receipt of advice from a Depository or the Book-Entry System that the Securities have been transferred to the Custodian's account) shall pay to the broker or other person specified by the Fund or its designee out of the moneys held for the account of such Portfolio the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Instruction.

         (b) Promptly after the sale of Securities, the Fund or its designee shall deliver to the Custodian an Instruction specifying with respect to each such sale: (1) the name of the Portfolio to which the Securities sold were specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or principal amount sold, and accrued interest, if any; (4) the date of sale; (5) the sale price per unit; (6) the total amount payable to the Portfolio upon such sale; and (7) the name of the broker through whom or the person to whom the sale was made. The Custodian or relevant Sub-Custodian shall deliver or cause to be delivered the Securities to the broker or other person designated by the Fund upon receipt of the total amount payable to such Portfolio upon such sale, provided that the same conforms to the total amount payable to such Portfolio as set forth in such Instruction. Subject to the foregoing, the Custodian or relevant Sub-Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

         (c) Notwithstanding (a) and (b) above, cash in any of the Portfolios may be invested by the Custodian for short term purposes pursuant to standing Instructions from the Fund.

8.       Lending of Securities.

         If the Fund and the Custodian enter into a separate written agreement authorizing the Custodian to lend Securities, the Custodian may lend Securities pursuant to such agreement. Such agreement must be approved by the Fund in the manner required by any applicable law, regulation or administrative pronouncement, and may provide for the payment of additional reasonable compensation to the Custodian.

9.       Investment in Futures and Options

         The Custodian shall pursuant to Instructions (which may be standing instructions) (i) transfer initial margin to a safekeeping bank or, with respect to options, broker; (ii) pay or demand variation margin to or from a designated futures commission merchant or other broker based on daily marking to market calculations and in accordance with accepted industry practices; and (iii) subject to the Custodian's consent, enter into separate procedural, safekeeping or other agreements with safekeeping banks, futures commission merchants and other brokers pursuant to which such banks and, in the case of options, brokers, will act as custodian for initial margin deposits in transactions involving futures contracts and options. The Custodian shall have no custodial or investment responsibility for any assets transferred to a safekeeping bank, futures commission merchant or broker pursuant to this paragraph.

10.      Provisional Credits and Debits.

         (a) The Custodian is authorized, but shall not be obligated, to credit the account of a Portfolio provisionally on payable date with interest, dividends, distributions, redemptions or other amounts due. Otherwise, such amounts will be credited to the Portfolio on the date such amounts are actually received and reconciled to the Portfolio. In cases where the Custodian has credited a Portfolio with such amounts prior to actual collection and reconciliation, the Fund acknowledges that the Custodian shall be entitled to recover any such credit on demand from the Fund and further agrees that the Custodian may reverse such credit if and to the extent that Custodian does not receive such amounts in the ordinary course of business.

         (b) If the Portfolio is maintained as a global custody account it shall participate in the Custodian's contractual settlement date processing service("CSDP") unless the Custodian directs the Fund, or the Fund informs the Custodian, otherwise. Pursuant to CSDP the Custodian shall be authorised, but not obligated, to automatically credit or debit the Portfolio provisionally on contractual settlement date with cash or securities in connection with any sale, exchange or purchase of securities. Otherwise, such cash or securities shall be credited to the Portfolio on the day such cash or securities are actually received by the Custodian and reconciled to the Portfolio. In cases where the Custodian credits or debits the Portfolio with cash or securities prior to actual receipt and reconciliation, the Custodian may reverse such credit or debit as of contractual settlement date if and to the extent that any securities delivered by the Custodian are returned by the recipient, or if the related transaction fails to settle (or fails, due to market change or other reasons, to settle on terms which provide the Custodian full reimbursement of any provisional credit the Custodian has granted) within a period of time judged reasonable by the Custodian under the circumstances. The Fund agrees that it will not make any claim or pursue any legal action against the Custodian for loss or other detriment allegedly arising or resulting from the Custodian's good faith determination to effect, not effect or reverse any provisional credit or debit to the Portfolio.

         The Fund acknowledges and agrees that funds debited from the Portfolio on contractual settlement date including, without limitation, funds provided for the purchase of any securities under circumstances where settlement is delayed or otherwise does not take place in a timely manner for any reason, shall be held pending actual settlement of the related purchase transaction in a non-interest bearing deposit at the Custodian's London Branch; that such funds shall be available for use in the Custodian's general operations; and that the Custodian's maintenance and use of such funds in such circumstances are, without limitation, in consideration of the Custodian's providing CSDP.

         (c) The Fund recognizes that any decision to effect a provisional credit or an advancement of the Custodian's own funds under this agreement will be an accommodation granted entirely at the Custodian's option and in light of the particular circumstances, which circumstances may involve conditions in different countries, markets and classes of assets at different times. The Fund shall make the Custodian whole for any loss which it may incur from granting such accommodations and acknowledges that the Custodian shall be entitled to recover any relevant amounts from the Fund on demand. All amounts thus due to the Custodian shall be paid by the Fund from the account of the relevant Portfolio unless otherwise paid on a timely basis and in that connection the Fund acknowledges that the Custodian has a continuing lien on all assets of such Portfolio to secure such payments and agrees that the Custodian may apply or set off against such amounts any amounts credited by or due from the Custodian to the Fund. If funds in the Portfolio are insufficient to make any such payment the Fund shall promptly deliver to the Custodian the amount of such deficiency in immediately available funds when and as specified by the Custodian's written or oral notification to the Fund.

         (d) In connection with the Custodian's global custody service the Fund will maintain deposits at the Custodian's London Branch. The Fund acknowledges and agrees that such deposits are payable only in the currency in which an applicable deposit is denominated; that such deposits are payable only on the Fund's demand at the Custodian's London Branch; that such deposits are not payable at any of the Custodian's offices in the United States; and that the Custodian will not in any manner directly or indirectly promise or guarantee any such payment in the United States.

             The Fund further acknowledges and agrees that such deposits are subject to cross-border risk, and therefore the Custodian will have no obligation to make payment of deposits if and to the extent that the Custodian is prevented from doing so by reason of applicable law or regulation or any Sovereign Risk event affecting the London Branch or the currency in which the applicable deposit is denominated. "Sovereign Risk" for this purpose means nationalisation, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the property rights of persons who are not residents of the affected jurisdiction; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond the Custodian's control.

         THE FUND ACKNOWLEDGES AND AGREES THAT DEPOSIT ACCOUNTS MAINTAINED AT FOREIGN BRANCHES OF UNITED STATES BANKS (INCLUDING, IF APPLICABLE, ACCOUNTS IN WHICH CUSTOMER FUNDS FOR THE PURCHASE OF SECURITIES ARE HELD ON AND AFTER CONTRACTUAL SETTLEMENT DATE), ARE NOT INSURED BY THE U.S. FEDERAL DEPOSIT INSURANCE CORPORATION; MAY NOT BE GUARANTEED BY ANY LOCAL OR FOREIGN GOVERNMENTAL AUTHORITY; ARE UNSECURED; AND IN A LIQUIDATION MAY BE SUBORDINATED IN PRIORITY OF PAYMENT TO DOMESTIC (U.S.- DOMICILED) DEPOSITS. THEREFORE, BENEFICIAL OWNERS OF SUCH FOREIGN BRANCH DEPOSITS MAY BE UNSECURED CREDITORS OF THE NORTHERN TRUST COMPANY.

         Deposit account balances that are owned by United States residents are expected to be maintained in an aggregate amount of at least $100,000 or the equivalent in other currencies.

11.      Payment of Dividends or Distributions.

         (a) In the event that the Board of Directors of the Fund (or a committee thereof) authorizes the declaration of dividends or distributions with respect to a Portfolio, an Authorized Person shall provide the Custodian with Instructions specifying the record date, the date of payment of such distribution and the total amount payable to the Transfer Agent or its designee on such payment date.

         (b) Upon the payment date specified in such Instructions, the Custodian shall pay the total amount payable to the Transfer Agent or its designee out of the moneys specifically allocated to and held for the account of the appropriate Portfolio.

12.      Sale and Redemption of Shares.

         (a) Whenever the Fund shall sell any Shares, the Fund shall deliver or cause to be delivered to the Custodian an Instruction specifying the name of the Portfolio whose Shares were sold and the amount to be received by the Custodian for the sale of such Shares.

         (b) Upon receipt of such amount from the Transfer Agent or its designee, the Custodian shall credit such money to the separate account of the Portfolio specified in the Instruction described in paragraph
         (a) above.

         (c) Upon issuance of any Shares in accordance with the foregoing provisions of this Section 12, the Custodian shall pay all original issue or other taxes required to be paid in connection with such issuance upon the receipt of an Instruction specifying the amount to be paid.

         (d) Except as provided hereafter, whenever any Shares are redeemed, the Fund shall deliver or cause to be delivered to the Custodian an Instruction specifying the name of the Portfolio whose Shares were redeemed and the total amount to be paid for the Shares redeemed.

         (e) Upon receipt of an Instruction described in paragraph (d) above, the Custodian shall pay to the Transfer Agent (or such other person as the Transfer Agent directs) the total amount specified in such Instruction. Such payment shall be made from the separate account of the Portfolio specified in such Instruction.

13.      Indebtedness.

         (a) The Fund or its designee will cause to be delivered to the Custodian by any bank (excluding the Custodian) from which the Fund borrows money, using Securities as collateral, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Custodian an Instruction stating with respect to each such borrowing:
         (1) the name of the Portfolio for which the borrowing is to be made;
         (2) the name of the bank; (3) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement;
         (4) the time and date, if known, on which the loan is to be entered into (the "borrowing date"); (5) the date on which the loan becomes due and payable; (6) the total amount payable to the Fund for the separate account of the Portfolio on the borrowing date; (7) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities; (8) whether the Custodian is to deliver such collateral through the Book-Entry System or a Depository; and (9) a statement that such loan is in conformance with the 1940 Act and the Prospectus.

         (b) Upon receipt of the Instruction referred to in paragraph (a) above, the Custodian shall deliver on the borrowing date the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Instruction. The Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver as additional collateral in the manner directed by the Fund from time to time such Securities specifically allocated to such Portfolio as may be specified in the Instruction to collateralize further any transaction described in this Section 13. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in such Instruction all of the information required by this Section 13, the Custodian shall not be under any obligation to deliver any Securities. Collateral returned to the Custodian shall be held hereunder as it was prior to being used as collateral.

14.      Corporate Action.

         Whenever the Custodian or any Sub-Custodian receives information concerning Securities held for a Portfolio which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bond issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to Securities holders ("Corporate Actions"), the Custodian will give the Fund or its designee notice of such Corporate Actions to the extent that the Custodian's central corporate actions department has actual knowledge of a Corporate Action in time to notify the Fund.

         When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action which bears an expiration date is received, the Custodian will endeavor to obtain an Instruction relating to such Corporate Action from an Authorized Person, but if such Instruction is not received in time for the Custodian to take timely action, or actual notice of such Corporate Action was received too late to seek such an Instruction, the Custodian is authorized to sell, or cause a Sub-Custodian to sell, such rights entitlement or fractional interest and to credit the applicable account with the proceeds and to take any other action it deems, in good faith, to be appropriate, in which case, provided it has met the standard of care in Section 16 hereof, it shall be held harmless by the particular Portfolio involved for any such action.

         The Custodian will deliver proxies to the Fund or its designated agent pursuant to special arrangements which may have been agreed to in writing between the parties hereto. Such proxies shall be executed in the appropriate nominee name relating to Securities registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer Securities are involved, proxies will be delivered in accordance with an applicable Instruction, if any.

15.      Persons Having Access to the Portfolios.

         (a) Neither the Fund nor any officer, director, employee or agent of the Fund, the Fund's investment adviser, or any sub-investment adviser, shall have physical access to the assets of any Portfolio held by the Custodian or any Sub-Custodian or be authorized or permitted to withdraw any investments of a Portfolio, nor shall the Custodian or any Sub-Custodian deliver any assets of a Portfolio to any such person. No officer, director, employee or agent of the Custodian who holds any similar position with the Fund's investment adviser, with any sub-investment adviser of the Fund or with the Fund shall have access to the assets of any Portfolio.

         (b) Nothing in this Section 15 shall prohibit any Authorized Person from giving Instructions to the Custodian so long as such Instructions do not result in delivery of or access to assets of a Portfolio prohibited by paragraph (a) of this Section 15.

         (c) The Custodian represents that it maintains a system that is reasonably designed to prevent unauthorized persons from having access to the assets that it holds (by any means) for its customers.

16.      Concerning the Custodian.

         (a) Scope of Services. The Custodian shall be obligated to perform only such services as are set forth in this Agreement or expressly contained in an Instruction given to the Custodian which is not contrary to the provisions of this Agreement.

         (b) Standard of Care.

                  1. The Custodian will use reasonable care with respect to its obligations under this Agreement and the safekeeping of property of the Portfolios. The Custodian shall be liable to, and shall indemnify and hold harmless the Fund from and against any loss which shall occur as the result of the failure of the Custodian or a Sub-Custodian (other than a foreign securities depository or clearing agency) to exercise reasonable care with respect to their respective obligations under this Agreement and the safekeeping of such property. The determination of whether the Custodian or Sub-Custodian has exercised reasonable care in connection with the safekeeping of Fund property shall be made in light of the standards applicable to the Custodian with respect to similar property held by it in Chicago, Illinois. The determination of whether the Custodian or Sub-Custodian has exercised reasonable care in connection with their other obligations under this Agreement shall be made in light of prevailing standards applicable to professional custodians in the jurisdiction in which such custodial services are performed. In the event of any loss to the Fund by reason of the failure of the Custodian or a Sub-Custodian (other than a foreign securities depository or clearing agency) to exercise reasonable care, the Custodian shall be liable to the Fund only to the extent of the Fund's direct damages and expenses, which damages, for purposes of property only, shall be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special condition or circumstances.

                  2. The Custodian will not be responsible for any act, omission, or default of, or for the solvency of, any foreign securities depository or clearing agency approved by the Board of Directors pursuant to Section (1)(l) or Section 3 hereof.

                  3. The Custodian will not be responsible for any act, omission, or default of, or for the solvency of, any broker or agent (not referred to in paragraph (b)(2) above) which it or a Sub-Custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith. In the event such an appointment and use is made or done negligently or in bad faith, the Custodian shall be liable to the Fund only for direct damages and expenses (determined in the manner described in paragraph (b)(1) above) resulting from such appointment and use and, in the case of any loss due to an act, omission or default of such agent or broker, only to the extent that such loss occurs as a result of the failure of the agent or broker to exercise reasonable care ("reasonable care" for this purpose to be determined in light of the prevailing standards applicable to agents or brokers, as appropriate, in the jurisdiction where the services are performed).

                  4. The Custodian shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Fund) on all matters and shall be without liability for any action reasonably taken or omitted in good faith and without negligence pursuant to such advice.

                  5. The Custodian shall be entitled to rely upon any Instruction it receives pursuant to the applicable Sections of this Agreement that it reasonably believes to be genuine and to be from an Authorized Person. In the event that the Custodian receives oral Instructions, the Fund or its designee shall cause to be delivered to the Custodian, by the close of business on the same day that such oral Instructions were given to the Custodian, written Instructions confirming such oral Instructions, whether by hand delivery, telex or otherwise. The Fund agrees that the fact that no such confirming written Instructions are received by the Custodian shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund in connection with (i) acting upon oral Instructions given to the Custodian hereunder, provided such instructions reasonably appear to have been received from an Authorized Person or (ii) deciding not to act solely upon oral Instructions, provided that the Custodian first contacts the giver of such oral Instructions and requests written confirmation immediately following any such decision not to act.

                  6. The Custodian shall supply the Fund or its designee with such daily information regarding the cash and Securities positions and activity of each Portfolio as the Custodian and the Fund or its designee shall from time to time agree. It is understood that such information will not be audited by the Custodian and the Custodian represents that such information will be the best information then available to the Custodian. The Custodian shall have no responsibility whatsoever for the pricing of Securities, accruing for income, valuing the effect of Corporate Actions, or for the failure of the Fund or its designee to reconcile differences between the information supplied by the Custodian and information obtained by the Fund or its designee from other sources, including but not limited to pricing vendors and the Fund's investment adviser. Subject to the foregoing, to the extent that any miscalculation by the Fund or its designee of a Portfolio's net asset value is attributable to the willful misfeasance, bad faith or negligence of the Custodian (including any Sub-Custodian other than a foreign securities depository or clearing agency) in supplying or omitting to supply the Fund or its designee with information as aforesaid, the Custodian shall be liable to the Fund for any resulting loss (subject to such de minimis rule of change in value as the Board of Directors may from time to time adopt).

         (c) Limit of Duties. Without limiting the generality of the foregoing, the Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

                  1. The validity of the issue of any Securities purchased by any Portfolio, the legality of the purchase thereof, or the propriety of the amount specified by the Fund or its designee for payment therefor;

                  2. The legality of the sale of any Securities by any Portfolio or the propriety of the amount of consideration for which the same are sold;

                  3. The legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefor;

                  4. The legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;

                  5. The legality of the declaration or payment of any dividend or distribution by the Fund; or

                  6. The legality of any borrowing.

         (d) The Custodian need not maintain any insurance for the exclusive benefit of the Fund, but hereby warrants that as of the date of this Agreement it is maintaining a bankers Blanket Bond and hereby agrees to notify the Fund in the event that such bond is canceled or otherwise lapses.

         (e) Consistent with and without limiting the language contained in
         Section 16(a), it is specifically acknowledged that the Custodian shall have no duty or responsibility to:

                  1. Question any Instruction or make any suggestions to the Fund or an Authorized Person regarding any Instruction;

                  2. Supervise or make recommendations with respect to investments or the retention of Securities;

                  3. Subject to Section 16(b)(3) hereof, evaluate or report to the Fund or an Authorized Person regarding the financial condition of any broker, agent or other party to which Securities are delivered or payments are made pursuant to this Agreement; or

                  4. Review or reconcile trade confirmations received from brokers.

         (f) Amounts Due from or to Transfer Agent. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to any Portfolio from the Transfer Agent or its designee nor to take any action to effect payment or distribution by the Transfer Agent or its designee of any amount paid by the Custodian to the Transfer Agent in accordance with this Agreement.

         (g) No Duty to Ascertain Authority. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Fund and specifically allocated to a Portfolio are such as may properly be held by the Fund under the provisions of the Articles of Incorporation and the Prospectus.

         (h) Indemnification. The Fund agrees to indemnify and hold the Custodian harmless from all loss, cost, taxes, charges, assessments, claims, and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act and state or foreign securities laws) and expenses (including reasonable attorneys fees and disbursements) arising directly or indirectly from any action taken or omitted by the Custodian (i) at the request or on the direction of or in reliance on the advice of the Fund or in reasonable reliance upon the Prospectus or (ii) upon an Instruction; provided, that the foregoing indemnity shall not apply to any loss, cost, tax, charge, assessment, claim, liability or expense to the extent the same is attributable to the Custodian's or any Sub-Custodian's (other than a foreign securities depository or clearing agency) negligence, willful misconduct, bad faith or reckless disregard of duties and obligations under this Agreement or any other agreement relating to the custody of Fund property.

         (i) The Fund agrees to hold the Custodian harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges on a Portfolio.

         (j) Without limiting the foregoing, the Custodian shall not be liable for any loss which results from:

                  1. the general risk of investing;

                  2. subject to Section 16(b) hereof, investing or holding property in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of property held pursuant to this Agreement; or

                  3. consequential, special or punitive damages for any act or failure to act under any provision of this Agreement, even if advised of the possibility thereof.

         (k) Force Majeure. No party shall be liable to the other for any delay in performance, or non-performance, of any obligation hereunder to the extent that the same is due to forces beyond its reasonable control, including but not limited to delays, errors or interruptions caused by the other party or third parties, any industrial, juridical, governmental, civil or military action, acts of terrorism, insurrection or revolution, nuclear fusion, fission or radiation, failure or fluctuation in electrical power, heat, light, air conditioning or telecommunication equipment, or acts of God.

         (1) Inspection of Books and Records. The Custodian shall create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, and under applicable federal and state laws. All such records shall be the property of the Fund and shall at all times during regular business hours of the Custodian be open for inspection by duly authorized officers, employees and agents of the Fund and by the appropriate employees of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of Securities and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

         (m) Accounting Control Reports. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of the Book-Entry System, each Depository, and each Sub-Custodian and with an annual report on its own systems of internal accounting control.

17.      Term and Termination.

         (a) This Agreement shall become effective on the date first set forth above (the "Effective Date") and shall continue in effect thereafter until terminated in accordance with Section 17(b).

         (b) Either of the parties hereto may terminate this Agreement with respect to any Portfolio by giving to the other party a notice in writing specifying the date of such termination, which, in case the Fund is the terminating party, shall be not less than 60 days after the date of Custodian receives such notice or, in case the Custodian is the terminating party, shall be not less than 90 days after the date the Fund receives such notice. In the event such notice is given by the Fund, it shall be accompanied by a certified resolution of the Board of Directors, electing to terminate this Agreement with respect to any Portfolio and designating a successor custodian or custodians.

         In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a certified resolution of the Board of Directors, designating a successor custodian or custodians. In the absence of such designation by the Fund, the Custodian may designate a successor custodian, which shall be a person qualified to so act under the 1940 Act. If the Fund fails to designate a successor custodian with respect to any Portfolio, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys of such Portfolio, be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to the Fund.

         (c) Upon the date set forth in such notice under paragraph (b) of this
         Section 17, this Agreement shall terminate to the extent specified in such notice, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and moneys then held by the Custodian and specifically allocated to the Portfolio or Portfolios specified, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled with respect to such Portfolio or Portfolios.

18.      Miscellaneous.

         (a) Annexed hereto as Schedule A is a certification signed by two of the present officers of the Fund setting forth the names of the present Authorized Persons. The Fund agrees to furnish to the Custodian a new certification in similar form in the event that any such present Authorized Person ceases to be such an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new certification is received by the Custodian, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Instructions which Custodian reasonably believes were given by an Authorized Person, as identified in the last delivered certification. Unless such certification specifically limits the authority of an Authorized Person to specific matters or requires that the approval of another Authorized Person is required, Custodian shall be under no duty to inquire into the right of such person, acting alone, to give any instructions whatsoever under this Agreement.

         (b) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at its address stated on the first page hereof or at such other place as the Custodian may from time to time designate in writing.

         (c) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund, shall be sufficiently given if addressed to the Fund and mailed or delivered to it at its offices at its address shown on the first page hereof or at such other place as the Fund may from time to time designate in writing.

         (d) Except as expressly provided herein, Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement.

         (e) This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian without the written consent of the Fund, and any attempted assignment without such written consent shall be null and void.

         (f) This Agreement shall be construed in accordance with the laws of the State of Illinois.

         (g) The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (h) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives duly authorized as of the day and year first above written.

                   SIT U.S. GOVERNMENT SECURITIES FUND, INC.


                   By: /s/ Mary K. Stern
                       ----------------------------------
                   Name: Mary K. Stern
                   Title: President

The undersigned, Michael J. Radmer, does hereby certify that he/she is the duly elected, qualified and acting Secretary of Sit U.S. Government Securities Fund, Inc. (the "Fund") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Fund with full power and authority to execute this Custody Agreement on behalf of the Fund and to take such other actions and execute such other documents as may be necessary to effectuate this Agreement.

/s/ Michael J. Radmer
-------------------------------------
      Secretary
SIT U.S. GOVERNMENT SECURITIES FUND, INC.



                           THE NORTHERN TRUST COMPANY

                           By: /s/ Michael J. Lies
                               ---------------------------------------
                           Name: Michael J. Lies
                           Title: Second Vice President

                                   SCHEDULE A

                       CERTIFICATION OF AUTHORIZED PERSONS

         Pursuant to paragraphs 1(b) and 18(a) of the Agreement, the undersinged officers of Sit U.S. Government Securities Fund, Inc. hereby certify that the person(s) whose name(s) and signature(s) appear below have been duly authorized by the Board of Directors to give Instructions on behalf of the Fund.


                       NAME                   SIGNATURE


         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------



Certified as of the 28th day of July, 1999:


OFFICER:                                    OFFICER:


/s/ Mary K. Stern                           /s/ Paul E. Rasmussen
---------------------------                 ---------------------------
(Signature)                                 (Signature)

Mary K. Stern                               Paul E. Rasmussen
---------------------------                 ---------------------------
(Name)                                      (Name)

President                                   Vice President
---------------------------                 ---------------------------
(Title)                                     (Title)

                                   SCHEDULE B


         Pursuant to paragraphs 1(h) of the Agreement, the following portfolio(s) of Sit U.S. Government Securities Fund, Inc. have been created by the Fund and will be subject to the Agreement.


DATED AS OF JULY 1, 1999

SIT U.S. GOVERNMENT SECURITIES FUND, INC.

                                   SCHEDULE C

FEE SCHEDULE

     *    SIT MUTUAL FUND GROUP

     Northern Trust has three components to its Global Custody fee structure:

     a) A variable charge on the market value of assets based upon the country of investment;
     b)   A variable charge per transaction, and;
     c)   A charge per investment manager portfolio.

     We do NOT impose additional charges for facsimile, telex, income collection, tax reclamation, administration or other "miscellaneous" activities. Execution costs, not limited to but including stamp duty, third-party foreign exchange, and re-registration charges will be passed through at cost if and as applicable.

     Global Custody fees are all inclusive and cover:

     *    Safekeeping of assets

     *    Settlement of trades

     *    Facilitation of foreign exchange

     *    Management of excess cash balances

     *    Collection of interest and dividends

     *    Tax withholding and reclamation

     *    Proxy handling

     *    Corporate actions

     *    Fully audited monthly reporting

     *    On-line daily reporting to all parties


MATERIAL CHANGES

     The fees quoted above are offered contingent upon the current levels of investment activity as indicated above. "Material" changes, for the purposes of this provision, will be changes in excess of 10% from the assumptions used.

INVOICES

     Invoices are presented at the end of each quarter on a quarter in arrears basis. All out of pocket expense recoveries are charged directly to the account(s) in the month following the actual expense.

DOMESTIC FUNDS

     Domestic accounts                                              $0.00
     Market value(000,000s)                                      0.75 bps
     Equity/Fixed income security trades                            $6.00
     Cash & Equivalent security trades                             $10.00
     Wires transfers                                                $5.00
     Free delivery/receipt                                         $10.00

INTERNATIONAL FUNDS

     Global accounts                                                $0.00
     Market value - Tier I (000s)                                0.75 bps
     Market value - Tier II (000s)                                3.0 bps
     Market value - Tier III (000s)                               8.0 bps
     Market value - Tier IV (000s)                               15.0 bps
     Market value - Tier V (000s)                                30.0 bps
     Security trades - Tier I / Equity                              $6.00
     Security trades - Tier I / Cash & Equiv                       $10.00
     Security trades - Tier II                                     $25.00
     Security trades - Tier III                                    $50.00
     Security trades - Tier IV                                     $75.00
     Security trades - Tier V                                     $125.00
     Wire transfers                                                 $5.00
     Free delivery/receipt                                         $10.00

    Tier I          United States

    Tier II Australia, Belgium, Canada, Denmark, Euroclear, France, Germany, Ireland, Italy, Japan, Luxembourg, Malaysia, Netherlands, New Zealand, Sweden and United Kingdom

    Tier III Austria, Hong Kong, Norway, Singapore, South Korea, Spain, Switzerland, Taiwan and Thailand

    Tier IV Argentina, China, Finland, Mexico, Portugal, Sri Lanka, South Africa and Turkey

    Tier V Bangladesh, Bolivia, Botswana, Brazil, Czech Rep., Chile, Colombia, Cyprus, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Trinidad, Tunisia, Uruguay, Venezuela, Vietnam and Zimbabwe


                                Sit Mutual Funds
                        Quarterly Custody Fee Assumption
                                1st Quarter 1999

                                                 1.19377       US      ave bps
US
        Market Value US                    1,935,317,432     0.75       36,287
        Security Trades
            Equity/Fixed                             951        6        5,706
            Cash & Equiv                             919       10        9,190
        Wires                                      1,315        5        6,575
        Free Receipt/Delivery                          -       10            -
        Security Holdings                          1,696        0            -
        Accounts                                      11        0           =-
        Total US                                                        57,758

Global                                             6.320      Glb      Ave Bps
     Market Value
        Tier I                                22,178,394     0.75          416
        Tier II                               61,750,074        3        4,631
        Tier III                              14,281,953        8        2,856
        Tier IV                                  826,397       15          310
        Tier V                                 2,532,361       30        1,899
                                             101,569,177
     Transactions
        Tier I Equity/Fixed                           15        6           90
        Tier I Cash/Equiv                            162       10        1,620
        Tier II                                       38       25          950
        Tier III                                      14       50          700

        Tier IV                                        4       75          300
        Tier V                                        13      125        1,625

     Holdings                                        146        0            -
     Accounts                                          2        0            -
     Wires                                           130        5          650
     Free Receipt/Delivery                             -       10            -
        Total Global                                                    16,048

        Total Custody Fees                                              73,806

                 Custodian Agreement - Sit Mutual Funds II, Inc.

                                CUSTODY AGREEMENT


         AGREEMENT dated as of July 1, 1999, between Sit Mutual Funds II, Inc., a corporation organized under the laws of the State of Minnesota, having its principal office and place of business at 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 (the "Fund"), and THE NORTHERN TRUST COMPANY (the "Custodian"), an Illinois company with its principal place of business at 50 South LaSalle Street, Chicago, Illinois 60675.

                              W I T N E S S E T H:

         That for and in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:


1.       Definitions.

         Whenever used in this Agreement or in any Schedules to this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         (a) "Articles of Incorporation " shall mean the Articles of Incorporation of the Fund, including all amendments thereto.

         (b) "Authorized Person" shall be deemed to include the Chairman of the Board of Directors, the President, and any Vice President, the Secretary, the Treasurer or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Directors to give Instructions on behalf of the Fund and listed in the certification annexed hereto as Schedule A or such other certification as may be received by the Custodian from time to time pursuant to Section 18(a).

         (c) "Board of Directors" shall mean the Board of Directors or Trustees of the Fund.

         (d) "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

         (e) "Depository" shall mean The Depository Trust Company, a clearing agency registered with the Securities and Exchange

         Commission under Section 17(a) of the Securities Exchange Act of 1934, as amended, its successor or successors and its nominee or nominees, the use of which is hereby specifically authorized. The term "Depository" shall further mean and include any other person named in an Instruction and approved by the Fund to act as a depository in the manner required by Rule 17f-4 of the 1940 Act, its successor or successors and its nominee or nominees.

         (f) "Instruction" shall mean written (including telecopied, telexed, or electronically transmitted in a form that can be converted to print) or oral instructions actually received by the Custodian which the Custodian reasonably believes were given by an Authorized Person. An Instruction shall also include any instrument in writing actually received by the Custodian which the Custodian reasonably believes to be genuine and to be signed by any two officers of the Fund, whether or not such officers are Authorized Persons. Except as otherwise provided in this Agreement, "Instructions" may include instructions given on a standing basis.

         (g) "1940 Act" shall mean the Investment Company Act of 1940, and the Rules and Regulations thereunder, all as amended from time to time.

         (h) "Portfolio" refers to each of the separate and distinct investment portfolios of the Fund which the Fund and the Custodian shall have agreed in writing shall be subject to this Agreement, as identified in Schedule B hereto.

         (i) "Prospectus" shall include each current prospectus and statement of additional information of the Fund with respect to a Portfolio.

         (j) "Shares" refers to the shares of the Fund.

         (k) "Security" or "Securities" shall be deemed to include bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities, commodity interests and investments from time to time owned by the Fund and held in a Portfolio.

         (l) "Sub-Custodian" shall mean and include (i) any branch of the Custodian, (ii) any "eligible foreign custodian," as that term is defined in Rule 17f-5 under the 1940 Act, approved by the Fund in the manner required by Rule 17f-5, and (iii) any securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which securities depository or clearing agency has been approved by the

         Fund in the manner required by Rule 17f-5; provided, that the Custodian or a Sub-Custodian has entered into an agreement with such securities depository or clearing agency.

         (m) "Transfer Agent" shall mean the person which performs as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund.

2.       Appointment of Custodian.

         (a) The Fund hereby constitutes and appoints the Custodian as custodian of all the Securities and moneys owned by or in the possession of a Portfolio during the period of this Agreement.

         (b) The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth.

3.       Appointment and Removal of Sub-Custodians.

         (a) The Custodian may appoint one or more Sub-Custodians to act as Depository or Depositories or as sub-custodian or sub-custodians of Securities and moneys at any time held in any Portfolio, upon the terms and conditions specified in this Agreement. The Custodian shall oversee the maintenance by any Sub-Custodian of any Securities or moneys of any Portfolio.

         (b) The Agreement between the Custodian and each Sub-Custodian described in clause (ii) or (iii) of Section 1(l) and acting hereunder shall contain the provisions required by Rule 17f-5 under the 1940 Act.

         (c) Prior to the Custodian's use of any Sub-Custodian described in clause (ii) or (iii) of Paragraph 1(l), the Fund must approve such Sub-Custodian in the manner required by Rule 17f-5 and provide the Custodian with satisfactory evidence of such approval.

         (d) The Custodian shall promptly take such steps as may be required to remove any Sub-Custodian that has ceased to be an "eligible foreign custodian" or has otherwise ceased to meet the requirements under Rule 17f-5. If the Custodian intends to remove any Sub-Custodian previously approved by the Fund pursuant to paragraph 3(c), and the Custodian proposes to replace such Sub-Custodian with a Sub-Custodian that has not yet been approved by the Fund, it will so notify the Fund and provide it with information reasonably necessary to determine such proposed Sub-

         Custodian's eligibility under Rule 17f-5, including a copy of the proposed agreement with such Sub-Custodian. The Fund shall at the meeting of the Board of Directors next following receipt of such notice and information determine whether to approve the proposed Sub-Custodian and will promptly thereafter give written notice of the approval or disapproval of the proposed action.

         (e) The Custodian hereby warrants to the Fund that in its opinion, after due inquiry, the established procedures to be followed by each Sub-Custodian (that is not a foreign securities depository or clearing agency) in connection with the safekeeping of property of a Portfolio pursuant to this Agreement afford protection for such property not materially different from that afforded by the Custodian's established safekeeping procedures with respect to similar property held by it in Chicago, Illinois.

4.       Use of Sub-Custodians.

         With respect to property of a Portfolio which is maintained by the Custodian in the custody of a Sub-Custodian pursuant to Section 3:

         (a) The Custodian will identify on its books as belonging to the particular Portfolio any property held by such Sub-Custodian.

         (b) In the event that a Sub-Custodian permits any of the Securities placed in its care to be held in an eligible foreign securities depository, such Sub-Custodian will be required by its agreement with the Custodian to identify on its books such Securities as being held for the account of the Custodian as a custodian for its customers.

         (c) Any Securities held by a Sub-Custodian will be subject only to the instructions of the Custodian or its agents; and any Securities held in an eligible foreign securities depository for the account of a Sub-Custodian will be subject only to the instructions of such Sub-Custodian.

         (d) The Custodian will only deposit property of a Portfolio in an account with a Sub-Custodian which includes exclusively the assets held by the Custodian for its customers, and will cause such account to be designated by such Sub-Custodian as a special custody account for the exclusive benefit of customers of the Custodian.

5.       Compensation.

         (a) The Fund will compensate the Custodian for its services rendered under this Agreement in accordance with the fees set forth in the Fee Schedule annexed hereto as Schedule C and incorporated herein. Such Fee Schedule does not include out-of-pocket disbursements of the Custodian for which the Custodian shall be entitled to bill separately; provided that out-of-pocket disbursements may include only the items specified in Schedule C.

         (b) If the Fund requests that the Custodian act as Custodian for any Portfolio hereafter established, at the time the Custodian commences serving as such for said Portfolio, the compensation for such services shall be reflected in a fee schedule for that Portfolio, dated and signed by an officer of each party hereto, which shall be attached to or otherwise reflected in Schedule C of this Agreement.

         (c) Any compensation agreed to hereunder may be adjusted from time to time by attaching to Schedule C, or replacing Schedule C with, a revised Fee Schedule, dated and signed by an officer of each party hereto.

         (d) The Custodian will bill the Fund for its services to each Portfolio hereunder as soon as practicable after the end of each calendar quarter, and said billings will be detailed in accordance with the Fee Schedule for the Fund. The Fund will promptly pay to the Custodian the amount of such billing. The Custodian shall have a claim of payment against the property in each Portfolio for any compensation or expense amount owing to the Custodian in connection with such Portfolio from time to time under this Agreement.

         (e) The Custodian (not the Fund) will be responsible for the payment of the compensation of each Sub-Custodian.

6.       Custody of Cash and Securities

         (a) Receipt and Holding of Assets. The Fund will deliver or cause to be delivered to the Custodian and any Sub-Custodians all Securities and moneys of any Portfolio at any time during the period of this Agreement and shall specify the Portfolio to which the Securities and moneys are to be specifically allocated. The Custodian will not be responsible for such Securities and moneys until actually received by it or by a Sub-Custodian. The Fund may, from time to time in its sole discretion, provide the Custodian with Instructions as to the manner in which and in what amounts Securities, and moneys of a Portfolio are to be held on behalf of such Portfolio in the Book-Entry System or a

         Depository. Securities and moneys of a Portfolio held in the Book-Entry System or a Depository will be held in accounts which include only assets of Custodian that are held for its customers.

         (b) Accounts and Disbursements. The Custodian shall establish and maintain a separate account for each Portfolio and shall credit to the separate account all moneys received by it or a Sub-Custodian for the account of such Portfolio and shall disburse, or cause a Sub-Custodian to disburse, the same only:

                  1. In payment for Securities purchased for the Portfolio, as provided in Section 7 hereof;

                  2. In payment of dividends or distributions with respect to the Shares of such Portfolio, as provided in Section 11 hereof;

                  3. In payment of original issue or other taxes with respect to the Shares of such Portfolio, as provided in Section 12(c) hereof;

                  4. In payment for Shares which have been redeemed by such Portfolio, as provided in Section 12 hereof;

                  5. In payment of fees and in reimbursement of the expenses and liabilities of the Custodian attributable to the Fund, as provided in Sections 5 and 16(h) hereof;

                  6. Pursuant to Instructions setting forth the name of the Portfolio and the name and address of the person to whom the payment is to be made, the amount to be paid and the purpose for which payment is to be made.

         (c) Fail Float. In the event that any payment made for a Portfolio under this Section 6 exceeds the funds available in that Portfolio's account, the Custodian or relevant Sub-Custodian, as the case may be, may, in its discretion, advance the Fund on behalf of that Portfolio an amount equal to such excess and such advance shall be deemed an overdraft from the Custodian or such Sub-Custodian to that Portfolio payable on demand, bearing interest at the rate of interest customarily charged by the Custodian or such Sub-Custodian on similar overdrafts.

         (d) Confirmation and Statements. At least monthly, the Custodian shall furnish the Fund with a detailed statement of the Securities and moneys held by it and all Sub-Custodians for each

         Portfolio. Where securities purchased for a Portfolio are in a fungible bulk of securities registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of a Depository, the Book-Entry System or a Sub-Custodian, the Custodian shall maintain such records as are necessary to enable it to identify the quantity of those securities held for such Portfolio. In the absence of the filing in writing with the Custodian by the Fund of exceptions or objections to any such statement within 60 days after the date that a material defect is reasonably discoverable, the Fund shall be deemed to have approved such statement; and in such case or upon written approval of the Fund of any such statement the Custodian shall, to the extent permitted by law and provided the Custodian has met the standard of care in Section 16 hereof, be released, relieved and discharged with respect to all matters and things set forth in such statement as though such statement had been settled by the decree of a court of competent jurisdiction in an action in which the Fund and all persons having any equity interest in the Fund were parties.

         (e) Registration of Securities and Physical Separation. All Securities held for a Portfolio which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Custodian or a Sub-Custodian in that form; all other Securities held for a Portfolio may be registered in the name of that Portfolio, in the name of any duly appointed registered nominee of the Custodian or a Sub-Custodian as the Custodian or such Sub-Custodian may from time to time determine, or in the name of the Book-Entry System or a Depository or their successor or successors, or their nominee or nominees. The Fund reserves the right to instruct the Custodian as to the method of registration and safekeeping of the Securities. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian or any Sub-Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or a Depository, any Securities which the Custodian of a Sub-Custodian may hold for the account of a Portfolio and which may from time to time be registered in the name of a Portfolio. The Custodian shall hold all such Securities specifically allocated to a Portfolio which are not held in the Book-Entry System or a Depository in a separate account for such Portfolio in the name of such Portfolio physically segregated at all times from those of any other person or persons.

         (f) Segregated Accounts. Upon receipt of an Instruction, the Custodian will establish segregated accounts on behalf of a Portfolio to hold liquid or other assets as it shall be directed by such Instruction and shall increase or decrease the assets in such segregated accounts only as it shall be directed by subsequent Instruction.

         (g) Collection of Income and Other Matters Affecting Securities. Except as otherwise provided in an Instruction, the Custodian, by itself or through the use of the Book-Entry System or a Depository with respect to Securities therein maintained, shall, or shall instruct the relevant Sub-Custodian to:

                  1. Collect all income due or payable with respect to Securities in accordance with this Agreement;

                  2. Present for payment and collect the amount payable upon all Securities which may mature or be called, redeemed or retired, or otherwise become payable;

                  3. Surrender Securities in temporary form for derivative Securities;

                  4. Execute any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

                  5. Hold directly, or through the Book-Entry System or a Depository with respect to Securities therein deposited, for the account of each Portfolio all rights and similar Securities issued with respect to any Securities held by the Custodian or relevant Sub-Custodian for each Portfolio.

         (h) Delivery of Securities and Evidence of Authority. Upon receipt of an Instruction, the Custodian, directly or through the use of the Book-Entry System or a Depository, shall, or shall instruct the relevant Sub-Custodian to:

                  1. Execute and deliver or cause to be executed and delivered to such persons as may be designated in such Instructions, proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any Securities may be exercised;

                  2. Deliver or cause to be delivered any Securities held for a Portfolio in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

                  3. Deliver or cause to be delivered any Securities held for a Portfolio to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement in the separate account for each such Portfolio certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

                  4. Make or cause to be made such transfers or exchanges of the assets specifically allocated to the separate account of a Portfolio and take such other steps as shall be stated in Written Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

                  5. Deliver Securities upon sale of such Securities for the account of a Portfolio pursuant to Section 7;

                  6. Deliver Securities upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into on behalf of a Portfolio;

                  7. Deliver Securities of a Portfolio to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is to be delivered to the Custodian or Sub-Custodian, as the case may be;

                  8. Deliver Securities for delivery in connection with any loans of securities made by a Portfolio but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund which may be in the form of cash or obligations issued by the United States Government, its agencies or instrumentalities;

                  9. Deliver Securities for delivery as security in connection with any borrowings by a Portfolio requiring a pledge of Portfolio assets, but only against receipt of the amounts borrowed;

                  10. Deliver Securities to the Transfer Agent or its designee or to the holders of Shares in connection with distributions in kind, in satisfaction of requests by holders of Shares for repurchase or redemption;

                  11. Deliver Securities for any other proper business purpose, but only upon receipt of, in addition to written Instructions, a copy of a resolution or other authorization of the Fund certified by the Secretary of the Fund, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper business purpose, and naming the person or persons to whom delivery of such Securities shall be made.

         (i) Endorsement and Collection of Checks, Etc. The Custodian is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received by the Custodian for the account of a Portfolio.

         (j) Execution of Required Documents. The Custodian is hereby authorized to execute any and all applications or other documents required by a regulatory agency or similar entity as a condition of making investments in the foreign market under such entity's jurisdiction.

7.       Purchase and Sale of Securities.

         (a) Promptly after the purchase of Securities, the Fund or its designee shall deliver to the Custodian an Instruction specifying with respect to each such purchase: (1) the name of the Portfolio to which such Securities are to be specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or the principal amount purchased and accrued interest, if any; (4) the date of purchase and settlement; (5) the purchase price per unit; (6) the total amount payable upon such purchase; and (7) the name of the person from whom or the broker through whom the purchase was made, if any. The Custodian or specified Sub-Custodian shall receive the Securities purchased by or for a Portfolio and upon receipt thereof (or upon receipt of advice from a Depository or the Book-Entry System that the Securities have been transferred to the Custodian's account) shall pay to the broker or other person specified by the Fund or its designee out of the moneys held for the account of such Portfolio the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Instruction.

         (b) Promptly after the sale of Securities, the Fund or its designee shall deliver to the Custodian an Instruction specifying with respect to each such sale: (1) the name of the Portfolio to which the Securities sold were specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or principal amount sold, and accrued interest, if any; (4) the date of sale; (5) the sale price per unit; (6) the total amount payable to the Portfolio upon such sale; and (7) the name of the broker through whom or the person to whom the sale was made. The Custodian or relevant Sub-Custodian shall deliver or cause to be delivered the Securities to the broker or other person designated by the Fund upon receipt of the total amount payable to such Portfolio upon such sale, provided that the same conforms to the total amount payable to such Portfolio as set forth in such Instruction. Subject to the foregoing, the Custodian or relevant Sub-Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

         (c) Notwithstanding (a) and (b) above, cash in any of the Portfolios may be invested by the Custodian for short term purposes pursuant to standing Instructions from the Fund.

8.       Lending of Securities.

         If the Fund and the Custodian enter into a separate written agreement authorizing the Custodian to lend Securities, the Custodian may lend Securities pursuant to such agreement. Such agreement must be approved by the Fund in the manner required by any applicable law, regulation or administrative pronouncement, and may provide for the payment of additional reasonable compensation to the Custodian.

9.       Investment in Futures and Options

         The Custodian shall pursuant to Instructions (which may be standing instructions) (i) transfer initial margin to a safekeeping bank or, with respect to options, broker; (ii) pay or demand variation margin to or from a designated futures commission merchant or other broker based on daily marking to market calculations and in accordance with accepted industry practices; and (iii) subject to the Custodian's consent, enter into separate procedural, safekeeping or other agreements with safekeeping banks, futures commission merchants and other brokers pursuant to which such banks and, in the case of options, brokers, will act as custodian for initial margin deposits in transactions involving futures contracts and options. The Custodian shall have no custodial or investment responsibility for any assets transferred to a safekeeping bank, futures commission merchant or broker pursuant to this paragraph.

10.      Provisional Credits and Debits.

         (a) The Custodian is authorized, but shall not be obligated, to credit the account of a Portfolio provisionally on payable date with interest, dividends, distributions, redemptions or other amounts due. Otherwise, such amounts will be credited to the Portfolio on the date such amounts are actually received and reconciled to the Portfolio. In cases where the Custodian has credited a Portfolio with such amounts prior to actual collection and reconciliation, the Fund acknowledges that the Custodian shall be entitled to recover any such credit on demand from the Fund and further agrees that the Custodian may reverse such credit if and to the extent that Custodian does not receive such amounts in the ordinary course of business.

         (b) If the Portfolio is maintained as a global custody account it shall participate in the Custodian's contractual settlement date processing service ("CSDP") unless the Custodian directs the Fund, or the Fund informs the Custodian, otherwise. Pursuant to CSDP the Custodian shall be authorised, but not obligated, to automatically credit or debit the Portfolio provisionally on contractual settlement date with cash or securities in connection with any sale, exchange or purchase of securities. Otherwise, such cash or securities shall be credited to the Portfolio on the day such cash or securities are actually received by the Custodian and reconciled to the Portfolio. In cases where the Custodian credits or debits the Portfolio with cash or securities prior to actual receipt and reconciliation, the Custodian may reverse such credit or debit as of contractual settlement date if and to the extent that any securities delivered by the Custodian are returned by the recipient, or if the related transaction fails to settle (or fails, due to market change or other reasons, to settle on terms which provide the Custodian full reimbursement of any provisional credit the Custodian has granted) within a period of time judged reasonable by the Custodian under the circumstances. The Fund agrees that it will not make any claim or pursue any legal action against the Custodian for loss or other detriment allegedly arising or resulting from the Custodian's good faith determination to effect, not effect or reverse any provisional credit or debit to the Portfolio.

     The Fund acknowledges and agrees that funds debited from the Portfolio on contractual settlement date including, without limitation, funds provided for the purchase of any securities under circumstances where settlement is delayed or otherwise does not take place in a timely manner for any reason, shall be held pending actual settlement of the related purchase transaction in a non-interest bearing deposit at the Custodian's London Branch; that such funds shall be available for use in the Custodian's general operations; and that the Custodian's maintenance and use of such funds in such circumstances are, without limitation, in consideration of the Custodian's providing CSDP.

         (c) The Fund recognizes that any decision to effect a provisional credit or an advancement of the Custodian's own funds under this agreement will be an accommodation granted entirely at the Custodian's option and in light of the particular circumstances, which circumstances may involve conditions in different countries, markets and classes of assets at different times. The Fund shall make the Custodian whole for any loss which it may incur from granting such accommodations and acknowledges that the Custodian shall be entitled to recover any relevant amounts from the Fund on demand. All amounts thus due to the Custodian shall be paid by the Fund from the account of the relevant Portfolio unless otherwise paid on a timely basis and in that connection the Fund acknowledges that the Custodian has a continuing lien on all assets of such Portfolio to secure such payments and agrees that the Custodian may apply or set off against such amounts any amounts credited by or due from the Custodian to the Fund. If funds in the Portfolio are insufficient to make any such payment the Fund shall promptly deliver to the Custodian the amount of such deficiency in immediately available funds when and as specified by the Custodian's written or oral notification to the Fund.

         (d) In connection with the Custodian's global custody service the Fund will maintain deposits at the Custodian's London Branch. The Fund acknowledges and agrees that such deposits are payable only in the currency in which an applicable deposit is denominated; that such deposits are payable only on the Fund's demand at the Custodian's London Branch; that such deposits are not payable at any of the Custodian's offices in the United States; and that the Custodian will not in any manner directly or indirectly promise or guarantee any such payment in the United States.

         The Fund further acknowledges and agrees that such deposits are subject to cross-border risk, and therefore the Custodian will have no obligation to make payment of deposits if and to the extent that the Custodian is prevented from doing so by reason of applicable law or regulation or any Sovereign Risk event affecting the London Branch or the currency in which the applicable deposit is denominated. "Sovereign Risk" for this purpose means nationalisation, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the property rights of persons who are not residents of the affected jurisdiction; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond the Custodian's control.

         THE FUND ACKNOWLEDGES AND AGREES THAT DEPOSIT ACCOUNTS MAINTAINED AT FOREIGN BRANCHES OF UNITED STATES BANKS (INCLUDING, IF APPLICABLE, ACCOUNTS IN WHICH CUSTOMER FUNDS FOR THE PURCHASE OF SECURITIES ARE HELD ON AND AFTER CONTRACTUAL SETTLEMENT DATE), ARE NOT INSURED BY THE U.S. FEDERAL DEPOSIT INSURANCE CORPORATION; MAY NOT BE GUARANTEED BY ANY LOCAL OR FOREIGN GOVERNMENTAL AUTHORITY; ARE UNSECURED; AND IN A LIQUIDATION MAY BE SUBORDINATED IN PRIORITY OF PAYMENT TO DOMESTIC (U.S.- DOMICILED) DEPOSITS. THEREFORE,BENEFICIAL OWNERS OF SUCH FOREIGN BRANCH DEPOSITS MAY BE UNSECURED CREDITORS OF THE NORTHERN TRUST COMPANY.

         Deposit account balances that are owned by United States residents are expected to be maintained in an aggregate amount of at least $100,000 or the equivalent in other currencies.

11.      Payment of Dividends or Distributions.

         (a) In the event that the Board of Directors of the Fund (or a committee thereof) authorizes the declaration of dividends or distributions with respect to a Portfolio, an Authorized Person shall provide the Custodian with Instructions specifying the record date, the date of payment of such distribution and the total amount payable to the Transfer Agent or its designee on such payment date.

         (b) Upon the payment date specified in such Instructions, the Custodian shall pay the total amount payable to the Transfer Agent or its designee out of the moneys specifically allocated to and held for the account of the appropriate Portfolio.

12.      Sale and Redemption of Shares.

         (a) Whenever the Fund shall sell any Shares, the Fund shall deliver or cause to be delivered to the Custodian an Instruction specifying the name of the Portfolio whose Shares were sold and the amount to be received by the Custodian for the sale of such Shares.

         (b) Upon receipt of such amount from the Transfer Agent or its designee, the Custodian shall credit such money to the separate account of the Portfolio specified in the Instruction described in paragraph
         (a) above.

         (c) Upon issuance of any Shares in accordance with the foregoing provisions of this Section 12, the Custodian shall pay all original issue or other taxes required to be paid in connection with such issuance upon the receipt of an Instruction specifying the amount to be paid.

         (d) Except as provided hereafter, whenever any Shares are redeemed, the Fund shall deliver or cause to be delivered to the Custodian an Instruction specifying the name of the Portfolio whose Shares were redeemed and the total amount to be paid for the Shares redeemed.

         (e) Upon receipt of an Instruction described in paragraph (d) above, the Custodian shall pay to the Transfer Agent (or such other person as the Transfer Agent directs) the total amount specified in such Instruction. Such payment shall be made from the separate account of the Portfolio specified in such Instruction.

13.      Indebtedness.

         (a) The Fund or its designee will cause to be delivered to the Custodian by any bank (excluding the Custodian) from which the Fund borrows money, using Securities as collateral, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Custodian an Instruction stating with respect to each such borrowing:
         (1) the name of the Portfolio for which the borrowing is to be made;
         (2) the name of the bank; (3) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement;
         (4) the time and date, if known, on which the loan is to be entered into (the "borrowing date"); (5) the date on which the loan becomes due and payable; (6) the total amount payable to the Fund for the separate account of the Portfolio on the borrowing date; (7) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities; (8) whether the Custodian is to deliver such collateral through the Book-Entry System or a Depository; and (9) a statement that such loan is in conformance with the 1940 Act and the Prospectus.

         (b) Upon receipt of the Instruction referred to in paragraph (a) above, the Custodian shall deliver on the borrowing date the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Instruction. The Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver as additional collateral in the manner directed by the Fund from time to time such Securities specifically allocated to such Portfolio as may be specified in the Instruction to collateralize further any transaction described in this Section 13. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in such Instruction all of the information required by this Section 13, the Custodian shall not be under any obligation to deliver any Securities. Collateral returned to the Custodian shall be held hereunder as it was prior to being used as collateral.

14.      Corporate Action.

         Whenever the Custodian or any Sub-Custodian receives information concerning Securities held for a Portfolio which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bond issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to Securities holders ("Corporate Actions"), the Custodian will give the Fund or its designee notice of such Corporate Actions to the extent that the Custodian's central corporate actions department has actual knowledge of a Corporate Action in time to notify the Fund.

         When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action which bears an expiration date is received, the Custodian will endeavor to obtain an Instruction relating to such Corporate Action from an Authorized Person, but if such Instruction is not received in time for the Custodian to take timely action, or actual notice of such Corporate Action was received too late to seek such an Instruction, the Custodian is authorized to sell, or cause a Sub-Custodian to sell, such rights entitlement or fractional interest and to credit the applicable account with the proceeds and to take any other action it deems, in good faith, to be appropriate, in which case, provided it has met the standard of care in Section 16 hereof, it shall be held harmless by the particular Portfolio involved for any such action.

         The Custodian will deliver proxies to the Fund or its designated agent pursuant to special arrangements which may have been agreed to in writing between the parties hereto. Such proxies shall be executed in the appropriate nominee name relating to Securities registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer Securities are involved, proxies will be delivered in accordance with an applicable Instruction, if any.

15.      Persons Having Access to the Portfolios.

         (a) Neither the Fund nor any officer, director, employee or agent of the Fund, the Fund's investment adviser, or any sub-investment adviser, shall have physical access to the assets of any Portfolio held by the Custodian or any Sub-Custodian or be authorized or permitted to withdraw any investments of a Portfolio, nor shall the Custodian or any Sub-Custodian deliver any assets of a Portfolio to any such person. No officer, director, employee or agent of the Custodian who holds any similar position with the Fund's investment adviser, with any sub-investment adviser of the Fund or with the Fund shall have access to the assets of any Portfolio.

         (b) Nothing in this Section 15 shall prohibit any Authorized Person from giving Instructions to the Custodian so long as such Instructions do not result in delivery of or access to assets of a Portfolio prohibited by paragraph (a) of this Section 15.

         (c) The Custodian represents that it maintains a system that is reasonably designed to prevent unauthorized persons from having access to the assets that it holds (by any means) for its customers.

16.      Concerning the Custodian.

         (a) Scope of Services. The Custodian shall be obligated to perform only such services as are set forth in this Agreement or expressly contained in an Instruction given to the Custodian which is not contrary to the provisions of this Agreement.

         (b)      Standard of Care.

                  1. The Custodian will use reasonable care with respect to its obligations under this Agreement and the safekeeping of property of the Portfolios. The Custodian shall be liable to, and shall indemnify and hold harmless the Fund from and against any loss which shall occur as the result of the failure of the Custodian or a Sub-Custodian (other than a foreign securities depository or clearing agency) to exercise reasonable care with respect to their respective obligations under this Agreement and the safekeeping of such property. The determination of whether the Custodian or Sub-Custodian has exercised reasonable care in connection with the safekeeping of Fund property shall be made in light of the standards applicable to the Custodian with respect to similar property held by it in Chicago, Illinois. The determination of whether the Custodian or Sub-Custodian has exercised reasonable care in connection with their other obligations under this Agreement shall be made in light of prevailing standards applicable to professional custodians in the jurisdiction in which such custodial services are performed. In the event of any loss to the Fund by reason of the failure of the Custodian or a Sub-Custodian (other than a foreign securities depository or clearing agency) to exercise reasonable care, the Custodian shall be liable to the Fund only to the extent of the Fund's direct damages and expenses, which damages, for purposes of property only, shall be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special condition or circumstances.

                  2. The Custodian will not be responsible for any act, omission, or default of, or for the solvency of, any foreign securities depository or clearing agency approved by the Board of Directors pursuant to Section (1)(l) or Section 3 hereof.

                  3. The Custodian will not be responsible for any act, omission, or default of, or for the solvency of, any broker or agent (not referred to in paragraph (b)(2) above) which it or a Sub-Custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith. In the event such an appointment and use is made or done negligently or in bad faith, the Custodian shall be liable to the Fund only for direct damages and expenses (determined in the manner described in paragraph (b)(1) above) resulting from such appointment and use and, in the case of any loss due to an act, omission or default of such agent or broker, only to the extent that such loss occurs as a result of the failure of the agent or broker to exercise reasonable care ("reasonable care" for this purpose to be determined in light of the prevailing standards applicable to agents or brokers, as appropriate, in the jurisdiction where the services are performed).

                  4. The Custodian shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Fund) on all matters and shall be without liability for any action reasonably taken or omitted in good faith and without negligence pursuant to such advice.

                  5. The Custodian shall be entitled to rely upon any Instruction it receives pursuant to the applicable Sections of this Agreement that it reasonably believes to be genuine and to be from an Authorized Person. In the event that the Custodian receives oral Instructions, the Fund or its designee shall cause to be delivered to the Custodian, by the close of business on the same day that such oral Instructions were given to the Custodian, written Instructions confirming such oral Instructions, whether by hand delivery, telex or otherwise. The Fund agrees that the fact that no such confirming written Instructions are received by the Custodian shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund in connection with (i) acting upon oral Instructions given to the Custodian hereunder, provided such instructions reasonably appear to have been received from an Authorized Person or (ii) deciding not to act solely upon oral Instructions, provided that the Custodian first contacts the giver of such oral Instructions and requests written confirmation immediately following any such decision not to act.

                  6. The Custodian shall supply the Fund or its designee with such daily information regarding the cash and Securities positions and activity of each Portfolio as the Custodian and the Fund or its designee shall from time to time agree. It is understood that such information will not be audited by the Custodian and the Custodian represents that such information will be the best information then available to the Custodian. The Custodian shall have no responsibility whatsoever for the pricing of Securities, accruing for income, valuing the effect of Corporate Actions, or for the failure of the Fund or its designee to reconcile differences between the information supplied by the Custodian and information obtained by the Fund or its designee from other sources, including but not limited to pricing vendors and the Fund's investment adviser. Subject to the foregoing, to the extent that any miscalculation by the Fund or its designee of a Portfolio's net asset value is attributable to the willful misfeasance, bad faith or negligence of the Custodian (including any Sub-Custodian other than a foreign securities depository or clearing agency) in supplying or omitting to supply the Fund or its designee with information as aforesaid, the Custodian shall be liable to the Fund for any resulting loss (subject to such de minimis rule of change in value as the Board of Directors may from time to time adopt).

         (c) Limit of Duties. Without limiting the generality of the foregoing, the Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

                  1. The validity of the issue of any Securities purchased by any Portfolio, the legality of the purchase thereof, or the propriety of the amount specified by the Fund or its designee for payment therefor;

                  2. The legality of the sale of any Securities by any Portfolio or the propriety of the amount of consideration for which the same are sold;

                  3. The legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefor;

                  4. The legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;

                  5. The legality of the declaration or payment of any dividend or distribution by the Fund; or

                  6. The legality of any borrowing.

         (d) The Custodian need not maintain any insurance for the exclusive benefit of the Fund, but hereby warrants that as of the date of this Agreement it is maintaining a bankers Blanket Bond and hereby agrees to notify the Fund in the event that such bond is canceled or otherwise lapses.

         (e) Consistent with and without limiting the language contained in
         Section 16(a), it is specifically acknowledged that the Custodian shall have no duty or responsibility to:

                  1. Question any Instruction or make any suggestions to the Fund or an Authorized Person regarding any Instruction;

                  2. Supervise or make recommendations with respect to investments or the retention of Securities;

                  3. Subject to Section 16(b)(3) hereof, evaluate or report to the Fund or an Authorized Person regarding the financial condition of any broker, agent or other party to which Securities are delivered or payments are made pursuant to this Agreement; or

                  4. Review or reconcile trade confirmations received from brokers.

         (f) Amounts Due from or to Transfer Agent. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to any Portfolio from the Transfer Agent or its designee nor to take any action to effect payment or distribution by the Transfer Agent or its designee of any amount paid by the Custodian to the Transfer Agent in accordance with this Agreement.

         (g) No Duty to Ascertain Authority. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Fund and specifically allocated to a Portfolio are such as may properly be held by the Fund under the provisions of the Articles of Incorporation and the Prospectus.

         (h) Indemnification. The Fund agrees to indemnify and hold the Custodian harmless from all loss, cost, taxes, charges, assessments, claims, and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act and state or foreign securities laws) and expenses (including reasonable attorneys fees and disbursements) arising directly or indirectly from any action taken or omitted by the Custodian (i) at the request or on the direction of or in reliance on the advice of the Fund or in reasonable reliance upon the Prospectus or (ii) upon an Instruction; provided, that the foregoing indemnity shall not apply to any loss, cost, tax, charge, assessment, claim, liability or expense to the extent the same is attributable to the Custodian's or any Sub-Custodian's (other than a foreign securities depository or clearing agency) negligence, willful misconduct, bad faith or reckless disregard of duties and obligations under this Agreement or any other agreement relating to the custody of Fund property.

         (i) The Fund agrees to hold the Custodian harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges on a Portfolio.

         (j) Without limiting the foregoing, the Custodian shall not be liable for any loss which results from:

                  1. the general risk of investing;

                  2. subject to Section 16(b) hereof, investing or holding property in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of property held pursuant to this Agreement; or

                  3. consequential, special or punitive damages for any act or failure to act under any provision of this Agreement, even if advised of the possibility thereof.

         (k) Force Majeure. No party shall be liable to the other for any delay in performance, or non-performance, of any obligation hereunder to the extent that the same is due to forces beyond its reasonable control, including but not limited to delays, errors or interruptions caused by the other party or third parties, any industrial, juridical, governmental, civil or military action, acts of terrorism, insurrection or revolution, nuclear fusion, fission or radiation, failure or fluctuation in electrical power, heat, light, air conditioning or telecommunications equipment, or acts of God.

         (l) Inspection of Books and Records. The Custodian shall create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, and under applicable federal and state laws. All such records shall be the property of the Fund and shall at all times during regular business hours of the Custodian be open for inspection by duly authorized officers, employees and agents of the Fund and by the appropriate employees of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of Securities and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

         (m) Accounting Control Reports. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of the Book-Entry System, each Depository, and each Sub-Custodian and with an annual report on its own systems of internal accounting control.

17.      Term and Termination.

         (a) This Agreement shall become effective on the date first set forth above (the "Effective Date") and shall continue in effect thereafter until terminated in accordance with Section 17(b).

         (b) Either of the parties hereto may terminate this Agreement with respect to any Portfolio by giving to the other party a notice in writing specifying the date of such termination, which, in case the Fund is the terminating party, shall be not less than 60 days after the date of Custodian receives such notice or, in case the Custodian is the terminating party, shall be not less than 90 days after the date the Fund receives such notice. In the event such notice is given by the Fund, it shall be accompanied by a certified resolution of the Board of Directors, electing to terminate this Agreement with respect to any Portfolio and designating a successor custodian or custodians.

         In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a certified resolution of the Board of Directors, designating a successor custodian or custodians. In the absence of such designation by the Fund, the Custodian may designate a successor custodian, which shall be a person qualified to so act under the 1940 Act. If the Fund fails to designate a successor custodian with respect to any Portfolio, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys of such Portfolio, be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to the Fund.

         (c) Upon the date set forth in such notice under paragraph (b) of this
         Section 17, this Agreement shall terminate to the extent specified in such notice, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and moneys then held by the Custodian and specifically allocated to the Portfolio or Portfolios specified, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled with respect to such Portfolio or Portfolios.

18.      Miscellaneous.

         (a) Annexed hereto as Schedule A is a certification signed by two of the present officers of the Fund setting forth the names of the present Authorized Persons. The Fund agrees to furnish to the Custodian a new certification in similar form in the event that any such present Authorized Person ceases to be such an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new certification is received by the Custodian, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Instructions which Custodian reasonably believes were given by an Authorized Person, as identified in the last delivered certification. Unless such certification specifically limits the authority of an Authorized Person to specific matters or requires that the approval of another Authorized Person is required, Custodian shall be under no duty to inquire into the right of such person, acting alone, to give any instructions whatsoever under this Agreement.

         (b) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at its address stated on the first page hereof or at such other place as the Custodian may from time to time designate in writing.

         (c) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund, shall be sufficiently given if addressed to the Fund and mailed or delivered to it at its offices at its address shown on the first page hereof or at such other place as the Fund may from time to time designate in writing.

         (d) Except as expressly provided herein, Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement.

         (e) This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian without the written consent of the Fund, and any attempted assignment without such written consent shall be null and void.

         (f) This Agreement shall be construed in accordance with the laws of the State of Illinois.

         (g) The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (h) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives duly authorized as of the day and year first above written.

                            SIT MUTUAL FUNDS II, INC.


                            By: /s/ Mary K. Stern
                                -------------------------------------
                                Name: Mary K. Stern
                                Title: President

The undersigned, Michael J. Radmer, does hereby certify that he/she is the duly elected, qualified and acting Secretary of Sit Mutual Funds II, Inc. (the "Fund") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Fund with full power and authority to execute this Custody Agreement on behalf of the Fund and to take such other actions and execute such other documents as may be necessary to effectuate this Agreement.

Michael J. Radmer
--------------------------
        Secretary
SIT MUTUAL FUNDS II, INC.



                            THE NORTHERN TRUST COMPANY

                            By: /s/Michael J. Lies
                                -------------------------------------
                            Name: Michael J. Lies
                            Title: Second Vice President

                                   SCHEDULE A

                       CERTIFICATION OF AUTHORIZED PERSONS

         Pursuant to paragraphs 1(b) and 18(a) of the Agreement, the undersigned officers of Sit Mutual Funds II, Inc. hereby certify that the person(s) whose name(s) and signature(s) appear below have been duly authorized by the Board of Directors to give Instructions on behalf of the Fund.


                     NAME                     SIGNATURE


         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------



Certified as of the 28th day of July, 1999:


OFFICER:                                    OFFICER:


/s/ Mary K. Stern                           /s/ Paul E. Rasmussen
---------------------------                 ---------------------------
(Signature)                                 (Signature)

Mary K. Stern                               Paul E. Rasmussen
---------------------------                 ---------------------------
(Name)                                      (Name)

President                                   Vice President
---------------------------                 ---------------------------
(Title)                                     (Title)

                                   SCHEDULE B


         Pursuant to paragraphs 1(h) of the Agreement, the following portfolio(s) of Sit Mutual Funds II, Inc. have been created by the Fund and will be subject to the Agreement.


DATED AS OF JULY 1, 1999

SIT TAX-FREE INCOME FUND (SERIES A)
SIT MINNESOTA TAX-FREE INCOME FUND (SERIES B)
SIT BOND FUND (SERIES C)

                                   SCHEDULE C

FEE SCHEDULE

     *    SIT MUTUAL FUND GROUP

     Northern Trust has three components to its Global Custody fee structure:

     d) A variable charge on the market value of assets based upon the country of investment;
     e)   A variable charge per transaction, and;
     f)   A charge per investment manager portfolio.

     We do NOT impose additional charges for facsimile, telex, income collection, tax reclamation, administration or other "miscellaneous" activities. Execution costs, not limited to but including stamp duty, third-party foreign exchange, and re-registration charges will be passed through at cost if and as applicable.

     Global Custody fees are all inclusive and cover:

     *    Safekeeping of assets

     *    Settlement of trades

     *    Facilitation of foreign exchange

     *    Management of excess cash balances

     *    Collection of interest and dividends

     *    Tax withholding and reclamation

     *    Proxy handling

     *    Corporate actions

     *    Fully audited monthly reporting

     *    On-line daily reporting to all parties


MATERIAL CHANGES

     The fees quoted above are offered contingent upon the current levels of investment activity as indicated above. "Material" changes, for the purposes of this provision, will be changes in excess of 10% from the assumptions used.

INVOICES

     Invoices are presented at the end of each quarter on a quarter in arrears basis. All out of pocket expense recoveries are charged directly to the account(s) in the month following the actual expense

DOMESTIC FUNDS

    Domestic accounts                                            $0.00
    Market value(000,000s)                                    0.75 bps
    Equity/Fixed income security trades                          $6.00
    Cash & Equivalent security trades                           $10.00
    Wires transfers                                              $5.00
    Free delivery/receipt                                       $10.00

INTERNATIONAL FUNDS

    Global accounts                                              $0.00
    Market value - Tier I (000s)                              0.75 bps
    Market value - Tier II (000s)                              3.0 bps
    Market value - Tier III (000s)                             8.0 bps
    Market value - Tier IV (000s)                             15.0 bps
    Market value - Tier V (000s)                              30.0 bps
    Security trades - Tier I / Equity                            $6.00
    Security trades - Tier I / Cash & Equiv                     $10.00
    Security trades - Tier II                                   $25.00
    Security trades - Tier III                                  $50.00
    Security trades - Tier IV                                   $75.00
    Security trades - Tier V                                   $125.00
    Wire transfers                                               $5.00
    Free delivery/receipt                                       $10.00

    Tier I          United States

    Tier II Australia, Belgium, Canada, Denmark, Euroclear, France, Germany, Ireland, Italy, Japan, Luxembourg, Malaysia, Netherlands, New Zealand, Sweden and United Kingdom

    Tier III Austria, Hong Kong, Norway, Singapore, South Korea, Spain, Switzerland, Taiwan and Thailand

    Tier IV Argentina, China, Finland, Mexico, Portugal, Sri Lanka, South Africa and Turkey

    Tier V Bangladesh, Bolivia, Botswana, Brazil, Czech Rep., Chile, Colombia, Cyprus, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Trinidad, Tunisia, Uruguay, Venezuela, Vietnam and Zimbabwe

                                Sit Mutual Funds
                        Quarterly Custody Fee Assumption
                                1st Quarter 1999

                                                         US ave bps
                                                1.19377
US
        Market Value US                   1,935,317,432       0.75       36,287
        Security Trades
            Equity/Fixed                            951          6        5,706
            Cash & Equiv                            919         10        9,190
        Wires                                     1,315          5        6,575
        Free Receipt/Delivery                         -         10            -
        Security Holdings                         1,696          0            -
        Accounts                                     11          0            -
        Total US                                                         57,758

Global                                            6.320       Glb Ave Bps
     Market Value
        Tier I                               22,178,394       0.75          416
        Tier II                              61,750,074          3        4,631
        Tier III                             14,281,953          8        2,856
        Tier IV                                 826,397         15          310
        Tier V                                2,532,361         30        1,899
                                            101,569,177
     Transactions
        Tier I Equity/Fixed                          15          6           90
        Tier I Cash/Equiv                           162         10        1,620
        Tier II                                      38         25          950
        Tier III                                     14         50          700
        Tier IV                                       4         75          300
        Tier V                                       13        125        1,625

     Holdings                                       146          0

     Accounts                                         2          0            -
     Wires                                          130          5          650
     Free Receipt/Delivery                            -         10            -
        Total Global                                                     16,048

        Total Custody Fees                                               73,806

                Custodian Agreement - Sit Money Market Fund, Inc.

                                CUSTODY AGREEMENT


         AGREEMENT dated as of July 1, 1999, between Sit Money Market Fund, Inc., a corporation organized under the laws of the State of Minnesota, having its principal office and place of business at 4600 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 (the "Fund"), and THE NORTHERN TRUST COMPANY (the "Custodian"), an Illinois company with its principal place of business at 50 South LaSalle Street, Chicago, Illinois 60675.

                              W I T N E S S E T H:

         That for and in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:


1.       Definitions.

         Whenever used in this Agreement or in any Schedules to this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         (a) "Articles of Incorporation " shall mean the Articles of Incorporation of the Fund, including all amendments thereto.

         (b) "Authorized Person" shall be deemed to include the Chairman of the Board of Directors, the President, and any Vice President, the Secretary, the Treasurer or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Directors to give Instructions on behalf of the Fund and listed in the certification annexed hereto as Schedule A or such other certification as may be received by the Custodian from time to time pursuant to Section 18(a).

         (c) "Board of Directors" shall mean the Board of Directors or Trustees of the Fund.

         (d) "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

         (e) "Depository" shall mean The Depository Trust Company, a clearing agency registered with the Securities and Exchange


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         Commission under Section 17(a) of the Securities Exchange Act of 1934, as amended, its successor or successors and its nominee or nominees, the use of which is hereby specifically authorized. The term "Depository" shall further mean and include any other person named in an Instruction and approved by the Fund to act as a depository in the manner required by Rule 17f-4 of the 1940 Act, its successor or successors and its nominee or nominees.

         (f) "Instruction" shall mean written (including telecopied, telexed, or electronically transmitted in a form that can be converted to print) or oral instructions actually received by the Custodian which the Custodian reasonably believes were given by an Authorized Person. An Instruction shall also include any instrument in writing actually received by the Custodian which the Custodian reasonably believes to be genuine and to be signed by any two officers of the Fund, whether or not such officers are Authorized Persons. Except as otherwise provided in this Agreement, "Instructions" may include instructions given on a standing basis.

         (g) "1940 Act" shall mean the Investment Company Act of 1940, and the Rules and Regulations thereunder, all as amended from time to time.

         (h) "Portfolio" refers to each of the separate and distinct investment portfolios of the Fund which the Fund and the Custodian shall have agreed in writing shall be subject to this Agreement, as identified in Schedule B hereto.

         (i) "Prospectus" shall include each current prospectus and statement of additional information of the Fund with respect to a Portfolio.

         (j) "Shares" refers to the shares of the Fund.

         (k) "Security" or "Securities" shall be deemed to include bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities, commodity interests and investments from time to time owned by the Fund and held in a Portfolio.

         (l) "Sub-Custodian" shall mean and include (i) any branch of the Custodian, (ii) any "eligible foreign custodian," as that term is defined in Rule 17f-5 under the 1940 Act, approved by the Fund in the manner required by Rule 17f-5, and (iii) any securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, which securities depository or clearing agency has been approved by the

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         Fund in the manner required by Rule 17f-5; provided, that the Custodian or a Sub-Custodian has entered into an agreement with such securities depository or clearing agency.

         (m) "Transfer Agent" shall mean the person which performs as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund.

2.       Appointment of Custodian.

         (a) The Fund hereby constitutes and appoints the Custodian as custodian of all the Securities and moneys owned by or in the possession of a Portfolio during the period of this Agreement.

         (b) The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth.

3.       Appointment and Removal of Sub-Custodians.

         (a) The Custodian may appoint one or more Sub-Custodians to act as Depository or Depositories or as sub-custodian or sub-custodians of Securities and moneys at any time held in any Portfolio, upon the terms and conditions specified in this Agreement. The Custodian shall oversee the maintenance by any Sub-Custodian of any Securities or moneys of any Portfolio.

         (b) The Agreement between the Custodian and each Sub-Custodian described in clause (ii) or (iii) of Section 1(l) and acting hereunder shall contain the provisions required by Rule 17f-5 under the 1940 Act.

         (c) Prior to the Custodian's use of any Sub-Custodian described in clause (ii) or (iii) of Paragraph 1(l), the Fund must approve such Sub-Custodian in the manner required by Rule 17f-5 and provide the Custodian with satisfactory evidence of such approval.

         (d) The Custodian shall promptly take such steps as may be required to remove any Sub-Custodian that has ceased to be an "eligible foreign custodian" or has otherwise ceased to meet the requirements under Rule 17f-5. If the Custodian intends to remove any Sub-Custodian previously approved by the Fund pursuant to paragraph 3(c), and the Custodian proposes to replace such Sub-Custodian with a Sub-Custodian that has not yet been approved by the Fund, it will so notify the Fund and provide it with information reasonably necessary to determine such proposed Sub-

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         Custodian's eligibility under Rule 17f-5, including a copy of the proposed agreement with such Sub-Custodian. The Fund shall at the meeting of the Board of Directors next following receipt of such notice and information determine whether to approve the proposed Sub-Custodian and will promptly thereafter give written notice of the approval or disapproval of the proposed action.

         (e) The Custodian hereby warrants to the Fund that in its opinion, after due inquiry, the established procedures to be followed by each Sub-Custodian (that is not a foreign securities depository or clearing agency) in connection with the safekeeping of property of a Portfolio pursuant to this Agreement afford protection for such property not materially different from that afforded by the Custodian's established safekeeping procedures with respect to similar property held by it in Chicago, Illinois.

4.       Use of Sub-Custodians.

         With respect to property of a Portfolio which is maintained by the Custodian in the custody of a Sub-Custodian pursuant to Section 3:

         (a) The Custodian will identify on its books as belonging to the particular Portfolio any property held by such Sub-Custodian.

         (b) In the event that a Sub-Custodian permits any of the Securities placed in its care to be held in an eligible foreign securities depository, such Sub-Custodian will be required by its agreement with the Custodian to identify on its books such Securities as being held for the account of the Custodian as a custodian for its customers.

         (c) Any Securities held by a Sub-Custodian will be subject only to the instructions of the Custodian or its agents; and any Securities held in an eligible foreign securities depository for the account of a Sub-Custodian will be subject only to the instructions of such Sub-Custodian.

         (d) The Custodian will only deposit property of a Portfolio in an account with a Sub-Custodian which includes exclusively the assets held by the Custodian for its customers, and will cause such account to be designated by such Sub-Custodian as a special custody account for the exclusive benefit of customers of the Custodian.

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5.       Compensation.

         (a) The Fund will compensate the Custodian for its services rendered under this Agreement in accordance with the fees set forth in the Fee Schedule annexed hereto as Schedule C and incorporated herein. Such Fee Schedule does not include out-of-pocket disbursements of the Custodian for which the Custodian shall be entitled to bill separately; provided that out-of-pocket disbursements may include only the items specified in Schedule C.

         (b) If the Fund requests that the Custodian act as Custodian for any Portfolio hereafter established, at the time the Custodian commences serving as such for said Portfolio, the compensation for such services shall be reflected in a fee schedule for that Portfolio, dated and signed by an officer of each party hereto, which shall be attached to or otherwise reflected in Schedule C of this Agreement.

         (c) Any compensation agreed to hereunder may be adjusted from time to time by attaching to Schedule C, or replacing Schedule C with, a revised Fee Schedule, dated and signed by an officer of each party hereto.

         (d) The Custodian will bill the Fund for its services to each Portfolio hereunder as soon as practicable after the end of each calendar quarter, and said billings will be detailed in accordance with the Fee Schedule for the Fund. The Fund will promptly pay to the Custodian the amount of such billing. The Custodian shall have a claim of payment against the property in each Portfolio for any compensation or expense amount owing to the Custodian in connection with such Portfolio from time to time under this Agreement.

         (e) The Custodian (not the Fund) will be responsible for the payment of the compensation of each Sub-Custodian.

6.       Custody of Cash and Securities

         (a) Receipt and Holding of Assets. The Fund will deliver or cause to be delivered to the Custodian and any Sub-Custodians all Securities and moneys of any Portfolio at any time during the period of this Agreement and shall specify the Portfolio to which the Securities and moneys are to be specifically allocated. The Custodian will not be responsible for such Securities and moneys until actually received by it or by a Sub-Custodian. The Fund may, from time to time in its sole discretion, provide the Custodian with Instructions as to the manner in which and in what amounts Securities, and moneys of a Portfolio are to be held on behalf of such Portfolio in the Book-Entry System or a

         Depository. Securities and moneys of a Portfolio held in the Book-Entry System or a Depository will be held in accounts which include only assets of Custodian that are held for its customers.

         (b) Accounts and Disbursements. The Custodian shall establish and maintain a separate account for each Portfolio and shall credit to the separate account all moneys received by it or a Sub-Custodian for the account of such Portfolio and shall disburse, or cause a Sub-Custodian to disburse, the same only:

                  1. In payment for Securities purchased for the Portfolio, as provided in Section 7 hereof;

                  2. In payment of dividends or distributions with respect to the Shares of such Portfolio, as provided in Section 11 hereof;

                  3. In payment of original issue or other taxes with respect to the Shares of such Portfolio, as provided in Section 12(c) hereof;

                  4. In payment for Shares which have been redeemed by such Portfolio, as provided in Section 12 hereof;

                  5. In payment of fees and in reimbursement of the expenses and liabilities of the Custodian attributable to the Fund, as provided in Sections 5 and 16(h) hereof;

                  6. Pursuant to Instructions setting forth the name of the Portfolio and the name and address of the person to whom the payment is to be made, the amount to be paid and the purpose for which payment is to be made.

         (c) Fail Float. In the event that any payment made for a Portfolio under this Section 6 exceeds the funds available in that Portfolio's account, the Custodian or relevant Sub-Custodian, as the case may be, may, in its discretion, advance the Fund on behalf of that Portfolio an amount equal to such excess and such advance shall be deemed an overdraft from the Custodian or such Sub-Custodian to that Portfolio payable on demand, bearing interest at the rate of interest customarily charged by the Custodian or such Sub-Custodian on similar overdrafts.

         (d) Confirmation and Statements. At least monthly, the Custodian shall furnish the Fund with a detailed statement of the Securities and moneys held by it and all Sub-Custodians for each

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         Portfolio. Where securities purchased for a Portfolio are in a fungible bulk of securities registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of a Depository, the Book-Entry System or a Sub-Custodian, the Custodian shall maintain such records as are necessary to enable it to identify the quantity of those securities held for such Portfolio. In the absence of the filing in writing with the Custodian by the Fund of exceptions or objections to any such statement within 60 days after the date that a material defect is reasonably discoverable, the Fund shall be deemed to have approved such statement; and in such case or upon written approval of the Fund of any such statement the Custodian shall, to the extent permitted by law and provided the Custodian has met the standard of care in Section 16 hereof, be released, relieved and discharged with respect to all matters and things set forth in such statement as though such statement had been settled by the decree of a court of competent jurisdiction in an action in which the Fund and all persons having any equity interest in the Fund were parties.

         (e) Registration of Securities and Physical Separation. All Securities held for a Portfolio which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Custodian or a Sub-Custodian in that form; all other Securities held for a Portfolio may be registered in the name of that Portfolio, in the name of any duly appointed registered nominee of the Custodian or a Sub-Custodian as the Custodian or such Sub-Custodian may from time to time determine, or in the name of the Book-Entry System or a Depository or their successor or successors, or their nominee or nominees. The Fund reserves the right to instruct the Custodian as to the method of registration and safekeeping of the Securities. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian or any Sub-Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or a Depository, any Securities which the Custodian of a Sub-Custodian may hold for the account of a Portfolio and which may from time to time be registered in the name of a Portfolio. The Custodian shall hold all such Securities specifically allocated to a Portfolio which are not held in the Book-Entry System or a Depository in a separate account for such Portfolio in the name of such Portfolio physically segregated at all times from those of any other person or persons.

         (f) Segregated Accounts. Upon receipt of an Instruction, the Custodian will establish segregated accounts on behalf of a Portfolio to hold liquid or other assets as it shall be directed by such Instruction and shall increase or decrease the assets in such segregated accounts only as it shall be directed by subsequent Instruction.

         (g) Collection of Income and Other Matters Affecting Securities. Except as otherwise provided in an Instruction, the Custodian, by itself or through the use of the Book-Entry System or a Depository with respect to Securities therein maintained, shall, or shall instruct the relevant Sub-Custodian to:

                  1. Collect all income due or payable with respect to Securities in accordance with this Agreement;

                  2. Present for payment and collect the amount payable upon all Securities which may mature or be called, redeemed or retired, or otherwise become payable;

                  3. Surrender Securities in temporary form for derivative Securities;

                  4. Execute any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

                  5. Hold directly, or through the Book-Entry System or a Depository with respect to Securities therein deposited, for the account of each Portfolio all rights and similar Securities issued with respect to any Securities held by the Custodian or relevant Sub-Custodian for each Portfolio.

         (h) Delivery of Securities and Evidence of Authority. Upon receipt of an Instruction, the Custodian, directly or through the use of the Book-Entry System or a Depository, shall, or shall instruct the relevant Sub-Custodian to:

                  1. Execute and deliver or cause to be executed and delivered to such persons as may be designated in such Instructions, proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any Securities may be exercised;

                  2. Deliver or cause to be delivered any Securities held for a Portfolio in exchange for other Securities or cash

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                  issued or paid in connection with the liquidation,
                  reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

                  3. Deliver or cause to be delivered any Securities held for a Portfolio to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement in the separate account for each such Portfolio certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

                  4. Make or cause to be made such transfers or exchanges of the assets specifically allocated to the separate account of a Portfolio and take such other steps as shall be stated in Written Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

                  5. Deliver Securities upon sale of such Securities for the account of a Portfolio pursuant to Section 7;

                  6. Deliver Securities upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into on behalf of a Portfolio;

                  7. Deliver Securities of a Portfolio to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is to be delivered to the Custodian or Sub-Custodian, as the case may be;

                  8. Deliver Securities for delivery in connection with any loans of securities made by a Portfolio but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund which may be in the form of cash or obligations issued by the United States Government, its agencies or instrumentalities;

                  9. Deliver Securities for delivery as security in connection with any borrowings by a Portfolio requiring a pledge of Portfolio assets, but only against receipt of the amounts borrowed;

                  10. Deliver Securities to the Transfer Agent or its designee or to the holders of Shares in connection with distributions in kind, in satisfaction of requests by holders of Shares for repurchase or redemption;

                  11. Deliver Securities for any other proper business purpose, but only upon receipt of, in addition to written Instructions, a copy of a resolution or other authorization of the Fund certified by the Secretary of the Fund, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper business purpose, and naming the person or persons to whom delivery of such Securities shall be made.

         (i) Endorsement and Collection of Checks, Etc. The Custodian is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received by the Custodian for the account of a Portfolio.

         (j) Execution of Required Documents. The Custodian is hereby authorized to execute any and all applications or other documents required by a regulatory agency or similar entity as a condition of making investments in the foreign market under such entity's jurisdiction.

7.       Purchase and Sale of Securities.

         (a) Promptly after the purchase of Securities, the Fund or its designee shall deliver to the Custodian an Instruction specifying with respect to each such purchase: (1) the name of the Portfolio to which such Securities are to be specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or the principal amount purchased and accrued interest, if any; (4) the date of purchase and settlement; (5) the purchase price per unit; (6) the total amount payable upon such purchase; and (7) the name of the person from whom or the broker through whom the purchase was made, if any. The Custodian or specified Sub-Custodian shall receive the Securities purchased by or for a Portfolio and upon receipt thereof (or upon receipt of advice from a Depository or the Book-Entry System that the Securities have been transferred to the Custodian's account) shall pay to the broker or other person specified by the Fund or its designee out of the moneys held for the account of such Portfolio the total amount payable upon such purchase, provided

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         that the same conforms to the total amount payable as set forth in such
         Instruction.

         (b) Promptly after the sale of Securities, the Fund or its designee shall deliver to the Custodian an Instruction specifying with respect to each such sale: (1) the name of the Portfolio to which the Securities sold were specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or principal amount sold, and accrued interest, if any; (4) the date of sale; (5) the sale price per unit; (6) the total amount payable to the Portfolio upon such sale; and (7) the name of the broker through whom or the person to whom the sale was made. The Custodian or relevant Sub-Custodian shall deliver or cause to be delivered the Securities to the broker or other person designated by the Fund upon receipt of the total amount payable to such Portfolio upon such sale, provided that the same conforms to the total amount payable to such Portfolio as set forth in such Instruction. Subject to the foregoing, the Custodian or relevant Sub-Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

         (c) Notwithstanding (a) and (b) above, cash in any of the Portfolios may be invested by the Custodian for short term purposes pursuant to standing Instructions from the Fund.

8.       Lending of Securities.

         If the Fund and the Custodian enter into a separate written agreement authorizing the Custodian to lend Securities, the Custodian may lend Securities pursuant to such agreement. Such agreement must be approved by the Fund in the manner required by any applicable law, regulation or administrative pronouncement, and may provide for the payment of additional reasonable compensation to the Custodian.

9.       Investment in Futures and Options

         The Custodian shall pursuant to Instructions (which may be standing instructions) (i) transfer initial margin to a safekeeping bank or, with respect to options, broker; (ii) pay or demand variation margin to or from a designated futures commission merchant or other broker based on daily marking to market calculations and in accordance with accepted industry practices; and (iii) subject to the Custodian's consent, enter into separate procedural, safekeeping or other agreements with

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         safekeeping banks, futures commission merchants and other brokers pursuant to which such banks and, in the case of options, brokers, will act as custodian for initial margin deposits in transactions involving futures contracts and options. The Custodian shall have no custodial or investment responsibility for any assets transferred to a safekeeping bank, futures commission merchant or broker pursuant to this paragraph.

10.      Provisional Credits and Debits.

         (a) The Custodian is authorized, but shall not be obligated, to credit the account of a Portfolio provisionally on payable date with interest, dividends, distributions, redemptions or other amounts due. Otherwise, such amounts will be credited to the Portfolio on the date such amounts are actually received and reconciled to the Portfolio. In cases where the Custodian has credited a Portfolio with such amounts prior to actual collection and reconciliation, the Fund acknowledges that the Custodian shall be entitled to recover any such credit on demand from the Fund and further agrees that the Custodian may reverse such credit if and to the extent that Custodian does not receive such amounts in the ordinary course of business.

         (b) If the Portfolio is maintained as a global custody account it shall participate in the Custodian's contractual settlement date processing service ("CSDP") unless the Custodian directs the Fund, or the Fund informs the Custodian, otherwise. Pursuant to CSDP the Custodian shall be authorised, but not obligated, to automatically credit or debit the Portfolio provisionally on contractual settlement date with cash or securities in connection with any sale, exchange or purchase of securities. Otherwise, such cash or securities shall be credited to the Portfolio on the day such cash or securities are actually received by the Custodian and reconciled to the Portfolio. In cases where the Custodian credits or debits the Portfolio with cash or securities prior to actual receipt and reconciliation, the Custodian may reverse such credit or debit as of contractual settlement date if and to the extent that any securities delivered by the Custodian are returned by the recipient, or if the related transaction fails to settle (or fails, due to market change or other reasons, to settle on terms which provide the Custodian full reimbursement of any provisional credit the Custodian has granted) within a period of time judged reasonable by the Custodian under the circumstances. The Fund agrees that it will not make any claim or pursue any legal action against the Custodian for loss or other detriment allegedly arising or resulting from the Custodian's good faith determination to effect, not effect or reverse any provisional credit or debit to the Portfolio.

                  The Fund acknowledges and agrees that funds debited from the Portfolio on contractual settlement date including, without limitation, funds provided for the purchase of any securities under circumstances where settlement is delayed or otherwise does not take place in a timely manner for any reason, shall be held pending actual settlement of the related purchase transaction in a non-interest bearing deposit at the Custodian's London Branch; that such funds shall be available for use in the Custodian's general operations; and that the Custodian's maintenance and use of such funds in such circumstances are, without limitation, in consideration of the Custodian's providing CSDP.

         (c) The Fund recognizes that any decision to effect a provisional credit or an advancement of the Custodian's own funds under this agreement will be an accommodation granted entirely at the Custodian's option and in light of the particular circumstances, which circumstances may involve conditions in different countries, markets and classes of assets at different times. The Fund shall make the Custodian whole for any loss which it may incur from granting such accommodations and acknowledges that the Custodian shall be entitled to recover any relevant amounts from the Fund on demand. All amounts thus due to the Custodian shall be paid by the Fund from the account of the relevant Portfolio unless otherwise paid on a timely basis and in that connection the Fund acknowledges that the Custodian has a continuing lien on all assets of such Portfolio to secure such payments and agrees that the Custodian may apply or set off against such amounts any amounts credited by or due from the Custodian to the Fund. If funds in the Portfolio are insufficient to make any such payment the Fund shall promptly deliver to the Custodian the amount of such deficiency in immediately available funds when and as specified by the Custodian's written or oral notification to the Fund.

         (d) In connection with the Custodian's global custody service the Fund will maintain deposits at the Custodian's London Branch. The Fund acknowledges and agrees that such deposits are payable only in the currency in which an applicable deposit is denominated; that such deposits are payable only on the Fund's demand at the Custodian's London Branch; that such deposits are not payable at any of the Custodian's offices in the United States; and that the Custodian will not in any manner directly or indirectly promise or guarantee such payment in the United States.

                      The Fund further acknowledges and agrees that such deposits are subject to cross-border risk, and therefore the Custodian will have no obligation to make payment of deposits if and to the extent that the Custodian is prevented from doing so by reason of applicable law or regulation or any Sovereign Risk event affecting the London Branch or the currency in which the applicable deposit is denominated. "Sovereign Risk" for this purpose means nationalisation, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting the property rights of persons who are not residents of the affected jurisdiction; or acts of war, terrorism, insurrection or revolution; or any other act or event beyond the Custodian's control.

                  THE FUND ACKNOWLEDGES AND AGREES THAT DEPOSIT ACCOUNTS MAINTAINED AT FOREIGN BRANCHES OF UNITED STATES BANKS (INCLUDING, IF APPLICABLE, ACCOUNTS IN WHICH CUSTOMER FUNDS FOR THE PURCHASE OF SECURITIES ARE HELD ON AND AFTER CONTRACTUAL SETTLEMENT DATE), ARE NOT INSURED BY THE U.S. FEDERAL DEPOSIT INSURANCE CORPORATION; MAY NOT BE GUARANTEED BY ANY LOCAL OR FOREIGN GOVERNMENTAL AUTHORITY; ARE UNSECURED; AND IN A LIQUIDATION MAY BE SUBORDINATED IN PRIORITY OF PAYMENT TO DOMESTIC (U.S.- DOMICILED) DEPOSITS. THEREFORE,BENEFICIAL OWNERS OF SUCH FOREIGN BRANCH DEPOSITS MAY BE UNSECURED CREDITORS OF THE NORTHERN TRUST COMPANY.

                  Deposit account balances that are owned by United States residents are expected to be maintained in an aggregate amount of at least $100,000 or the equivalent in other currencies.

11.      Payment of Dividends or Distributions.

         (a) In the event that the Board of Directors of the Fund (or a committee thereof) authorizes the declaration of dividends or distributions with respect to a Portfolio, an Authorized Person shall provide the Custodian with Instructions specifying the record date, the date of payment of such distribution and the total amount payable to the Transfer Agent or its designee on such payment date.

         (b) Upon the payment date specified in such Instructions, the Custodian shall pay the total amount payable to the Transfer Agent or its designee out of the moneys specifically allocated to and held for the account of the appropriate Portfolio.

12.      Sale and Redemption of Shares.

         (a) Whenever the Fund shall sell any Shares, the Fund shall deliver or cause to be delivered to the Custodian an Instruction specifying the name of the Portfolio whose Shares were sold and the amount to be received by the Custodian for the sale of such Shares.

         (b) Upon receipt of such amount from the Transfer Agent or its designee, the Custodian shall credit such money to the separate account of the Portfolio specified in the Instruction described in paragraph
         (a) above.

         (c) Upon issuance of any Shares in accordance with the foregoing provisions of this Section 12, the Custodian shall pay all original issue or other taxes required to be paid in connection with such issuance upon the receipt of an Instruction specifying the amount to be paid.

         (d) Except as provided hereafter, whenever any Shares are redeemed, the Fund shall deliver or cause to be delivered to the Custodian an Instruction specifying the name of the Portfolio whose Shares were redeemed and the total amount to be paid for the Shares redeemed.

         (e) Upon receipt of an Instruction described in paragraph (d) above, the Custodian shall pay to the Transfer Agent (or such other person as the Transfer Agent directs) the total amount specified in such Instruction. Such payment shall be made from the separate account of the Portfolio specified in such Instruction.

13.      Indebtedness.

         (a) The Fund or its designee will cause to be delivered to the Custodian by any bank (excluding the Custodian) from which the Fund borrows money, using Securities as collateral, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Custodian an Instruction stating with respect to each such borrowing:
         (1) the name of the

         Portfolio for which the borrowing is to be made; (2) the name of the bank; (3) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement; (4) the time and date, if known, on which the loan is to be entered into (the "borrowing date"); (5) the date on which the loan becomes due and payable; (6) the total amount payable to the Fund for the separate account of the Portfolio on the borrowing date; (7) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities; (8) whether the Custodian is to deliver such collateral through the Book-Entry System or a Depository; and (9) a statement that such loan is in conformance with the 1940 Act and the Prospectus.

         (b) Upon receipt of the Instruction referred to in paragraph (a) above, the Custodian shall deliver on the borrowing date the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Instruction. The Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver as additional collateral in the manner directed by the Fund from time to time such Securities specifically allocated to such Portfolio as may be specified in the Instruction to collateralize further any transaction described in this Section 13. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in such Instruction all of the information required by this Section 13, the Custodian shall not be under any obligation to deliver any Securities. Collateral returned to the Custodian shall be held hereunder as it was prior to being used as collateral.

14.      Corporate Action.

         Whenever the Custodian or any Sub-Custodian receives information concerning Securities held for a Portfolio which requires discretionary action by the beneficial owner of the Securities (other than a proxy), such as subscription rights, bond issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to Securities holders ("Corporate Actions"), the Custodian will give the Fund or its designee notice of such Corporate Actions to the extent that the Custodian's central corporate actions department has actual knowledge of a Corporate Action in time to notify the Fund.

         When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action which bears an expiration date is received, the Custodian will endeavor to obtain an Instruction relating to such Corporate Action from an Authorized Person, but if such Instruction is not received in time for the Custodian to take timely action, or actual notice of such Corporate Action was received too late to seek such an Instruction, the Custodian is authorized to sell, or cause a Sub-Custodian to sell, such rights entitlement or fractional interest and to credit the applicable account with the proceeds and to take any other action it deems, in good faith, to be appropriate, in which case, provided it has met the standard of care in Section 16 hereof, it shall be held harmless by the particular Portfolio involved for any such action.

         The Custodian will deliver proxies to the Fund or its designated agent pursuant to special arrangements which may have been agreed to in writing between the parties hereto. Such proxies shall be executed in the appropriate nominee name relating to Securities registered in the name of such nominee but without indicating the manner in which such proxies are to be voted; and where bearer Securities are involved, proxies will be delivered in accordance with an applicable Instruction, if any.

15.      Persons Having Access to the Portfolios.

         (a) Neither the Fund nor any officer, director, employee or agent of the Fund, the Fund's investment adviser, or any sub-investment adviser, shall have physical access to the assets of any Portfolio held by the Custodian or any Sub-Custodian or be authorized or permitted to withdraw any investments of a Portfolio, nor shall the Custodian or any Sub-Custodian deliver any assets of a Portfolio to any such person. No officer, director, employee or agent of the Custodian who holds any similar position with the Fund's investment adviser, with any sub-investment adviser of the Fund or with the Fund shall have access to the assets of any Portfolio.

         (b) Nothing in this Section 15 shall prohibit any Authorized Person from giving Instructions to the Custodian so long as such Instructions do not result in delivery of or access to assets of a Portfolio prohibited by paragraph (a) of this Section 15.

         (c) The Custodian represents that it maintains a system that is reasonably designed to prevent unauthorized persons from having access to the assets that it holds (by any means) for its customers.

16.      Concerning the Custodian.

         (a) Scope of Services. The Custodian shall be obligated to perform only such services as are set forth in this Agreement or expressly contained in an Instruction given to the Custodian which is not contrary to the provisions of this Agreement.

         (b)      Standard of Care.

                  1. The Custodian will use reasonable care with respect to its obligations under this Agreement and the safekeeping of property of the Portfolios. The Custodian shall be liable to, and shall indemnify and hold harmless the Fund from and against any loss which shall occur as the result of the failure of the Custodian or a Sub-Custodian (other than a foreign securities depository or clearing agency) to exercise reasonable care with respect to their respective obligations under this Agreement and the safekeeping of such property. The determination of whether the Custodian or Sub-Custodian has exercised reasonable care in connection with the safekeeping of Fund property shall be made in light of the standards applicable to the Custodian with respect to similar property held by it in Chicago, Illinois. The determination of whether the Custodian or Sub-Custodian has exercised reasonable care in connection with their other obligations under this Agreement shall be made in light of prevailing standards applicable to professional custodians in the jurisdiction in which such custodial services are performed. In the event of any loss to the Fund by reason of the failure of the Custodian or a Sub-Custodian (other than a foreign securities depository or clearing agency) to exercise reasonable care, the Custodian shall be liable to the Fund only to the extent of the Fund's direct damages and expenses, which damages, for purposes of property only, shall be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special condition or circumstances.

                  2. The Custodian will not be responsible for any act, omission, or default of, or for the solvency of, any foreign securities depository or clearing agency approved by the

                  Board of Directors pursuant to Section (1)(l) or Section 3 hereof.

                  3. The Custodian will not be responsible for any act, omission, or default of, or for the solvency of, any broker or agent (not referred to in paragraph (b)(2) above) which it or a Sub-Custodian appoints and uses unless such appointment and use is made or done negligently or in bad faith. In the event such an appointment and use is made or done negligently or in bad faith, the Custodian shall be liable to the Fund only for direct damages and expenses (determined in the manner described in paragraph (b)(1) above) resulting from such appointment and use and, in the case of any loss due to an act, omission or default of such agent or broker, only to the extent that such loss occurs as a result of the failure of the agent or broker to exercise reasonable care ("reasonable care" for this purpose to be determined in light of the prevailing standards applicable to agents or brokers, as appropriate, in the jurisdiction where the services are performed).

                  4. The Custodian shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for the Fund) on all matters and shall be without liability for any action reasonably taken or omitted in good faith and without negligence pursuant to such advice.

                  5. The Custodian shall be entitled to rely upon any Instruction it receives pursuant to the applicable Sections of this Agreement that it reasonably believes to be genuine and to be from an Authorized Person. In the event that the Custodian receives oral Instructions, the Fund or its designee shall cause to be delivered to the Custodian, by the close of business on the same day that such oral Instructions were given to the Custodian, written Instructions confirming such oral Instructions, whether by hand delivery, telex or otherwise. The Fund agrees that the fact that no such confirming written Instructions are received by the Custodian shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund in connection with (i) acting upon oral Instructions given to the Custodian hereunder, provided such instructions reasonably appear to have been received from an Authorized Person or (ii) deciding not to act solely upon oral Instructions, provided that the Custodian first contacts the giver of such oral Instructions and requests written confirmation immediately following any such decision not to act.

                  6. The Custodian shall supply the Fund or its designee with such daily information regarding the cash and Securities positions and activity of each Portfolio as the Custodian and the Fund or its designee shall from time to time agree. It is understood that such information will not be audited by the Custodian and the Custodian represents that such information will be the best information then available to the Custodian. The Custodian shall have no responsibility whatsoever for the pricing of Securities, accruing for income, valuing the effect of Corporate Actions, or for the failure of the Fund or its designee to reconcile differences between the information supplied by the Custodian and information obtained by the Fund or its designee from other sources, including but not limited to pricing vendors and the Fund's investment adviser. Subject to the foregoing, to the extent that any miscalculation by the Fund or its designee of a Portfolio's net asset value is attributable to the willful misfeasance, bad faith or negligence of the Custodian (including any Sub-Custodian other than a foreign securities depository or clearing agency) in supplying or omitting to supply the Fund or its designee with information as aforesaid, the Custodian shall be liable to the Fund for any resulting loss (subject to such de minimis rule of change in value as the Board of Directors may from time to time adopt).

         (c) Limit of Duties. Without limiting the generality of the foregoing, the Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

                  1. The validity of the issue of any Securities purchased by any Portfolio, the legality of the purchase thereof, or the propriety of the amount specified by the Fund or its designee for payment therefor;

                  2. The legality of the sale of any Securities by any Portfolio or the propriety of the amount of consideration for which the same are sold;

                  3. The legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefor;

                  4. The legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;

                  5. The legality of the declaration or payment of any dividend or distribution by the Fund; or

                  6. The legality of any borrowing.

         (d) The Custodian need not maintain any insurance for the exclusive benefit of the Fund, but hereby warrants that as of the date of this Agreement it is maintaining a bankers Blanket Bond and hereby agrees to notify the Fund in the event that such bond is canceled or otherwise lapses.

         (e) Consistent with and without limiting the language contained in
         Section 16(a), it is specifically acknowledged that the Custodian shall have no duty or responsibility to:

                  1. Question any Instruction or make any suggestions to the Fund or an Authorized Person regarding any Instruction;

                  2. Supervise or make recommendations with respect to investments or the retention of Securities;

                  3. Subject to Section 16(b)(3) hereof, evaluate or report to the Fund or an Authorized Person regarding the financial condition of any broker, agent or other party to which Securities are delivered or payments are made pursuant to this Agreement; or

                  4. Review or reconcile trade confirmations received from brokers.

         (f) Amounts Due from or to Transfer Agent. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to any Portfolio from the Transfer Agent or its designee nor to take any action to effect payment or distribution by the Transfer Agent or its designee of any amount paid by the Custodian to the Transfer Agent in accordance with this Agreement.

         (g) No Duty to Ascertain Authority. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Fund and specifically allocated to a Portfolio are such as may properly be held by the Fund under the provisions of the Articles of Incorporation and the Prospectus.

         (h) Indemnification. The Fund agrees to indemnify and hold the Custodian harmless from all loss, cost, taxes, charges, assessments, claims, and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act and state or foreign securities laws) and expenses (including reasonable attorneys fees and disbursements) arising directly or indirectly from any action taken or omitted by the Custodian (i) at the request or on the direction of or in reliance on the advice of the Fund or in reasonable reliance upon the Prospectus or
         (ii) upon an Instruction; provided, that the foregoing indemnity shall not apply to any loss, cost, tax, charge, assessment, claim, liability or expense to the extent the same is attributable to the Custodian's or any Sub-Custodian's (other than a foreign securities depository or clearing agency) negligence, willful misconduct, bad faith or reckless disregard of duties and obligations under this Agreement or any other agreement relating to the custody of Fund property.

         (i) The Fund agrees to hold the Custodian harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges on a Portfolio.

         (j) Without limiting the foregoing, the Custodian shall not be liable for any loss which results from:

                  1. the general risk of investing;

                  2. subject to Section 16(b) hereof, investing or holding property in a particular country including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of property held pursuant to this Agreement; or

                  3. consequential, special or punitive damages for any act or failure to act under any provision of this Agreement, even if advised of the possibility thereof.

         (k) Force Majeure. No party shall be liable to the other for any delay in performance, or non-performance, of any obligation hereunder to the extent that the same is due to forces beyond its reasonable control, including but not limited to delays, errors or interruptions caused by the other party or third parties, any industrial, juridical, governmental, civil or military action, acts of terrorism, insurrection or revolution, nuclear fusion, fission or radiation, failure or fluctuation in electrical power, heat, light, air conditioning or telecommunications equipment, or acts of God.

         (1) Inspection of Books and Records. The Custodian shall create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, and under applicable federal and state laws. All such records shall be the property of the Fund and shall at all times during regular business hours of the Custodian be open for inspection by duly authorized officers, employees and agents of the Fund and by the appropriate employees of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of Securities and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

         (m) Accounting Control Reports. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of the Book-Entry System, each Depository, and each Sub-Custodian and with an annual report on its own systems of internal accounting control.

17.      Term and Termination.

         (a) This Agreement shall become effective on the date first set forth above (the "Effective Date") and shall continue in effect thereafter until terminated in accordance with Section 17(b).

         (b) Either of the parties hereto may terminate this Agreement with respect to any Portfolio by giving to the other party a notice in writing specifying the date of such termination, which, in case the Fund is the terminating party, shall be not less than 60 days after the date of Custodian receives such notice or, in case the Custodian is the terminating party, shall be not less than 90 days after the date the Fund receives such notice. In the event such notice is given by the Fund, it shall be accompanied by a certified resolution of the Board of Directors, electing to terminate this Agreement with respect to any Portfolio and designating a successor custodian or custodians.

         In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a certified resolution of the Board of Directors, designating a successor custodian or custodians. In the absence of such designation by the Fund, the Custodian may designate a successor custodian, which shall be a person qualified to so act under the 1940 Act. If the Fund fails to designate a successor custodian with respect to any Portfolio, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys of such Portfolio, be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to the Fund.

         (c) Upon the date set forth in such notice under paragraph (b) of this
         Section 17, this Agreement shall terminate to the extent specified in such notice, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and moneys then held by the Custodian and specifically allocated to the Portfolio or Portfolios specified, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled with respect to such Portfolio or Portfolios.

18.      Miscellaneous.

         (a) Annexed hereto as Schedule A is a certification signed by two of the present officers of the Fund setting forth the names of the present Authorized Persons. The Fund agrees to furnish to the Custodian a new certification in similar form in the event that any such present Authorized Person ceases to be such an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new certification is received by the Custodian, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Instructions which Custodian reasonably believes were given by an Authorized Person, as identified in the last delivered certification. Unless such certification specifically limits the authority of an Authorized Person to specific matters or requires that the approval of another Authorized Person is required, Custodian shall be under no duty to inquire into the right of such person, acting alone, to give any instructions whatsoever under this Agreement.

         (b) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at its address stated on the first page hereof or at such other place as the Custodian may from time to time designate in writing.

         (c) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund, shall be sufficiently given if addressed to the Fund and mailed or delivered to it at its offices at its address shown on the first page hereof or at such other place as the Fund may from time to time designate in writing.

         (d) Except as expressly provided herein, Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement.

         (e) This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian without the written consent of the Fund, and any attempted assignment without such written consent shall be null and void.

         (f) This Agreement shall be construed in accordance with the laws of the State of Illinois.

         (g) The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (h) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives duly authorized as of the day and year first above written.

                           SIT MONEY MARKET FUND, INC.


                           By: /s/ Mary K. Stern
                               ------------------------------------
                           Name: Mary K. Stern
                           Title: President

The undersigned, Michael J. Radmer, does hereby certify that he/she is the duly elected, qualified and acting Secretary of Sit Money Market Fund, Inc. (the "Fund") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Fund with full power and authority to execute this Custody Agreement on behalf of the Fund and to take such other actions and execute such other documents as may be necessary to effectuate this Agreement.

Michael J. Radmer
----------------------------
       Secretary
SIT MUTUAL FUNDS, INC.



                           THE NORTHERN TRUST COMPANY

                           By: /s/ Michael J. Lies
                               ------------------------------------
                           Name: Michael J. Lies
                           Title: Second Vice President

                                   SCHEDULE A

                       CERTIFICATION OF AUTHORIZED PERSONS

         Pursuant to paragraphs 1(b) and 18(a) of the Agreement, the undersinged officers of Sit Money Market Fund, Inc. hereby certify that the person(s) whose name(s) and signature(s) appear below have been duly authorized by the Board of Directors to give Instructions on behalf of the Fund.


                       NAME                   SIGNATURE


         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------

         XXXXXXXXXXX                          /s/ XXXXXXXXXXXX
         ----------------------------         ----------------------------



Certified as of the 28th day of July, 1999:


OFFICER:                                    OFFICER:


/s/ Mary K. Stern                           /s/ Paul E. Rasmussen
---------------------------                 ---------------------------
(Signature)                                 (Signature)

Mary K. Stern                               Paul E. Rasmussen
---------------------------                 ---------------------------
(Name)                                      (Name)

President                                   Vice President
---------------------------                 ---------------------------
(Title)                                     (Title)

                                   SCHEDULE B


         Pursuant to paragraphs 1(h) of the Agreement, the following portfolio(s) of Sit Money Market Fund, Inc. have been created by the Fund and will be subject to the Agreement.


DATED AS OF JULY 1, 1999

SIT MONEY MARKET FUND, INC.

SCHEDULE C

FEE SCHEDULE

     *    SIT MUTUAL FUND GROUP

     Northern Trust has three components to its Global Custody fee structure:

     a) A variable charge on the market value of assets based upon the country of investment;
     b)   A variable charge per transaction, and;
     c)   A charge per investment manager portfolio.

     We do NOT impose additional charges for facsimile, telex, income collection, tax reclamation, administration or other "miscellaneous" activities. Execution costs, not limited to but including stamp duty, third-party foreign exchange, and re-registration charges will be passed through at cost if and as applicable.

     Global Custody fees are all inclusive and cover:

     *    Safekeeping of assets

     *    Settlement of trades

     *    Facilitation of foreign exchange

     *    Management of excess cash balances

     *    Collection of interest and dividends

     *    Tax withholding and reclamation

     *    Proxy handling

     *    Corporate actions

     *    Fully audited monthly reporting

     *    On-line daily reporting to all parties


MATERIAL CHANGES

     The fees quoted above are offered contingent upon the current levels of investment activity as indicated above. "Material" changes, for the purposes of this provision, will be changes in excess of 10% from the assumptions used.

INVOICES

     Invoices are presented at the end of each quarter on a quarter in arrears basis. All out of pocket expense recoveries are charged directly to the account(s) in the month following the actual expense

DOMESTIC FUNDS

     Domestic accounts                                             $0.00
     Market value(000,000s)                                     0.75 bps
     Equity/Fixed income security trades                           $6.00
     Cash & Equivalent security trades                            $10.00
     Wires transfers                                               $5.00
     Free delivery/receipt                                        $10.00

INTERNATIONAL FUNDS

     Global accounts                                               $0.00
     Market value - Tier I (000s)                               0.75 bps
     Market value - Tier II (000s)                               3.0 bps
     Market value - Tier III (000s)                              8.0 bps
     Market value - Tier IV (000s)                              15.0 bps
     Market value - Tier V (000s)                               30.0 bps
     Security trades - Tier I / Equity                             $6.00
     Security trades - Tier I / Cash & Equiv                      $10.00
     Security trades - Tier II                                    $25.00
     Security trades - Tier III                                   $50.00
     Security trades - Tier IV                                    $75.00
     Security trades - Tier V                                    $125.00
     Wire transfers                                                $5.00
     Free delivery/receipt                                        $10.00

    Tier I          United States

    Tier II Australia, Belgium, Canada, Denmark, Euroclear, France, Germany, Ireland, Italy, Japan, Luxembourg, Malaysia, Netherlands, New Zealand, Sweden and United Kingdom

    Tier III Austria, Hong Kong, Norway, Singapore, South Korea, Spain, Switzerland, Taiwan and Thailand

    Tier IV Argentina, China, Finland, Mexico, Portugal, Sri Lanka, South Africa and Turkey

    Tier V Bangladesh, Bolivia, Botswana, Brazil, Czech Rep., Chile, Colombia, Cyprus, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Trinidad, Tunisia, Uruguay, Venezuela, Vietnam and Zimbabwe

                                Sit Mutual Funds
                        Quarterly Custody Fee Assumption
                                1st Quarter 1999

                                                       US ave bps
                                               1.19377
US
        Market Value US                  1,935,317,432        0.75       36,287
        Security Trades
            Equity/Fixed                           951           6        5,706
            Cash & Equiv                           919          10        9,190
        Wires                                    1,315           5        6,575
        Free Receipt/Delivery                        -          10            -
        Security Holdings                        1,696           0            -
        Accounts                                    11           0            -
        Total US                                                         57,758

                                                       Glb Ave Bps
Global                                           6.320
     Market Value
        Tier I                              22,178,394        0.75          416
        Tier II                             61,750,074           3        4,631
        Tier III                            14,281,953           8        2,856
        Tier IV                                826,397          15          310
        Tier V                               2,532,361          30        1,899
                                           101,569,177
     Transactions
        Tier I Equity/Fixed                         15           6           90
        Tier I Cash/Equiv                          162          10        1,620
        Tier II                                     38          25          950
        Tier III                                    14          50          700
        Tier IV                                      4          75          300
        Tier V                                      13         125        1,625

     Holdings                                      146           0            -
     Accounts                                        2           0            -

     Wires                                         130           5          650
     Free Receipt/Delivery                           -          10            -
        Total Global                                                     16,048

        Total Custody Fees                                               73,806

                                  EXHIBIT (h.2)

        Amendment to Accounting Services Agreement - Sit U.S. Government
                             Securities Fund, Inc.


                                  AMENDMENT TO
                          ACCOUNTING SERVICES AGREEMENT

     This Amendment dated as of July 1, 1999, is entered into by SIT U.S. GOVERNEMTNS SECURITIES FUND, INC. (the "Company") and FIRST DATA INVESTOR SERVICES GROUP, INC. ("FDISG").

     WHEREAS, the Company and FDISG entered into an Accounting Services Agreement dated as of April 1, 1996 (as amended and supplemented, the "Agreement");

     WHEREAS, the Company and FDISG wish to amend certain terms of the Agreement;

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

I. Paragraph (a) of Section 4 is hereby deleted in its entirety and replaced with the following:

(a) For the services to be rendered, the facilities to be furnished and the payments to be made by FDISG, as provided for in this Agreement, the Company, on behalf of each Fund, will pay FDISG on the first business day of each month a fee for the previous month at the annual rate as follows:

                 Assets                              Basis Point Charge
                 $1 > $2,000,000,000                         4.0
                 $2,000,000,000 - $5,000,000,000             2.5
                 > $5,000,000,000                            2.0

For purposes of determining the asset levels in the foregoing fee schedule, the assets of all Sit Mutual Funds serviced by FDISG , shall be combined. In addition, for each fund added, if any, to the Sit Mutual Funds listed on Exhibit 1 and serviced hereunder by FDISG (a "New Fund") the Company shall pay FDISG a minimum annual fee in an amount equal to a.) $30,000 less b.) an amount calculated in accordance with the foregoing fee schedule for the New Fund on a stand alone basis without regard to other Sit Mutual Funds serviced by FDISG. For each fund listed on Exhibit 1 that is liquidated or dissolved, or merged into another fund included on Exhibit 1, the aggregate fee paid to FDISG by the remaining funds listed on Exhibit 1 will be reduced by $15,000 annually. The annual fee reduction will be applied as a credit monthly in arrears. The annual fee reduction will commence in the month of the liquidation, dissolution or merger if the liquidation, dissolution or merger takes place on or before the 15th of a month, and will commence in the month following the liquidation, dissolution or merger if the liquidation, dissolution or merger takes place after the 15th of a month.

II. Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule B.

III. Paragraph (a) of Section 8 is hereby deleted in its entirety and replaced with the following:

(a) The Agreement shall continue until March 31, 2003 (the "Initial Term"), unless earlier terminated pursuant to the terms of this Agreement. Thereafter, this Agreement shall automatically be renewed for successive terms of three (3) years ("Renewal Terms") each.

IV. Section 8 is hereby amended to include the following Paragraph (e):

e.) In the event that prior to March 31, 2002 this Agreement and the Accounting Services Agreements entered into by each fund on Exhibit 1 and FDISG are terminated, or as a result of a purchase or merger the assets of such funds as of the date of this Amendment are not serviced by FDISG hereunder, the Company and the funds on Exhibit 1 shall be liable for all amounts payable under Section 4 hereof calculated at the asset level on the date notice of termination was delivered to FDISG, or if no notice was delivered to FDISG then the date of the merger or purchase. Notwithstanding anything contained in this Agreement to the contrary, after March 31, 2002, the Company may terminate this Agreement for any reason, or no reason, upon ninety (90) days written notice to FDISG and the payment to FDISG of an early termination penalty equal to $200,000.

V. Except to the extent amended hereby, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as amended hereby.



IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first written above.

                    SIT U.S. GOVERNMENT SECURITIES FUND, INC.


                    By:    /s/ Mary K. Stern
                        ---------------------------------


                    FIRST DATA INVESTOR SERVICES
                    GROUP, INC.


                    By:    /s/ Robert W. Gilbert
                        ---------------------------------

                                   SCHEDULE B

                    Out-Of-Pocket Expenses and Other Charges


1. Out-of-Pocket Expenses. The Company shall reimburse FDISG monthly for applicable out-of-pocket expenses, including, but not limited to the following items:

* Postage
* Telephone and telecommunication costs, including all lease, maintenance and line costs
* Shipping, Certified and Overnight mail and insurance
* Terminals, communication lines, printers and other equipment and any expenses incurred in connection with such terminals and lines
* Duplicating services
* Courier services
* Overtime, as approved by the Company
* Temporary staff, as approved by the Company
* Travel and entertainment, as approved by the Company
* Record retention, retrieval and destruction costs, including, but not limited to exit fees charged by third party record keeping vendors
* Third party audit reviews (SAS 70)
* Pricing services (or services used to determine Company NAV)
* Vendor pricing comparison
* Such other expenses as are agreed to by FDISG and the Company


2. Miscellaneous Charges. The Company shall be charged for the following products and services as applicable:
* Ad hoc reports
* Manual Pricing
* Materials for Rule 15c-3 Presentations


3. Programming Costs. The following programming rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Agreement.

System Enhancements (Non Dedicated Team):      $150.00 per/hr per programmer

                                    EXHIBIT 1

SIT MUTUAL FUNDS

Sit Mid Cap Growth Fund, Inc.
Sit Large Cap Growth Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Money Market Fund, Inc.
Sit Mutual Funds, Inc.
     Sit International Growth Fund (Series A)
     Sit Balanced Fund (Series B)
     Sit Developing Markets Growth Fund (Series C)
     Sit Small Cap Growth Fund (Series D)
     Sit Science and Technology Growth Fund (Series E)
     Sit Regional Growth Fund (Series F)
Sit Mutual Funds II, Inc.
     Sit Tax-Free Income Fund (Series A)
     Sit Minnesota Tax-Free Income Fund (Series B)
     Sit Bond Fund (Series C)

        Amendment to Accounting Services Agreement - Sit U.S. Government
                             Securities Fund, Inc.

                                  AMENDMENT TO
                          ACCOUNTING SERVICES AGREEMENT

     This Amendment dated as of July 1, 1999, is entered into by SIT MUTUAL FUNDS II, INC. (the "Company") and FIRST DATA INVESTOR SERVICES GROUP, INC. ("FDISG").

     WHEREAS, the Company and FDISG entered into an Accounting Services Agreement dated as of April 1, 1996 (as amended and supplemented, the "Agreement");

     WHEREAS, the Company and FDISG wish to amend certain terms of the Agreement;

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

I. Paragraph (a) of Section 4 is hereby deleted in its entirety and replaced with the following:

(a) For the services to be rendered, the facilities to be furnished and the payments to be made by FDISG, as provided for in this Agreement, the Company, on behalf of each Fund, will pay FDISG on the first business day of each month a fee for the previous month at the annual rate as follows:

                 Assets                             Basis Point Charge
                 $1 > $2,000,000,000                        4.0
                 $2,000,000,000 - $5,000,000,000            2.5
                 > $5,000,000,000                           2.0

For purposes of determining the asset levels in the foregoing fee schedule, the assets of all Sit Mutual Funds serviced by FDISG , shall be combined. In addition, for each fund added, if any, to the Sit Mutual Funds listed on Exhibit 1 and serviced hereunder by FDISG (a "New Fund") the Company shall pay FDISG a minimum annual fee in an amount equal to a.) $30,000 less b.) an amount calculated in accordance with the foregoing fee schedule for the New Fund on a stand alone basis without regard to other Sit Mutual Funds serviced by FDISG. For each fund listed on Exhibit 1 that is liquidated or dissolved, or merged into another fund included on Exhibit 1, the aggregate fee paid to FDISG by the remaining funds listed on Exhibit 1 will be reduced by $15,000 annually. The annual fee reduction will be applied as a credit monthly in arrears. The annual fee reduction will commence in the month of the liquidation, dissolution or merger if the liquidation, dissolution or merger takes place on or before the 15th of a month, and will commence in the month following the liquidation, dissolution or merger if the liquidation, dissolution or merger takes place after the 15th of a month.

II. Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule B.

III. Paragraph (a) of Section 8 is hereby deleted in its entirety and replaced with the following:

(a) The Agreement shall continue until March 31, 2003 (the "Initial Term"), unless earlier terminated pursuant to the terms of this Agreement. Thereafter, this Agreement shall automatically be renewed for successive terms of three (3) years ("Renewal Terms") each.

IV. Section 8 is hereby amended to include the following Paragraph (e):

e.) In the event that prior to March 31, 2002 this Agreement and the Accounting Services Agreements entered into by each fund on Exhibit 1 and FDISG are terminated, or as a result of a purchase or merger the assets of such funds as of the date of this Amendment are not serviced by FDISG hereunder, the Company and the funds on Exhibit 1 shall be liable for all amounts payable under Section 4 hereof calculated at the asset level on the date notice of termination was delivered to FDISG, or if no notice was delivered to FDISG then the date of the merger or purchase. Notwithstanding anything contained in this Agreement to the contrary, after March 31, 2002, the Company may terminate this Agreement for any reason, or no reason, upon ninety (90) days written notice to FDISG and the payment to FDISG of an early termination penalty equal to $200,000.

V. Except to the extent amended hereby, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as amended hereby.



IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first written above.

                            SIT MUTUAL FUNDS II, INC.


                            By:    /s/ Mary K. Stern
                                ----------------------------


                            FIRST DATA INVESTOR SERVICES
                            GROUP, INC.


                            By:    /s/ Robert W. Gilbert
                                ----------------------------

                                   SCHEDULE B

                    Out-Of-Pocket Expenses and Other Charges


1. Out-of-Pocket Expenses. The Company shall reimburse FDISG monthly for applicable out-of-pocket expenses, including, but not limited to the following items:

* Postage
* Telephone and telecommunication costs, including all lease, maintenance and line costs
* Shipping, Certified and Overnight mail and insurance
* Terminals, communication lines, printers and other equipment and any expenses incurred in connection with such terminals and lines
* Duplicating services
* Courier services
* Overtime, as approved by the Company
* Temporary staff, as approved by the Company
* Travel and entertainment, as approved by the Company
* Record retention, retrieval and destruction costs, including, but not limited to exit fees charged by third party record keeping vendors
* Third party audit reviews (SAS 70)
* Pricing services (or services used to determine Company NAV)
* Vendor pricing comparison
* Such other expenses as are agreed to by FDISG and the Company


2. Miscellaneous Charges. The Company shall be charged for the following products and services as applicable:
* Ad hoc reports
* Manual Pricing
* Materials for Rule 15c-3 Presentations


3. Programming Costs. The following programming rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Agreement.

System Enhancements (Non Dedicated Team):     $150.00 per/hr per programmer

                                    EXHIBIT 1

SIT MUTUAL FUNDS

Sit Mid Cap Growth Fund, Inc.
Sit Large Cap Growth Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Money Market Fund, Inc.
Sit Mutual Funds, Inc.
     Sit International Growth Fund (Series A)
     Sit Balanced Fund (Series B)
     Sit Developing Markets Growth Fund (Series C)
     Sit Small Cap Growth Fund (Series D)
     Sit Science and Technology Growth Fund (Series E)
     Sit Regional Growth Fund (Series F)
Sit Mutual Funds II, Inc.
     Sit Tax-Free Income Fund (Series A)
     Sit Minnesota Tax-Free Income Fund (Series B)
     Sit Bond Fund (Series C)

    Amendment to Accounting Services Agreement - Sit Money Market Fund, Inc.

                                  AMENDMENT TO
                          ACCOUNTING SERVICES AGREEMENT

     This Amendment dated as of July 1, 1999, is entered into by SIT MONEY MARKET FUND, INC. (the "Company") and FIRST DATA INVESTOR SERVICES GROUP, INC. ("FDISG").

     WHEREAS, the Company and FDISG entered into an Accounting Services Agreement dated as of April 1, 1996 (as amended and supplemented, the "Agreement");

     WHEREAS, the Company and FDISG wish to amend certain terms of the Agreement;

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

I. Paragraph (a) of Section 4 is hereby deleted in its entirety and replaced with the following:

(a) For the services to be rendered, the facilities to be furnished and the payments to be made by FDISG, as provided for in this Agreement, the Company, on behalf of each Fund, will pay FDISG on the first business day of each month a fee for the previous month at the annual rate as follows:

                  Assets                             Basis Point Charge
                  $1 > $2,000,000,000                        4.0
                  $2,000,000,000 - $5,000,000,000            2.5
                  > $5,000,000,000                           2.0

For purposes of determining the asset levels in the foregoing fee schedule, the assets of all Sit Mutual Funds serviced by FDISG , shall be combined. In addition, for each fund added, if any, to the Sit Mutual Funds listed on Exhibit 1 and serviced hereunder by FDISG (a "New Fund") the Company shall pay FDISG a minimum annual fee in an amount equal to a.) $30,000 less b.) an amount calculated in accordance with the foregoing fee schedule for the New Fund on a stand alone basis without regard to other Sit Mutual Funds serviced by FDISG. For each fund listed on Exhibit 1 that is liquidated or dissolved, or merged into another fund included on Exhibit 1, the aggregate fee paid to FDISG by the remaining funds listed on Exhibit 1 will be reduced by $15,000 annually. The annual fee reduction will be applied as a credit monthly in arrears. The annual fee reduction will commence in the month of the liquidation, dissolution or merger if the liquidation, dissolution or merger takes place on or before the 15th of a month, and will commence in the month following the liquidation, dissolution or merger if the liquidation, dissolution or merger takes place after the 15th of a month.

II. Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Schedule B.

III. Paragraph (a) of Section 8 is hereby deleted in its entirety and replaced with the following:

(a) The Agreement shall continue until March 31, 2003 (the "Initial Term"), unless earlier terminated pursuant to the terms of this Agreement. Thereafter, this Agreement shall automatically be renewed for successive terms of three (3) years ("Renewal Terms") each.

IV. Section 8 is hereby amended to include the following Paragraph (e):

e.) In the event that prior to March 31, 2002 this Agreement and the Accounting Services Agreements entered into by each fund on Exhibit 1 and FDISG are terminated, or as a result of a purchase or merger the assets of such funds as of the date of this Amendment are not serviced by FDISG hereunder, the Company and the funds on Exhibit 1 shall be liable for all amounts payable under Section 4 hereof calculated at the asset level on the date notice of termination was delivered to FDISG, or if no notice was delivered to FDISG then the date of the merger or purchase. Notwithstanding anything contained in this Agreement to the contrary, after March 31, 2002, the Company may terminate this Agreement for any reason, or no reason, upon ninety (90) days written notice to FDISG and the payment to FDISG of an early termination penalty equal to $200,000.

V. Except to the extent amended hereby, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects as amended hereby.



IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first written above.

                           SIT MONEY MARKET FUND, INC.


                           By:    /s/ Mary K. Stern
                               -------------------------------

                            FIRST DATA INVESTOR SERVICES
                            GROUP, INC.


                           By:    /s/ Robert W. Gilbert
                               -------------------------------

                                   SCHEDULE B

                    Out-Of-Pocket Expenses and Other Charges


1. Out-of-Pocket Expenses. The Company shall reimburse FDISG monthly for applicable out-of-pocket expenses, including, but not limited to the following items:

* Postage
* Telephone and telecommunication costs, including all lease, maintenance and line costs
* Shipping, Certified and Overnight mail and insurance
* Terminals, communication lines, printers and other equipment and any expenses incurred in connection with such terminals and lines
* Duplicating services
* Courier services
* Overtime, as approved by the Company
* Temporary staff, as approved by the Company
* Travel and entertainment, as approved by the Company
* Record retention, retrieval and destruction costs, including, but not limited to exit fees charged by third party record keeping vendors
* Third party audit reviews (SAS 70)
* Pricing services (or services used to determine Company NAV)
* Vendor pricing comparison
* Such other expenses as are agreed to by FDISG and the Company


2. Miscellaneous Charges. The Company shall be charged for the following products and services as applicable:
* Ad hoc reports
* Manual Pricing
* Materials for Rule 15c-3 Presentations


3. Programming Costs. The following programming rates are subject to an annual 5% increase after the one year anniversary of the effective date of this Agreement.

System Enhancements (Non Dedicated Team):     $150.00 per/hr per programmer

                                    EXHIBIT 1

SIT MUTUAL FUNDS

Sit Mid Cap Growth Fund, Inc.
Sit Large Cap Growth Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Money Market Fund, Inc.
Sit Mutual Funds, Inc.
     Sit International Growth Fund (Series A)
     Sit Balanced Fund (Series B)
     Sit Developing Markets Growth Fund (Series C)
     Sit Small Cap Growth Fund (Series D)
     Sit Science and Technology Growth Fund (Series E)
     Sit Regional Growth Fund (Series F)
Sit Mutual Funds II, Inc.
     Sit Tax-Free Income Fund (Series A)
     Sit Minnesota Tax-Free Income Fund (Series B)
     Sit Bond Fund (Series C)

                                   EXHIBIT (p)

                                 Code of Ethics

                                 CODE OF ETHICS
                                       FOR
                        SIT INVESTMENT ASSOCIATES, INC.,
                   SIT INVESTMENT FIXED INCOME ADVISORS, INC.
                        SIT FIXED INCOME ADVISORS II, LLC
                SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES, INC.
               SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES II, LLC
                              AND SIT MUTUAL FUNDS


                           I. PURPOSE AND CONSTRUCTION

This Code of Ethics ("Code") is adopted by Sit Investment Associates, Inc. ("Adviser"), Sit Investment Fixed Income Advisors, Inc. ("Fixed Income"), Sit Fixed Income Advisors II, LLC ("Fixed Income II") Sit/Kim International Investment Associates, Inc. ("International"), Sit/Kim International Investment Associates II, LLC ("International II") and the Sit Mutual Funds ("Funds") in an effort to prevent violations of Section 17 of the 1940 Act and the Rules and Regulations thereunder. This Code is designed to prevent investment activities by persons with access to certain information that might be harmful to the Funds or which might enable such persons to illicitly profit from their relationship with the Funds. This Code is also designed to codify the written policies and procedures designed to prevent the misuse of material, nonpublic information in violation of the 1934 Act or the Advisers Act, or the Rules and Regulations thereunder, as required by Section 15(f) of the 1934 Act and Section 204A of the Advisers Act. Each Associated Person must read and retain a copy of this Code, and execute the acknowledgment attached hereto.

                                 II. DEFINITIONS

         A. "Access Person" means any director, officer, general partner, or Advisory Person of a Fund or of Adviser, Fixed Income, Fixed Income II, International, or International II.
         B. "Advisers Act" means the Investment Advisers Act of 1940, 15 U.S.C.ss.30b-1 toss.30b-21.
         C.       "Advisory Person" means:
                  1. Any employee of a Fund or of Adviser, Fixed Income, Fixed Income II, International, or International II (or of any company in a control relationship to a Fund or to Adviser, Fixed Income, Fixed Income II, International, or International II) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a Fund, or whose functions or duties relate to the making of any recommendations with respect to such purchases or sales; and
                  2. Any natural person in a control relationship to a Fund or to Adviser, Fixed Income, Fixed Income II, International, or International II who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of a security.
         D.       "Affiliated Person" of another person means:
                  1. Any person directly or indirectly owning, controlling, or holding with power to vote, five percent (5%) or more of the outstanding voting securities of such other person;
                  2. Any person, five percent (5%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person;

                  3. Any person directly or indirectly controlling, controlled by, or under common control with, such other person;
                  4. Any officer, director, partner, co-partner, or employee of such other person;
                  5. If such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and
                  6. If such other person is an unincorporated investment company not having a board of directors, the depositor thereof.
         E. "Associated Person" means any partner, officer, director, or branch manager of Adviser, Fixed Income, Fixed Income II, International, or International II (or any person occupying a similar status or performing similar functions), any person directly or indirectly controlling, controlled by, or under common control with Adviser, Fixed Income, Fixed Income II, or International, or International II, or any employee of Adviser, Fixed Income, Fixed Income II, or International, or International II.
         F. "Control" shall have the meaning as that set forth in section 2(a)(9) of the 1940 Act.
         G. "Fund" means any investment company registered under the 1940 Act for which Adviser, Fixed Income, Fixed Income II, International, or International II acts as the investment adviser and manager; provided, however, that for purposes of Sections III.A, D., E., and F., "Fund" shall also include all other accounts managed by Adviser, Fixed Income, Fixed Income II, International, and International II. References herein to "Adviser" shall be deemed to include Fixed Income, Fixed Income II, International, and International II, unless the context clearly implies to the contrary.
         H. "Insider" means Adviser or the Funds, or an Associated Person of Adviser or the Funds, or any Affiliated Person thereof, or any member of his immediate family. Additionally, a person is deemed an "Insider" if he enters into a special confidential relationship in the conduct of the affairs of Adviser or the Funds, or any Affiliated Person thereof, and as a result is given access to material, nonpublic information. Examples of such Insiders include accountants, consultants, advisers, attorneys, bank lending officers, and the employees of such organizations.
         I. "Insider Trading" means the use of material, nonpublic information to trade in a Security (whether or not one is an Insider) or the communication of material, nonpublic information to others. While the meaning of the term is not static, "Insider Trading" generally includes:
                  1. Trading in a Security by an Insider, while in possession of material, nonpublic information;
                  2. Trading in a Security by a person who is not an Insider, while in possession of material, nonpublic information, where the information either was disclosed to such person in violation of an Insider's duty to keep it confidential or was misappropriated; and
                  3. Communicating material, nonpublic information to any person, who then trades in a Security while in possession of such information.
         J. "Material information" means information for which there is a substantial likelihood that a reasonable investor would consider it important in making investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Examples of material information include information regarding dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.
         K. "Member of immediate family" of a person includes such person's spouse, children under the age of twenty-five years residing with such person, and any trust or estate in which such person or any other member of his immediate family has a substantial beneficial interest, unless neither such person nor any other member of his immediate family is able to control or participate in the investment decisions of such trust or estate.
         L. "Nonpublic information" means information that has not been effectively communicated to the market place.
         M. "Purchase or sale of a Security" includes, inter alia, the writing of an option to purchase or sell a Security.

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         N.       "Security" shall have the meaning set forth in Section
                  2(a)(36) of the 1940 Act, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, or shares of registered open-end investment companies; provided, however, that for purposes of the Insider Trading prohibition of Section III.A., "Security" shall include all securities set forth in Section 2(a)(36) of the 1940 Act.
         O. "Security held or to be acquired" by a registered investment company means any Security which, within the most recent 15 days, (i) is or has been held by such company, or (ii) is being or has been considered by such company or its investment adviser for purchase by such company.
         P. "1934 Act" means the Securities Exchange Act of 1934, 15 U.S.C.ss.78a to 78kk.
         Q. "1940 Act" means the Investment Company Act of 1940, 15 U.S.C.ss.80a-1 toss.80a-64.
         R. "Restricted List" means a list of Securities maintained by the Adviser in which proprietary and personal transactions are prohibited.

                                III. RESTRICTIONS

         A.       Nonpublic Information.
                  1. An Insider shall use due care to ensure that material, nonpublic information remains secure and shall not divulge to any person any material, nonpublic information, except in the performance of his duties. For example, files containing material, nonpublic information should be sealed, and access to computer files containing material, nonpublic information should be restricted.
                  2. No Insider shall engage in Insider Trading, on behalf of himself or others.
                  3. An Access Person shall not divulge to any person contemplated or completed securities transactions of a Fund, except in the performance of his duties, unless such information previously has become a matter of public knowledge.
                  4. Questions regarding whether the information is material and/or nonpublic may be directed to the Chairman of Adviser or his designee.
         B. Section 17(d) Limitations. No Affiliated Person of a Fund, or any Affiliated Person of such person, acting as principal, shall effect any transaction in which a Fund, or a company controlled by a Fund, is a joint or a joint and several participant with such person or Affiliated Person, in contravention of such rules and regulations as the Securities and Exchange Commission may prescribe under Section 17(d) of the 1940 Act for the purpose of limiting or preventing participation by the Funds or controlled companies on a basis different from or less advantageous than that of such other participant.
         C. Prescribed Activities Under Rule 17j-l(a). Rule 17j-l(a) under the 1940 Act provides: It shall be unlawful for any affiliated person of or principal underwriter for a registered investment company, or any affiliated person of an investment adviser of or principal underwriter for a registered investment company in connection with the purchase or sale, directly, or indirectly, by such a person of a security held or to be acquired, as defined in this section, by such registered investment company --
                  (1) To employ any device, scheme or artifice to defraud such registered investment company;
                  (2) To make to such registered investment company any untrue statement of a material fact or omit to state to such registered investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
                  (3) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any such registered investment company; or
                  (4) To engage in any manipulative practice with respect to such registered investment company.


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


                           Any violation of Rule 17j-1(a) shall be deemed to be a violation of the Code.
         D. Covenant to Exercise Best Judgment. An Advisory Person shall act on his best judgment in effecting, or failing to effect, any Fund transaction and such Advisory Person shall not take into consideration his personal financial situation in connection with decisions regarding Fund portfolio transactions.
         E.       Limitations on Transactions.
                  1. An executive officer or an Advisory Person of Adviser, or any member of his or her immediate family, shall not purchase or sell any Security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership if at the time of such purchase or sale such
                           Security:
                                    (a)   is included on the Restricted List
                           maintained by the Adviser; or
                                    (b)   is held or to be acquired by the Fund.
                           However, the purchase or sale of a Security more than ten (10) trading days prior to or ten (10) trading days after a Fund's purchase or sale of such Security shall not be a violation of this Paragraph III.E.1(b) and provided that the ten day waiting period does not apply if a Fund has sold all its interest in that Security.
                  2. An executive officer or an Advisory Person of Adviser, or any member of his or her immediate family shall not purchase securities offered in an Initial Public Offering.
                  3. An executive officer or an Advisory Person of Adviser, or any member of his or her immediate family, shall not purchase and sell the same (or equivalent) securities within 60 calendar days; and shall not sale and purchase the same (or equivalent) securities within 60 calendar days.
                  4. An executive officer or an Advisory Person of Adviser, or any member of his or her immediate family, shall not effect more than the lesser of the following number of purchase and/or sale transactions a.) twenty (20) transactions within one calendar quarter or b.) fifty (50) transactions within one calendar year, without the advance written approval of the Chairman of the Adviser or his designee. Multiple purchases or sales of the same security effected contemporaneously shall be considered a single transaction for purposes of this Paragraph III.E.4.
         F. Prior Clearance. Prior to the sale or purchase of Securities, an executive officer or an Advisory Person of Adviser, or any member of his immediate family, must obtain written clearance for the transaction from the Chairman of Adviser or his designee.

                           IV. REPORTING REQUIREMENTS

         A. Initial Holdings Report. Not later than ten (10) days after becoming an Associated Person or Access Person, such person shall submit an initial holdings report listing all securities beneficially owned by such person, and listing any securities account such person maintains with a broker, dealer or bank.
         B. Annual Holdings Report. On or before January 30 of each year, each Associated Person and each Access Person shall submit an annual holdings report containing the following information: the title, number of shares and principal amount of each security in which such person had any direct or indirect beneficial ownership, and the name of any broker, dealer or bank with whom such person maintains an account in which any securities are held for the direct or indirect benefit of such person.
         C. Quarterly Report. Not later than ten (10) days after the end of each calendar quarter, each Associated Person and each Access Person shall submit a report which shall specify the following information with respect to transactions during the then ended calendar quarter in any Security in which such Associated Person or Access Person has, or by reason of such transaction acquired, any direct or indirect beneficial ownership in the Security:
                  1. The date of the transaction, the title and the number of shares, and the principal amount of each Security involved;

                  2. The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);
                  3.       The price at which the transaction was effected;
                  4. The name of the broker, dealer, or bank with or through whom the transaction was effected; and
                  5.       The date the report was submitted.
                  If no transactions have occurred during the period, the report shall so indicate. With respect to any account established by the Associated Person or Access Person in which any securities were held during the quarter for the direct or indirect benefit of such person, the report shall contain the name of the broker, dealer or bank with whom the Access Person established the account and the date the account was established.
         D. Broker Statements and Confirmations. Each Associated Person and each Access Person shall insure that the Adviser receives duplicate copies of his or her and any member of his or her immediate family's, including for purposes of this section any relative living in the same household, confirmations and statements directly from all brokerage firms.
         E. Disclosure of Holdings. An executive officer or an Advisory Person of the Adviser shall immediately notify the Adviser of any Security held by him or her (including any member of his or her immediate family) that he or she knows or should know is included on the Restricted List maintained by the Adviser or which is being considered for purchase by a Fund. A Security is being considered for purchase or sale when a recommendation to purchase or sell a security has been made and communicated and, with respect to the persons making the recommendation, when such person seriously considers making such a recommendation.
         F. Limitation on Reporting Requirements. Notwithstanding the provisions of Sections IV.A., B., C., D. and E., no Access Person shall be required to make a report:
                  1. With respect to transactions effected for any account over which such person does not have any direct or indirect influence or control; or
                  2. If such a person is not an "interested person" of a Fund as defined in Section 2(a)(19) of the 1940 Act and would be required to make such a report solely by reason of begin a director of a Fund, except where such director knew or, in the ordinary course of fulfilling his official duties as a director of a Fund, should have known that during the 15-day period immediately preceding or after the date of the transaction in a Security by the director, such Security is or was purchased or sold by a Fund or such purchase or sale by a Fund is or was considered by such Fund or Adviser, such director is required to file a quarterly report pursuant to the provisions of
                           Section IV. C.; or
                  3. Where a report made to Adviser would duplicate information recorded pursuant to Rules 204-2(a)(12) or 204-2(a)(13) under the Advisers Act.
         G. Reports of Violations. In addition to the quarterly reports required under this Article IV, Associated Persons and Access Persons promptly shall report any transaction which is, or might appear to be, in violation of this Code. Such report shall contain the information required in quarterly reports filed pursuant to Sections IV.A.
         H.       Filing of Reports. All reports prepared pursuant to this
                  Article IV shall be filed with the Chairman of Adviser or his designee.
         I. Certification to General Counsel of Funds. Prior to February 1 of each year, Adviser shall prepare and deliver to the General Counsel of the Funds a report which shall describe in detail violations of this Code for the prior calendar year, unless such violations have previously been reported to the General Counsel of the Funds.
         J. Dissemination of Reports. The General Counsel of the Funds shall have the right at any time to receive copies of any reports submitted pursuant to this Article IV. Such General Counsel shall keep all reports confidential except as disclosure thereof to the Boards of Directors of the Funds or of Adviser or other appropriate persons may be reasonably necessary to accomplish the purposes of this Code.

                           V. SUPERVISORY PROCEDURES

         The following supervisory procedures shall be implemented:
         A. Prevention of Insider Trading. To prevent Insider Trading, the Chairman of Adviser or his designee shall:
                  1. Take appropriate measures to familiarize Associated Persons with the Code;
                  2.       Answer questions regarding the Code;
                  3. Resolve issues of whether information received by an Insider is material and/or nonpublic; and
                  4.       Review and update the Code as necessary.
         B. Detection of Insider Trading. To detect Insider Trading, the Chairman of Adviser or his designee shall:
                  1. Review the trading activity and holdings reports filed by each Associated Person and Access Person; and
                  2.       Review the trading activity of Adviser and the Funds.
         C. Administration of the Code. The Chairman of Adviser or his designee shall, at least annually, provide the Funds' Board with a written report that:
                  1. Describes any issues arising under the Code or procedures since the last report to the Boards of Directors, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; and
                  2. Certifies that the fund, investment adviser or principal underwriter, as applicable, has adopted procedures reasonable necessary to prevent Associated Persons and Access Persons from violating the Code.

                          VI. ENFORCEMENT AND SANCTIONS

         A. General. Any Affiliated Person of Adviser who is found to have violated any provision of this Code may be permanently dismissed, reduced in salary or position, temporarily suspended from employment, or sanctioned in such other manner as may be determined by the Board of Directors of Adviser in its discretion. If an alleged violator is not affiliated with Adviser, the Board of Directors of the Fund or Funds involved shall have the responsibility for enforcing this Code and determining appropriate sanctions. In determining sanctions to be imposed for violations of this Code, the Board of Directors may consider any factors deemed relevant, including without limitation:
                  1.       The degree of willfulness of the violation;
                  2.       The severity of the violation;
                  3. The extent, if any, to which the violator profited or benefited from the violation.
                  4. The adverse effect, if any, of the violation on the Fund or Funds;
                  5.       The market value and liquidity of the class of
                           Securities involved in the violation;
                  6.       The prior violations of the Code, if any, by the
                           violator;
                  7.       The circumstances of discovery of the violation; and
                  8. If the violation involved the purchase or sale of Securities in violation of this Code, (a) the price at which the Fund purchase or sale was made and (b) the violator's justification for making the purchase or sale, including the violator's tax situation, the extent of the appreciation or depreciation of the Securities involved, and the period the Securities have been held.
         B.       Violations of Section III.E.
                  1. At its election, a Fund may choose to treat a transaction prohibited under Section III.E. of this Code as having been made for its account. Such an election may be made only by a majority vote of the directors of the Fund who are not Affiliated Persons of Adviser. Notice of an election under this Paragraph B.1 shall not be effective unless given to Adviser within sixty (60) days after the Fund is notified of such transaction. In the event of a violation involving more than one Fund, recovery shall be allocated between the affected Funds in proportion to the relative net asset values of the Funds as of the date of the violation. A violator shall be obligated to pay the Fund any sums due to said Fund pursuant to paragraph B.2 below due to a violation by a member of the immediate family of such violator.
                  2. If Securities purchased in violation of Section III.E. of this Code have been sold by the violator in a bona fide sale, the Fund shall be entitled to recover the profit made by the violator. If such Securities are still owned by the violator, or have been disposed of by such violator other than by a bona fide sale at the time notice of election is given by the Fund, the Fund shall be entitled to recover the difference between the cost of such Securities to the violator and the fair market value of such Securities on the date the Fund acquired such Securities. If the violation consists of a sale of Securities in violation of Section III.E. of this Code, the Fund shall be entitled to recover the difference between the net sale price per share received by the violator and the net sale price per share received by the Fund, multiplied by the number of shares sold by the violator. Each violation shall be treated individually and no offsetting or netting of violations shall be permitted.
                  3. Knowledge on the part of the General Counsel of a Fund of a transaction in violation of Section III.E. of this Code shall be deemed to be notice to the Fund under Paragraph VI.B.1. Knowledge on the part of a director or officer of a Fund who is an Affiliated Person of Adviser of a transaction in violation of this Code shall not be deemed to be notice under Paragraph VI.B.1.
                  4. If the Board of Directors of a Fund determine that a violation of this Code has caused financial detriment to such Fund, upon reasonable notice to Adviser, Adviser shall use its best efforts, including such legal action as may be required, to cause a person who has violated this Code to deliver to the Fund such Securities, or to pay to the Fund such sums, as the Fund shall declare to be due under this Section VI.B., provided that:
                                    a.       Adviser shall not be required to
                                             bring legal action if the amount
                                             recoverable reasonably would not be
                                             expected to exceed $2,500;
                                    b.       In lieu of bringing a legal action
                                             against the violator, Adviser may
                                             elect to pay to the Fund such sums
                                             as the Fund shall declare to be due
                                             under this Section VI.B.; and
                                    c.       Adviser shall have no obligation to
                                             bring any legal action if the
                                             violator was not an Affiliated
                                             Person of Adviser.
         C. Rights of Alleged Violator. A person charged with a violation of this Code shall have the opportunity to appear before the Board of Directors as may have authority to impose sanctions pursuant to this Code, at which time such person shall have the opportunity, orally or in writing, to deny any and all charges, set forth mitigating circumstances, and set forth reasons why the sanctions for any violations should not be severe.
         D. Notification to General Counsel of Funds. The General Counsel of the Fund involved shall be advised promptly of the initiation and outcome of any enforcement actions hereunder.
         E. Delegation of Duties. The Board of Directors may delegate its enforcement duties under this Article VI to a special committee of the Board of Directors comprised of at least three persons; provided, however, that no director shall serve on such committee or participate in the deliberations of the Board of Directors hereunder who is charged with a violation of this Code.
         F. Non-exclusivity of Sanctions. The imposition of sanctions hereunder by the Board of Directors of Adviser shall not preclude the imposition of additional sanctions by the Board of Directors of the Funds and shall not be deemed a waiver of any rights by the Funds. In addition to sanctions which may be imposed by the Boards of Directors of Adviser and the Funds, persons who violate this Code may be subject to various penalties and sanctions including, for example, (i) injunctions; (ii) treble damages; (iii) disgorgement of profits; (iv) fines to the person who committed the violation of up to three times the profit gained or loss avoided, whether nor not the person actually benefited; and (v) jail sentences.

                          VII. MISCELLANEOUS PROVISIONS

         A. Identification of Associated Persons and Access Persons. Adviser shall, on behalf of the Funds, identify all Associated Persons and Access Persons who are under a duty to make reports under Section IV.A. and shall inform such persons of such duty.
         B. Maintenance of Records. Adviser shall, on behalf of the Funds, maintain and make available records as required by Rule 17j-l(d).
         C. Prior Clearance Procedure. Prior to effecting a transaction in a Security, an Insider (other than persons covered under Section III.F.) may notify Adviser of the proposed transaction, and the name, title, and amount of the Security involved. Adviser shall determine whether such proposed transaction would, may, or would not be consistent with this Code. Such conclusion shall be promptly communicated to the Insider making such request. Absent extraordinary circumstances, no Insider shall be deemed to have violated this Code for effecting a Securities transaction, if such Insider has been advised by Adviser that the transaction would be consistent with this Code. Adviser shall make written records of actions under this Section VII.C., which records shall be maintained and made available in the manner required by Rule 17j-l(d).
         D. Effective Date. The effective date of this Code shall be April 28, 1989.
         E. Disclosure of Code of Ethics. This Code is on public file with, and available from, the Securities and Exchange Commission ("SEC"), as an exhibit to the Funds' Registration Statement.